UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.  )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Materials under § 240.14a-12

S&P Global Inc.

(Name of Registrant as Specified In Its Certificate)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No Fee Required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

2023

Proxy Statement

Notice of Annual Meeting of Shareholders

Wednesday, May 3, 2023

S&P Global

55 Water Street
New York, NY 10041-0003
March 23, 2023
Dear Fellow Shareholder:
On behalf of our Board of Directors and management, we cordially invite you to attend our Annual Meeting of Shareholders at 8:00 a.m. (EDT) on Wednesday, May 3, 2023.
The Annual Meeting of Shareholders will be held in a virtual-only meeting format, via live webcast, and there will not be a physical meeting location. You will be able to attend the Annual Meeting of Shareholders online and to vote your shares electronically at the meeting by visiting https://meetnow.global/MSWQYGX.
The Notice of Annual Meeting of Shareholders and Proxy Statement accompanying this letter describe the business we will consider at the Annual Meeting. Your vote is very important. We urge you to vote to be certain your shares are represented at the Annual Meeting even if you plan to virtually attend. Most shareholders have a choice of voting over the Internet, by telephone or by using a traditional proxy card. Please refer to your proxy materials or the information forwarded by your bank, broker or other holder of record to see which methods are available to you.
We look forward to seeing you at the Annual Meeting.

Richard E. Thornburgh Chairman of the Board	Douglas L. Peterson President and Chief Executive Officer

55 Water Street New York, NY 10041-0003
Notice of Annual Meeting of Shareholders
To Be Held Wednesday, May 3, 2023
The Annual Meeting of Shareholders of S&P Global Inc. will be held on Wednesday, May 3, 2023, at 8:00 a.m. (EDT) in a virtual-only format, via the Internet at https://meetnow.global/MSWQYGX. At the Annual Meeting, shareholders will be asked to:
Items of Business	Board’s Recommendation
1. Elect 13 Directors;	FOR each Director Nominee

2. Approve, on an advisory basis, the executive compensation program for the Company’s named executive officers, as described in this Proxy Statement;	FOR

3. Vote, on an advisory basis, on the frequency on which the Company conducts an advisory vote on the executive compensation program for the Company’s named executive officers;	1 YEAR

4. Ratify the selection of Ernst & Young LLP as our independent auditor for 2023;	FOR

5. Consider any other business, if properly raised.
This notice and proxy statement is being mailed or made available on the Internet to shareholders on or about March 23, 2023. These materials describe the matters being voted on at the Annual Meeting and contain certain other information. In addition, these materials are accompanied by a copy of the Company’s 2022 Annual Report that includes financial statements as of and for the fiscal year ended December 31, 2022.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS:
This Notice of Annual Meeting and Proxy Statement and the Annual Report on Form 10-K for the
year ended December 31, 2022 are available on the Internet at www.spglobal.com/proxy.
All shareholders of record as of close of business on March 13, 2023 will be entitled to vote at the virtual Annual Meeting. If you choose to attend and vote your shares at the virtual S&P Global Annual Meeting, you will need a unique 15-digit control number, which is included on your proxy card. Beneficial owners who would like to attend and vote at the virtual Annual Meeting should request a “legal proxy” (contact your bank or broker).
Please cast your votes by one of the following methods:

The Internet	Signing and Mailing a Proxy Card	Toll-Free Telephone

Your vote is very important. We encourage you to vote by proxy even if you plan to attend the virtual Annual Meeting.
By Order of the Board of Directors,
Taptesh (Tasha) K. Matharu
Deputy General Counsel &
Corporate Secretary
New York, New York
March 23, 2023

       2023 Proxy Statement       i

Ownership of Company Stock	123
Company Stock Ownership of Management	123
Company Stock Ownership of Certain Beneficial Owners	124
Audit Committee Matters	125
Annual Evaluation of the Independent Auditor	125
Appointment of the Independent Auditor	126
Fees to the Independent Auditor	127
Pre-Approval Policies and Procedures	127
Audit Committee Report	127
Items of Business to be Acted on at the Annual Meeting	129
Item 1. Election of Directors	129
Item 2. Proposal to Approve, on an Advisory Basis, the Executive Compensation Program for the Company’s Named Executive Officers	130
Item 3. Vote, on an Advisory Basis, on the Frequency on Which the Company Conducts an Advisory Vote on the Executive Compensation Program for the Company’s Named Executive Officers	131
Item 4. Proposal to Ratify the Selection of the Company’s Independent Auditor	132
Item 5. Other Matters	133
Exhibit	134
Exhibit A	134
ii       2023 Proxy Statement

GENERAL INFORMATION

S&P Global Inc.
Proxy Statement
2023 Annual Meeting of Shareholders
GENERAL INFORMATION
Why did I receive this Proxy Statement?
The Board of Directors of S&P Global Inc. (the “Company,” “we” or “us”) is soliciting proxies for the 2023 Annual Meeting of Shareholders (the “Annual Meeting”) to be held virtually, via the Internet at https://meetnow.global/MSWQYGX, on Wednesday, May 3, 2023, at 8:00 a.m. (EDT) and at any postponement or adjournment of the Annual Meeting. When the Company asks for your proxy, we must provide you with a Proxy Statement that contains certain information specified by law. This Proxy Statement summarizes the information you need in order to vote at the Annual Meeting.
What will I vote on?
The following items:
1.
election of 13 Directors;

2.
approval, on an advisory basis, of the executive compensation program for the Company’s named executive officers, as described in this Proxy Statement;

3.
vote, on an advisory basis, on the frequency on which the Company conducts an advisory vote on the executive compensation program for the Company’s named executive officers;

4.
ratification of the selection of Ernst & Young LLP as our independent auditor for 2023;

5.
other matters that may properly be brought before the Annual Meeting.

Will there be any other items of business on the agenda?
We do not expect any other items of business at the Annual Meeting other than as disclosed in this Proxy Statement. Nonetheless, if any other matters come before the meeting, your proxy will give discretionary authority to the persons named on the proxy to vote on any other matters that may be properly brought before the Annual Meeting. These persons will use their best judgment in voting your proxy.
Who may vote?
Shareholders as of the close of business on the record date, which is March 13, 2023, may vote at the Annual Meeting.
How many votes do I have?
You have one vote for each share of common stock you held on the record date.
What does it mean to be a “registered shareholder”?
If, as of the close of business on the record date, your shares were registered directly in your name with our transfer agent, Computershare, you are a registered shareholder. As the shareholder of record, you have the right to vote via the S&P Global Annual Meeting website at the Annual Meeting. You may also vote by Internet, telephone or mail, as described in the notice and below under the heading “How do I vote?” The Company is incorporated in New York and, in accordance with New York law, a list of the Company’s common shareholders of record as of the record date will be available for inspection at the Annual Meeting via the virtual Annual Meeting website upon request.
       2023 Proxy Statement       1

GENERAL INFORMATION (continued)

What does it mean to beneficially own shares in “street name”?
If, as of the close of business on the record date, your shares were not held directly in your name but rather were held in an account at a brokerage firm, bank or similar intermediary organization, then you are the beneficial holder of shares held in “street name.” The intermediary is considered to be the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct the intermediary how to vote the shares held in your account.
How do I vote my shares of Company common stock?
If you are a shareholder of record, you can vote in the following ways:
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By Internet. Follow the Internet voting instructions included on the Notice or proxy card you received.
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By Telephone. Follow the telephone voting instructions included on the proxy card you received.
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By Mail. If you received a printed copy of the proxy materials from us by mail, you may vote by mail by marking, dating and signing your proxy card in accordance with the instructions on it and returning it by mail in the pre-addressed reply envelope provided with the proxy materials. The proxy card must be received prior to the Annual Meeting.
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At the virtual Annual Meeting. Go to https://meetnow.global/MSWQYGX and join as a “Shareholder” (requires 15-digit control number)
Your voting instructions must be received prior to the start of the Annual Meeting at 8:00 a.m. (EDT) on May 3, 2023 if you are not voting at the meeting. Even if you plan to virtually attend the Annual Meeting, we urge you to vote in advance so that your vote will be counted in the event you later decide not to attend the virtual Annual Meeting. If you choose to attend the virtual Annual Meeting and vote your shares online during the meeting, you will need the 15-digit control number included on your proxy card.
If you are a beneficial owner, you can vote in the following ways:
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As the beneficial owner, you have the right to direct your broker on how to vote the shares in your account. Your broker should give you instructions for voting your shares by Internet, telephone or mail.
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If you wish to vote at the virtual-only Annual Meeting, you must obtain a valid legal proxy from your broker and submit it to Computershare in exchange for a 15-digit control number. Please see additional instructions in this General Information section under “Where can I obtain my 15-digit control number?”.
How do I vote my shares in the Company’s Employee Stock Purchase Plan?
If you participate in the Company’s Employee Stock Purchase Plan and Dividend Reinvestment Plan, you were sent proxy materials and voting instructions on behalf of the Company from Computershare, the Company’s transfer agent. Any proxy you give will govern the voting of any shares you hold in this Plan. Computershare must receive your instructions by 5:00 p.m. (EDT) on May 1, 2023 in order to communicate your instructions to the Plan’s Administrator, who will vote your shares. Any Plan shares for which we do not receive instructions from the employee will not be voted. Plan shares cannot be voted during the Annual Meeting.
How do I vote my shares in the Company’s 401(k) Savings and Profit Sharing Plans?
If you received this Proxy Statement because you are an employee of the Company who participates in the Company’s 401(k) Savings and Profit Sharing Plan and you have shares of common stock of the Company allocated to your account under the Plan, you may vote your shares held in the Plan as of March 13, 2023 by mail, by telephone or via the Internet. Instructions are provided on the proxy card you received from Computershare. Computershare must receive your instructions by 5:00 p.m. (EDT) on May 1, 2023 in order to communicate your instructions to the Plans’ Trustee, who will vote your shares. Any Plan shares for which we do not receive instructions from the employee will be voted by the Trustee in the same proportion as the shares for which we have received instructions. Plan shares cannot be voted during the virtual Annual Meeting.
2       2023 Proxy Statement

GENERAL INFORMATION (continued)

Can I revoke or change my vote?
Yes. If you are a shareholder of record, you have the right to revoke your proxy at any time before the Annual Meeting by sending a signed notice to the Corporate Secretary, c/o Office of the General Counsel, S&P Global Inc., 55 Water Street, New York, New York 10041-0003 or by sending an e-mail to the Corporate Secretary at corporate.secretary@spglobal.com. Please include the 15-digit control number included on your proxy card.
If you want to change your vote before the Annual Meeting, you must deliver a later dated proxy by telephone, via the Internet or by mail. You may also change your proxy by attending the virtual Annual Meeting and voting during the meeting (as described above).
If you are a beneficial owner, please refer to the information forwarded by your broker for procedures on revoking or changing your proxy.
How will my shares be voted if I do not give specific voting instructions when I deliver my proxy?
Registered Shareholders
If you are a registered shareholder of record and you return a signed proxy card without indicating your vote for some or all of the matters, your shares will be voted as follows for any matter you did not vote on:
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“FOR” each of the 13 nominees to the Board;
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“FOR” approval, on an advisory basis, of the executive compensation program for the Company’s named executive officers;
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“1 YEAR” for the frequency on which, on an advisory basis, the Company conducts an advisory vote on the executive compensation program for the Company’s named executive officers with a frequency of every one year; and
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“FOR” the ratification of the selection of Ernst & Young LLP as our independent auditor for 2023.
Beneficial Owners
As noted above, as the beneficial owner of shares held in street name, your broker is required to vote your shares in accordance with your instructions. If you do not give instructions, one of two things can happen depending on whether the proposal is considered “routine” or “non-routine” under the rules of the New York Stock Exchange (the “NYSE”):
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If the proposal is considered “routine” under the rules of the NYSE, the broker may vote your shares in its discretion.
•
If the proposal is considered “non-routine” under the rules of the NYSE, the broker may not vote your shares without your instructions. When a broker refrains from voting your shares because the broker has not received your instructions, it is called a “broker non-vote.”
Item 4 in this Proxy Statement (ratification of the selection of Ernst & Young LLP as our independent auditor for 2023) will be considered routine under the rules of the NYSE and the broker may vote your shares for this Item in its discretion. All other proposals are considered non-routine. As such, the broker is not entitled to vote your shares on the other Items unless the broker has received instructions from you.
How do I attend the virtual Annual Meeting?
The Annual Meeting will begin promptly at 8:00 a.m. (EDT) on May 3, 2023. Please log in fifteen minutes prior to the start of the meeting to ensure you can hear streaming audio.
The virtual-only meeting will consist of a live audio webcast with features designed to ensure that shareholders will have the same rights and opportunities to participate as they would have at an in-person meeting. Shareholders may attend, vote, and submit questions from any location via the Internet as further described below.
       2023 Proxy Statement       3

GENERAL INFORMATION (continued)

To access the meeting online, go to https://meetnow.global/MSWQYGX, which is hosted by the Company’s transfer agent, Computershare. Participants will have two login options to attend the Annual Meeting:
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Join as a “Shareholder” (requires control number): Shareholders are required to enter a unique 15-digit control number. This option enables shareholder-only features, including the ability to vote and submit written questions during the Annual Meeting.
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Join as a “Guest”: Guests can access the Annual Meeting webcast in “listen-only” mode but cannot vote or submit questions during the meeting. Guests are required to enter their full name and e-mail address; a control number is not required.
Where can I locate or obtain my 15-digit control number?
•
Registered shareholders and ESPP and 401(k) participants were each sent a unique 15-digit control number in the proxy materials distributed by Computershare. The control number is required to vote and submit questions online during the Annual Meeting. This control number was either located in a circled area on a proxy card or notice or identified as a control number in an email with the proxy materials.
•
Beneficial owners who wish to vote or submit questions at the Annual Meeting will need to take the following steps and register in advance to obtain a 15-digit control number from Computershare.
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Request a valid legal proxy from your bank, broker or other intermediary for shares held in “street name” as soon as possible.
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Submit proof of the legal proxy to Computershare at legalproxy@computershare.com no later than 5 p.m. (EDT) on April 28, 2023. Please include “Legal Proxy” in the subject line, attach the legal proxy and provide your name and email address in the body of the email.
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You will receive a reply email from Computershare with your unique 15-digit control number required to vote and submit questions online during the Annual Meeting.
How do I submit shareholder questions?
Shareholder of record may submit questions before or during the Annual Meeting. All questions should comply with the meeting’s posted Rules of Conduct.
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Before: To submit questions before the Annual Meeting, please email your question(s) to the Corporate Secretary at corporate.secretary@spglobal.com no later than May 2, 2023. Please include “Annual Meeting Question” in the subject line and provide your name and proof of stock ownership or 15-digit control number.
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During: To submit questions during the Annual Meeting, please log into the meeting as a shareholder using your 15-digit control number (as described above) and follow the instructions on the virtual meeting website.
Does the meeting have Rules of Conduct?
Yes, to facilitate the virtual meeting format, the Company has prepared rules and procedures for participating in the Annual Meeting and submitting questions set forth in the Annual Meeting Rules of Conduct. These Rules of Conduct will be made available prior to the Annual Meeting at www.spglobal.com/proxy and will also be available on the virtual meeting website during the meeting.
All questions should comply with the posted Rules of Conduct for the Annual Meeting. The Company will answer as many shareholder-submitted questions that comply with the Rules of Conduct as time permits. Substantially similar questions may be summarized and grouped together to provide a single response and avoid repetition.
4       2023 Proxy Statement

GENERAL INFORMATION (continued)

What are the requirements to conduct business at the Annual Meeting?
In order to conduct business at the Annual Meeting, we must have a quorum. This means at least a majority of the outstanding shares entitled to vote must be present in person or represented by proxy at the Annual Meeting. You are part of the quorum if you have voted by proxy. As of the record date, 327,947,456 shares of Company common stock were outstanding and eligible to vote, including 7,157,285 outstanding common shares held by the Markit Group Holdings Limited Employee Benefit Trust (“EBT”). The trustee of the EBT may not vote any common shares held by the EBT unless we direct otherwise. We intend to direct the trustee of the EBT to vote the common shares held by the EBT on each proposal at the Annual Meeting in accordance with the percentages voted by other holders of common shares on such proposal.
Are abstentions and broker non-votes part of the quorum?
Yes. Abstentions and broker non-votes count as “shares present” at the Annual Meeting for purposes of determining a quorum.
What are the costs of soliciting these proxies and who will pay them?
The Company will pay all costs of soliciting these proxies. In addition, some of our officers and employees may solicit proxies by telephone or in person without additional compensation. We will reimburse brokers for the expenses they incur in forwarding the proxy materials to you. The Company has also retained Georgeson LLC to assist us with the solicitation of proxies for a fee not to exceed $22,750, plus reimbursement for out-of-pocket expenses.
How many votes are required for the approval of each Item?
•
Item One – A nominee will be elected as a Director if he or she receives a majority of the votes cast at the Annual Meeting. A majority of votes cast means that the number of shares voted “for” a Director’s election exceeds the number of votes cast “against” that Director’s election. If an incumbent Director who has been nominated for re-election fails to receive a majority of the votes cast in an uncontested election, New York law provides that the Director continues to serve as a Director in a hold-over capacity. The Company’s By-Laws provide that, in such circumstances, the Director is required to promptly tender his or her resignation to the Board of Directors. The Board’s Nominating and Corporate Governance Committee is then required to make a recommendation to the Board as to whether to accept or reject the tendered resignation. The Board will act on the tendered resignation and will publicly disclose its decision and rationale within 90 days following certification of the election results. If a Director’s resignation is accepted by the Board, the Board may fill the vacancy or decrease the size of the Board. Abstentions and broker non-votes, if any, will not be counted either for or against the election of a Director nominee.
•
Item Two – The affirmative vote of the holders of a majority of the votes cast is required to approve, on an advisory non-binding basis, the executive compensation program for the Company’s named executive officers, as described in this Proxy Statement. Abstentions and broker non-votes, if any, will not be counted either for or against this proposal.
•
Item Three –  The advisory vote on the frequency of the advisory vote on the executive compensation program for the Company’s named executive officers is a non-binding vote and the Company will consider the results of the vote in determining whether to hold the advisory vote on the executive compensation program for the Company’s named executive officers every one, two or three years. Abstentions and broker non-votes, if any, will not be counted in favor of any frequency in the vote.
•
Item Four – The affirmative vote of the holders of a majority of the votes cast is required to ratify the selection of Ernst & Young LLP as our independent auditor for 2023. Abstentions and broker non-votes, if any, will not be counted either for or against this proposal. As noted above, Item 4 will be considered routine under the rules of the NYSE and brokers may vote the shares of beneficial owners for this Item in their discretion.
       2023 Proxy Statement       5

GENERAL INFORMATION (continued)

Who will count the vote?
Votes at the Annual Meeting will be counted by one or more independent inspectors of election appointed by the Board.
How do I submit a shareholder proposal for the 2024 Annual Meeting?
There are three different deadlines for submitting different forms of shareholder proposals. First, if a shareholder wishes to have a proposal considered for inclusion in next year’s Proxy Statement, he or she must submit the proposal in writing so that we receive it by November 22, 2023. Proposals should be addressed to the Corporate Secretary, c/o Office of the General Counsel, S&P Global Inc., 55 Water Street, New York, New York 10041-0003 or by sending an e-mail to the Corporate Secretary at corporate.secretary@spglobal.com. If you submit a proposal, it must comply with applicable laws, including Rule 14a-8 of the Securities Exchange Act of 1934 (the “Exchange Act”), to be included in next year’s Proxy Statement.
The Company’s By-Laws permit a shareholder, or group of up to 20 shareholders, owning continuously for at least three years shares of common stock representing an aggregate of at least 3% of our outstanding shares, to nominate and include in next year’s Proxy Statement director nominees constituting up to two individuals or 20% of the Company’s Board of Directors, whichever is greater, provided that the shareholder(s) and nominee(s) satisfy the requirements in the Company’s By-Laws. Notice of proxy access director nominees must be received no earlier than October 23, 2023, and no later than November 22, 2023.
In addition, the Company’s By-Laws provide that any shareholder wishing to nominate a candidate for Director or to propose any other business at the Annual Meeting, but not intending to have such nomination or business included in next year’s Proxy Statement, must give the Company written notice no earlier than January 4, 2024 and no later than February 3, 2024. This notice must comply with applicable laws and the Company’s By-Laws. In addition to complying with the advance notice provisions of the Company’s By-Laws, to nominate a candidate for Director, a shareholder must give timely notice that complies with the additional requirements of Rule 14a-19 of the Exchange Act, and which must be received by no later than March 4, 2024. Copies of the By-Laws are available to shareholders free of charge on request to the Corporate Secretary, c/o Office of the General Counsel, S&P Global Inc., 55 Water Street, New York, New York 10041-0003 or by sending an e-mail to the Corporate Secretary at corporate.secretary@spglobal.com. You may also download the By-Laws from the Corporate Governance section of the Company’s Investor Relations website at http://investor.spglobal.com.
May I view future proxy materials online instead of receiving them by mail?
Yes. Shareholders may provide their consent to electronic delivery of Proxy Statements and Annual Reports instead of receiving them by postal mail. If you elect this feature, you will receive an e-mail notice, which will include the web address for viewing the materials online. The e-mail notice will also include instructions so you can vote your proxy online or by telephone. If you have more than one shareholder account, you may receive separate e-mails for each account. Costs normally associated with electronic delivery, such as charges from your Internet service provider, as well as any costs incurred in printing documents, will be your responsibility. During the 2023 proxy voting period, the Internet voting systems will automatically provide shareholders the option to consent to electronic delivery of future years’ materials.
During the year, shareholders may provide their consent to electronic delivery by going to the appropriate website:
•
Shareholders of record go to www.computershare.com/investor
•
Beneficial owners go to https://enroll.icsdelivery.com/spgi
•
Owners of shares through one of the Company’s 401(k) Savings and Profit Sharing Plans go to www.netbenefits.com
6       2023 Proxy Statement

GENERAL INFORMATION (continued)

What are the benefits of electronic delivery?
Electronic delivery benefits the environment and saves the Company money by reducing printing and mailing costs. It will also make it convenient for you to view your proxy materials and vote your shares online. If you have shares in more than one account, it is also an easy way to eliminate receiving duplicate copies of proxy materials.
What are the costs of electronic delivery?
The Company charges nothing for electronic delivery. You may, of course, incur expenses associated with Internet access, such as charges from your Internet service provider.
How do I opt-out of electronic delivery?
At any time, shareholders may revoke their consent to electronic delivery and resume postal mail delivery of the Proxy Statement and Annual Report by going to the appropriate website:
•
Shareholders of record go to www.computershare.com/investor
•
Beneficial owners go to https://enroll.icsdelivery.com/spgi
•
Owners of shares through one of the Company’s 401(k) Savings and Profit Sharing Plans go to www.netbenefits.com
What is “householding”?
We have adopted “householding,” a procedure under which beneficial owners who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our Annual Report and Proxy Statement unless one or more of these shareholders notifies us that they wish to continue receiving individual copies. This procedure reduces duplicate mailings and thus reduces our printing costs and postage fees. Shareholders who participate in householding will continue to receive separate proxy cards. Householding does not affect dividend check mailings.
How do I request a paper or e-mail copy of the Proxy Statement or Annual Report at no charge?
If you are a Registered Shareholder or a participant in the 401(k) or ESPP plan and are requesting printed proxy materials including a printed proxy card, please submit your request to Computershare by April 28, 2023 to facilitate timely delivery of the documents to you prior to the Annual Meeting. To make a request, go to www.investorvote.com/spgi, or call (866) 641-4276, or send an email to investorvote@computershare.com with “Proxy Materials S&P Global Inc.” in the subject line. Include your full name and address, plus the 15-digit control number included in the electronic version sent to you. If you simply wish to receive a paper or e-mail copy of the 2022 Annual Report or this Proxy Statement without a proxy card, please call S&P Global toll-free at (866) 436-8502, or send an e-mail to investor.relations@spglobal.com, or write to: Investor Relations, S&P Global Inc., 55 Water Street, New York, New York 10041-0003.
Where can I find the voting results?
We expect to announce preliminary voting results at the Annual Meeting. We will also publish voting results in a Form 8-K, which we will file with the SEC on or before May 9, 2023. To view this Form 8-K online, log on to the Company’s Investor Relations website at http://investor.spglobal.com, and click on the SEC Filings link.
Can shareholders and other interested parties communicate directly with our Board? If so, how?
Yes. You may communicate directly with any Director or Committee (including our Independent Chairman or the non-management Directors as a group) by writing to the Corporate Secretary, c/o Office of the General Counsel, S&P Global Inc., 55 Water Street, New York, New York 10041-0003, or by sending an e-mail to the Corporate Secretary at corporate.secretary@spglobal.com. The Corporate Secretary will then forward all questions or comments directly to our Board or a specific Director, as the case may be, unless such questions or comments are considered, in the reasonable judgment of the Corporate Secretary to be inappropriate for submission to the intended recipient(s).
       2023 Proxy Statement       7

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
The Company’s business and affairs are overseen by our Board pursuant to the New York Business Corporation Law and our Amended and Restated Certificate of Incorporation and By-Laws. We currently have 13 Directors, all of whom are being nominated at this Annual Meeting for one-year terms, which will expire at the Annual Meeting in 2024 (See Item 1 on page 129).
Governance Highlights
Accountability	Board Independence and Refreshment	Compensation and Risk Management

Annual elections for directors.	Independent Chairman of the Board.	Equity Ownership Requirements for directors and executive officers.

Majority voting in uncontested director elections.	All nominees except our CEO are independent.	“Double trigger” vesting of equity-based awards upon a change in control.

Special meeting rights for shareholders holding 25% or more of the voting stock.	Executive sessions of independent directors every Board meeting.	Pay recovery policy or “clawback” applicable to executives and employees under Company policy and S&P Global Ratings policy.

Proxy access right for a shareholder or a group of up to 20 shareholders holding at least 3% of our outstanding shares for at least three years to nominate up to two directors or 20% of the Board, whichever is greater.	Our Director nominees have an average tenure of 5.2 years.	Anti-hedging and anti-pledging policy for directors and executive officers.

Annual performance evaluations of the Board, each Committee, the Chairman of the Board, each Committee Chair and each Director.	Normal retirement age of 72 promotes refreshment.	Risk oversight by the Board and Committees, including cybersecurity, technology, succession planning, ESG and human capital management.
Snapshot: Director Nominees
8       2023 Proxy Statement

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE (continued)

Enhanced Corporate Governance Environment
The Board of Directors regularly assesses and refines our corporate governance policies and procedures to take into account evolving best practices and the interests of our shareholders as well as other stakeholders. The Company’s current corporate governance structure reflects an ongoing commitment to strong and effective governance practices that ensure Board responsiveness and accountability to shareholders. Our corporate governance structure includes:
Board Structure and Independence
✔
Board Independence. All of the Company’s director nominees are independent, with the exception of our CEO, who is the only member of management serving on the Board.

✔
Independent Chairman. The Company currently maintains separate roles of CEO and Chairman of the Board. An independent director acts as Chairman of the Board.

✔
Independent Committee Chairs. Each of the Committees of the Board is led by an independent director.

✔
Executive Sessions. The independent directors of the Board meet in executive session led by the independent chairman of the Board at every regularly scheduled Board meeting.

Board Diversity and Refreshment
✔
Board Membership. Since 2021, we have added 5 new independent directors who have brought valuable and varied experience in distinct and critical areas, each providing a fresh perspective to our Board. Their appointments underscore the Company’s commitment to inviting diverse backgrounds, perspectives, skills and experience into the boardroom to guide the growth and performance of the Company.

✔
Diversity. We believe that diversity is an important attribute of a well-functioning Board. While diversity can be measured in many ways, we note that our 13 Director nominees include 5 women and 2 African-Americans.

✔
Board Skills. During 2021, the Nominating and Corporate Governance Committee (the “Nominating Committee”) undertook a comprehensive review of the skills and qualifications of the Board, and the critical skills necessary to guide the Company forward. In connection with this review, we appointed a new Director in 2021 as part of proactive succession planning for upcoming retirements and also added four new Directors in 2022 in connection with the merger with IHS Markit Ltd. (“IHS Markit”), contributing additional expertise in the financial services, capital and commodities markets and transportation industries, executive leadership, finance and accounting, strategic planning, operations, risk management, government and public policy, environmental and social matters, including human capital management, and technology and cybersecurity, as well as global perspective and international business experience.

✔
Offer to Resign upon Change in Circumstances.   Pursuant to our Corporate Governance Guidelines, any director undergoing a significant change in personal or professional circumstances must offer to resign from the Board.

✔
Overboarding Policy. Our Corporate Governance Guidelines limit the number of public-company boards on which our Directors serve (excluding service on our Board) to up to two total boards for public company executive officers and four total boards for other directors, unless the Nominating Committee determines such outside board service would not impair the Director’s service to the Company.

✔
Retirement Age. Pursuant to our Corporate Governance Guidelines, directors cannot stand for re-election after reaching a normal retirement age of 72, unless waived by recommendation of the Nominating Committee.

✔
Board Tenure. Since 2011, we have reduced the average tenure of our Director nominees from 11.3 years to 5.2 years.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE (continued)

Election of Directors / Accountability to Shareholders
✔
Annual Election of Directors. The Company’s charter provides for the annual election of directors.

✔
Majority Voting in Director Elections. The Company’s By-Laws provide that in uncontested elections, director candidates must be elected by a majority of the votes cast. In uncontested director elections, a director who does not receive a majority of the votes cast must offer to submit his or her resignation for consideration.

✔
Shareholder Right to Call Special Meetings. The Company’s By-laws allow shareholders of record of twenty-five percent (25%) or more of the voting power of the Company’s outstanding common stock to call a special meeting.

✔
Annual Self-Evaluation. The Board conducts an annual self-evaluation of Board and Committee performance and each Director’s performance, as well as an evaluation of the Chairman of the Board and each Committee Chair. The Nominating Committee reports the results to the Board and each Committee, including its assessment of the Board’s and the Committees’ effectiveness and areas for improvement. Additional information can be found on page 13 of this Proxy Statement.

Shareholder Recommendations / Proxy Access
✔
Shareholder Recommendations. Shareholders can submit recommendations of director candidates for consideration by the Nominating Committee.

✔
Proxy Access. A shareholder, or group of up to 20 shareholders, owning continuously for at least three years shares of common stock representing an aggregate of at least 3% of our outstanding shares, may nominate and include in the Company’s Proxy Statement director nominees constituting up to two individuals or 20% of the Company’s Board of Directors, whichever is greater.

Management Succession Planning
✔
Succession Planning. The Board believes that one of its primary responsibilities is to oversee the development and retention of executive talent and to ensure that an appropriate succession plan is in place for our Chief Executive Officer and other members of management. Additional information can be found on page 21 of this Proxy Statement.

✔
Board Talent Agenda. In 2022, the full Board reviewed specific talent management topics as standing agenda items at three out of six of its scheduled meetings as well as more detailed reviews at the Committee level.

Equity Ownership Requirements
✔
Director Equity Ownership Requirements. Each non-employee Director is required to own or acquire, within five years of election to the Company’s Board of Directors, shares of common stock of the Company having a market value of at least five times the annual cash retainer for serving as a Director of the Company. Additional Information can be found on page 122 of this Proxy Statement.

✔
Policy Prohibiting Hedging and Pledging. The Company’s Insider Trading Policy prohibits the hedging and pledging of Company stock by directors without exception.

Compensation Practices
✔
Compensation Governance. Additional highlights of our compensation governance best practices can be found on page 59 of this Proxy Statement.

Corporate Governance Materials
The following corporate governance materials are available and can be viewed and downloaded from the Corporate Governance section of the Company’s Investor Relations website at http://investor.spglobal.com:
•
the Company’s Amended and Restated Certificate of Incorporation;
•
the Company’s By-Laws;
•
the Company’s Corporate Governance Guidelines;
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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE (continued)

•
Board Committee Charters for the Company’s Audit, Compensation and Leadership Development, Executive, Finance and Nominating and Corporate Governance Committees;
•
the Code of Business Ethics applicable to all employees;
•
the Code of Ethics applicable to the Chief Executive Officer and Senior Financial Officers;
•
the Code of Business Conduct and Ethics for Directors applicable to all Company Directors; and
•
the Audit Committee’s Policy concerning Employee Complaint Procedures Regarding Accounting and Auditing Matters.
Director Independence
The Board has determined that all of the Company’s current Directors and Directors who served during 2022, with the exception of Mr. Douglas L. Peterson (the Company’s President and Chief Executive Officer), have met the independence requirements of the NYSE based upon the application of objective categorical standards adopted by the Board. To be considered independent, a Director must have no material relationship (other than as a Director) with the Company, or any of its subsidiaries, either directly or as a partner, shareholder or officer of an organization that has a material relationship with the Company or any of its subsidiaries. In making independence determinations, the Board broadly considers all relevant facts and circumstances.
In addition, members of the Audit Committee must also satisfy the SEC and NYSE independence requirements, which provide that they may not be affiliates and may not accept directly or indirectly any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries, other than their directors’ compensation. The Board evaluated each member of the Compensation and Leadership Development Committee (the “Compensation Committee”) under the additional SEC and NYSE compensation committee member standards and also determined that these members qualify as “non-employee directors” (as defined under Rule 16b-3 under the Securities Exchange Act of 1934).
Additional Information Regarding Director Independence
In making its independence determinations with respect to our Directors, the Board considered the following transaction that the Company engages in from time to time with the following organization in which one of our independent Directors serves as an executive officer or otherwise has a material interest:
•
Lockheed Martin Corporation. Ms. Stephanie C. Hill is the EVP, Rotary and Mission Systems at Lockheed Martin Corporation. In 2022, the Company and its divisions provided Lockheed Martin Corporation the following products and services: data subscriptions and licensing of publications, credit rating services and product design codes, standards and specifications.
This transaction is entered into in the ordinary course of business and on terms that are substantially equivalent to those prevailing at the time for comparable transactions with other similarly situated customers or vendors of the Company. The transaction described above does not exceed 1% of the Company’s consolidated revenue or that of such other company.
In making its independence determinations with respect to our Director, the Board reviews the materiality of this transaction not only from the standpoint of such Director but also from the standpoint of the organization in which she serves. Based on this review, the Board has concluded that this transaction does not interfere with the ability of such Director to exercise independent judgment in carrying out her Board responsibilities.
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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE (continued)

Leadership Structure of the Board of Directors
The Board reviews its leadership structure and selects the Chairman of the Board annually based upon such criteria as the Company’s independent Nominating Committee recommends and consideration of what the Directors believe to be in the best interests of the Company at a given point in time.
Mr. Richard E. Thornburgh is currently serving as the Board’s independent chairman. The only member of management who serves on the Board is Mr. Douglas L. Peterson, the Company’s President and Chief Executive Officer. The position of chairman of the Board has been held by an independent director since 2015.
The Board believes that it is in the best interests of the Company and its shareholders for the positions of Chairman and CEO to be held by separate individuals at this time. The Board believes that this leadership structure will continue to assure the appropriate level of independent Board oversight of management and strengthens our commitment to sound governance by effectively allocating authority, responsibility and oversight between management and the independent members of our Board. Maintaining separate roles permits the CEO to focus more time and energy on day-to-day management of the Company and the Company’s strategic direction, while the Chairman offers an independent perspective and oversees corporate governance matters and operation of the Board.
In the future, if the Chairman is not an independent director, our Corporate Governance Guidelines require that an independent Director be designated as presiding director to lead the executive sessions of the independent Directors at Board meetings, consult on committee selection, and communicate the annual evaluation of the CEO, together with the Chairman of the Compensation Committee. In addition, each of the Committees of the Board is led by an independent Director acting as the Committee Chair.
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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE (continued)

Board and Committee Self-Evaluations
The Board annually assesses the performance and effectiveness of the Board, its Committees, the Chairman of the Board, each Committee Chair and each Director through an annual self-evaluation. The Board and each Committee discusses their respective self-evaluation results and, as appropriate, implements enhancements and other modifications identified during the self-evaluation process.
Evaluation Process
The independent Chairman of the Board oversees and the Nominating Committee establishes and administers the annual evaluation process, including determining the format. The Chair of the Nominating Committee presents the results and findings to the full Board and its Committees to identify opportunities to further enhance effectiveness.
       2023 Proxy Statement       13

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE (continued)

Shareholder Engagement
We value our shareholders’ feedback and are committed to engaging in constructive and meaningful dialogue with shareholders regarding our governance practices, executive compensation program and other areas of shareholder focus throughout the year, including the Board’s oversight of risk, strategy, talent and environmental, social and governance (ESG) matters. Maintaining an ongoing and active dialogue with shareholders is critical to the development of a sound governance process that promotes transparency, accountability and long-term shareholder value by:
•
Providing our investors with visibility into our business strategy, governance practices and compensation programs;
•
Helping us determine which issues are important to shareholders in order to share and exchange our views on those issues; and
•
Offering us an opportunity to identify emerging issues that could impact our business and influence our practices.

Engagement

- ✓ Year-round **investor relations engagement** through industry conferences, non-deal roadshows and investor meetings, including in-person and virtual engagements.
- ✓ **Annual off-season outreach** with top institutional investors in the fall on general corporate governance, executive compensation and other matters led by our Corporate Secretary.
- ✓ **Targeted proxy-season outreach** with broader investor base, as necessary, to address topics of interest in preparation for Annual Meeting.

Communication

- ✓ **Management reports to Board**, Nominating Committee and any other relevant Committees, feedback for Board consideration and review.
- ✓ Shareholder feedback helps Board **identify areas of investor focus and priorities**.

Review & Assessment

- ✓ **Board reviews and assesses shareholder feedback** from engagement activities and Annual Meeting voting results, including say-on-pay results.
- ✓ Board also **reviews governance best practices and trends**, regulatory developments and corporate governance frameworks to identify opportunities for continual improvement.

Responsiveness

- ✓ **Board implements any changes** and enhancements to governance practices that the Board views in the Company's best interests, makes appropriate compensation adjustments and provides guidance to management on their communications with shareholders.
- ✓ **Management communicates enhancements** to governance and compensation practices through proxy disclosure, annual Impact and TCFD Reports and ongoing shareholder engagement.

How We Engage
A shareholder engagement team consisting of senior management, Investor Relations and the Corporate Secretary leads our outreach initiatives, seeking input from our shareholders in a number of forums year-round, including proactive off-season outreach to institutional investors and targeted proxy-season outreach, as appropriate, on specific areas of investor focus.
Investor Relations Activities
As part of our ongoing Investor Relations outreach, members of senior management and Investor Relations routinely engage with institutional investors by participating in industry conferences, non-deal roadshows and one-on-one meetings. In 2022, the Investor Relations team continued our active dialogue with investors by attending 12 investor conferences and conducting over 300 meetings with over 1,000 investors. These activities
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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE (continued)

allow our senior management and Investor Relations team to share and discuss our business strategy and achievements, solicit investor feedback on our performance and seek insight into our investors’ priorities throughout the year.
The Company also hosted two special events for Investors in 2022. On March 1, 2022, the Company hosted a special conference call to discuss the close of the merger with IHS Markit, provide clarity and transparency around how the business would be structured and how financial results would be reported, and take questions from the investor and analyst community. On December 1, 2022, the Company hosted an Investor Day for the first time since 2018, during which senior leaders from across the enterprise provided in-depth commentary and disclosure on the topics of strategy, growth, and multi-year financial targets.
Corporate Secretary Outreach
We also conduct proactive annual outreach by inviting governance representatives of our largest institutional shareholders to discuss corporate governance, compensation, environmental and social and other matters with the Corporate Secretary both during and outside of the proxy season. During 2021-2023, we invited our largest long-term institutional investors to discuss general corporate governance, sustainability and executive compensation matters and provide feedback.
Topics for Shareholder Engagement
The shareholder engagement team regularly reports to the full Board, the Nominating Committee and any other committees, as necessary, on the Company’s outreach activities, shareholder feedback and recommended best practices. Our engagement initiatives have covered a wide range of important governance topics, providing valuable insights and feedback regarding the following areas of investor focus:
Investors expressed strong overall support for our governance framework and executive compensation program, including the link between pay and performance.
Board Review and Responsiveness
The Board and its relevant committees consider our shareholders’ views and perspectives as part of their decision-making process on key issues related to strategy, governance, compensation and environmental and social responsibility to integrate shareholder input and emerging best practice into our governance process.
Some recent governance enhancements in response to investor input include:
✔
Enhanced ESG disclosure, including through expanded and externally validated disclosure in our annual Impact and TCFD Reports, publication of science-based targets to reduce our greenhouse gas (GHG) emissions and inclusion of more robust and in-depth voluntary disclosure on environmental sustainability, human capital management, workforce demographics and community engagement.

✔
Amendments to Board and Committee governance documents placing increased emphasis on oversight of ESG topics by formally incorporating oversight of human capital management and culture in the Compensation Committee Charter, oversight of ESG strategies, initiatives, risks and reporting in

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE (continued)

Nominating Committee Charter and oversight of material ESG matters by the full Board in the Corporate Governance Guidelines in 2020 and 2021.
✔
Enhanced corporate governance disclosure, including in the areas of risk oversight, Board composition and skills, refreshment and succession planning, Board self-evaluations, and shareholder engagement.

In addition, many of the improvements to our governance and compensation structures implemented over the last several years have been informed by shareholder feedback. Examples of prior governance and compensation program changes made in response to shareholder feedback are highlighted on page 66 of this Proxy Statement and affirm our responsiveness to and alignment with our shareholders.
Contacting the Board
We believe communication between the Board and the Company’s shareholders is an important part of the governance process. Shareholders and other interested parties may communicate with our Board or any Director or Committee (including our Independent Chairman or the non-management Directors as a group) by addressing communications to the Corporate Secretary, c/o Office of the General Counsel, S&P Global Inc., 55 Water Street, New York, New York 10041-0003 or by sending an e-mail to the Corporate Secretary at corporate.secretary@spglobal.com.
The Corporate Secretary may sort or summarize the communications as appropriate and, depending on the nature of the communication, the correspondence will either be forwarded or periodically presented to the Board. Communications that are personal grievances, commercial solicitations, customer complaints or that contain inappropriate or offensive content will not be communicated to the Board or any Director or Committee.
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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE (continued)

Role of Board of Directors in Risk Oversight
The Board is broadly responsible for overseeing and evaluating the management of the Company, including the development and implementation of the Company’s strategic objectives, and provides direction to management in the interest of and for the benefit of the Company’s shareholders. In connection with the Board’s important role in overseeing the Company’s strategic direction for the benefit of shareholders, the Board oversees risk management. The Board believes that effective risk management is essential to the Company’s commitment to deliver long-term shareholder value. Highlights of the Board’s risk management process include:

Risk Management Highlights

- **Ongoing and in-depth review of key risks by the full Board.** The full Board reviews or discusses key risks and risk management throughout the year:
  - As part of **regular Committee reports** at each Board meeting;
  - As part of **all strategy discussions and business updates**;
  - As an **in-depth agenda topic** at least once a year;
  - As part of a **biannual update on cyber and technology risk** from the Chief Information Security Officer, the Chief Risk & Compliance Officer and the Chief Information Officer; and
  - As part of a **biannual update on talent management** topics from the Chief Purpose Officer.
- **Reliance on outside experts and advisors** for independent external advice and expertise on topics including cyber risk, regulatory and public policy changes, and market and industry dynamics, including M&A.
- **In-depth Committee reviews of key risks**, including Audit Committee review of management's process for key risk escalation and metrics for assessing risk. For additional information on the risk oversight responsibilities of each Committee, see page 19 of this Proxy Statement.
- **Committee coordination and collaboration.** In addition to their own focused reviews of key risks, Committees coordinate to ensure effective and robust coverage across all Committees impacted by and with oversight responsibility for such risks:
  - Committees refer matters with common touchpoints to one another for follow-up.
- **Ongoing oversight between Board meetings.** The Chairman of the Board and the Committee Chairs serve as liaisons facilitating ongoing oversight of risk management and dialogue with management between meetings.
  - The **Audit Committee Chair engages with management and** the Company's independent **auditor** between meetings to ensure continuous coverage and monitoring of key risks.
- **Directors engage in discussions of key risks in informal, non-Board room meetings**, including at scheduled Board dinners or Director-only sessions.

Role of the Board and its Committees
The Board has oversight responsibility for the Company’s risk management framework, which is designed to identify, measure, assess, mitigate, monitor and report risks across the Company. In overseeing the Company’s risk management framework, the Board strives to ensure that the Company’s overall risk exposure is appropriately aligned with the Company’s strategy and agreed risk tolerances, focusing on significant strategic and competitive, financial, operational, legal and compliance, technology and cybersecurity, talent management and culture risks facing the Company.
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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE (continued)

The Board exercises its risk oversight responsibilities both directly and indirectly through the Board’s Committees by delegating oversight for specific categories of risk to its Committees, which assist the Board in evaluating the key risks faced by the Company and assessing the Company’s policies, procedures, monitoring and escalation protocols as they relate to risk management.

Board of Directors Oversees Major Risks

Strategic & Competitive | *Financial* | *Operational* | *Legal & Compliance* | *Technology & Cyber* | *Talent & Culture*

- ✓ Interacts with and monitors actions being taken by senior management with respect to risk assessment and risk mitigation of the Company's top risks.
- ✓ Reviews with management key strategic risks to the Company's long-term strategy and performance and mitigation strategies relating to such risks.
- ✓ Delegates specific categories of risk management for targeted Committee-level oversight, including delegation of primary risk oversight to the Audit Committee, and evaluates regular reports from Committees on such risk-related matters.

Audit Committee

Oversees key business and operational risks of the Company, and risks relating to **financial reporting and compliance**, including by:

- ✓ Providing oversight to the Company's internal and **independent auditors;**
- ✓ Reviewing with the Company's independent auditors and management the **adequacy of internal controls** that could significantly affect the Company's financial statements;
- ✓ Reviewing **compliance** with policy, legal and regulatory requirements;
- ✓ Overseeing the **Enterprise Risk Management (ERM) process**; and
- ✓ Discussing with management **risk exposures and mitigation** strategies, with regard to key risks, including operational risks**,** such as **technology and cybersecurity risks**.

Compensation Committee

Oversees **compensation-and incentive-related risks**, including by:

- ✓ Establishing and **reviewing incentive program performance metrics** to ensure they are appropriately aligned with business and regulatory considerations;
- ✓ Overseeing risks associated with **talent management, culture and succession planning**, working with the Nominating Committee, CEO and CPO to develop formal succession planning for senior management; and
- ✓ Conducting an **annual risk assessment** of the Company's compensation programs to determine whether they encourage excessive risk taking or are reasonably likely to have a material adverse effect.

Finance Committee

Oversees the Company's **financial risks**, including by:

- ✓ Reviewing with management the potential impact of **financial and non-financial risk scenarios** on the Company's **long-term capital position**;
- ✓ Overseeing major **capital expenditure** decisions including technology;
- ✓ Reviewing and discussing with management, the Company's **capital allocation philosophy** and applying that philosophy to the **dividend policy** and **share repurchase programs**; and
- ✓ Overseeing **significant transactions**, including acquisitions and divestitures.

Nominating Committee

Oversees **governance-related risks**, including by:

- ✓ Reviewing and discussing the CEO's **emergency succession planning** with the CEO;
- ✓ Overseeing annual **performance evaluations** of the Board and its Committees;
- ✓ Evaluating **Director independence** and related person transactions;
- ✓ **Monitoring legal developments** and trends regarding corporate governance matters; and
- ✓ **Overseeing internal ESG** matters, including the company's ESG strategies, initiatives, risks and reporting.

Board and Committee Oversight of Certain Key Risks
As part of the Board’s responsibility to exercise effective and meaningful oversight of the Company’s risk management process, the Board periodically reviews key risks at the Board and Committee level and periodically assesses the appropriate oversight structure for such risks.
Technology and Cyber-Risk Oversight
Our Board, and Nominating and Audit Committees, gave significant consideration over the past several years to the appropriate Board and Committee oversight structure for risks associated with technology and cybersecurity. The full Board receives briefings from management on enterprise-wide technology, cybersecurity risk management and the overall technology and cybersecurity environment by management. Specifically, the full Board receives biannual reports from the Chief Information Officer and the Chief Information Security Officer.
The Board coordinates with the Audit Committee and Finance Committee to ensure active Board- and Committee-level oversight of the Company’s technology and cyber risk profile, enterprise technology and cyber strategies, and information security initiatives. In addition, the Board has delegated primary responsibility for oversight of the Company’s key risks, including cybersecurity, to the Audit Committee. The Audit Committee reviews technology and cybersecurity risks, as well as the Company’s risk mitigation processes and internal control procedures to protect sensitive business information. The Audit Committee also receives regular reports
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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE (continued)

from the Chief Information Officer and the Chief Information Security Officer on the Company’s technology and cybersecurity programs. In addition, the Finance Committee oversees management’s strategy with regard to technology and associated risks, including cybersecurity risks, when considering major capital expenditures and acquisitions. The Board also receives regular updates from the Audit Committee and Finance Committee on their in-depth Committee-level reviews.
Environmental, Social and Governance (ESG) Oversight
The Board views oversight and effective management of ESG-related risks and opportunities as essential to the Company’s ability to execute its strategy and achieve long-term sustainable growth. As such, the full Board receives regular updates on a variety of ESG topics, including sustainability and climate-related matters, as part of its annual, in-depth strategy and risk management sessions, as well as ongoing discussions and committee reports throughout the year. The full Board also receives biannual updates on the Company’s ESG products and offerings.
In addition to oversight by the full Board, the Board coordinates with its various Committees to ensure active and ongoing Committee-level oversight of the Company’s management of ESG related risks and opportunities across the relevant Committees. In 2021, the Board updated the Corporate Governance Guidelines to formally reflect the Board’s role and responsibilities overseeing material ESG matters pertaining to the Company’s business and long-term strategy and the Nominating Committee Charter to clarify the Committee’s role coordinating with the Board on material ESG issues, including its responsibility for overseeing and bringing to the attention of the full Board emerging ESG trends and issues.
Human Capital Management Oversight
The Board views effective human capital management as critical to the Company’s ability to execute its strategy.
As a result, the Board of Directors and the Compensation and Leadership Development Committee oversee and regularly engage with our CEO, Chief Purpose Officer (the “CPO”), Chief Corporate Responsibility & Diversity Officer and other members of senior leadership on a broad range of people topics, including: culture and purpose; talent attraction and development; succession planning; compensation and benefits; diversity, equity and inclusion (DEI); workplace health, safety and well-being; and employee engagement and retention.
At the management level, our CPO is responsible for leading the development and execution of the Company’s human capital management strategy, also referred to as our “People” strategy, working together with other senior leaders across the Company. Among other things, this includes promoting an inclusive and performance-driven workplace culture with equitable opportunity for all; managing the Company’s initiatives to attract, develop, engage and retain the high-quality talent needed to provide S&P Global with the right skill sets to deliver on current and future business needs; and overseeing the design of the Company’s compensation, benefits and well-being programs. In connection with these responsibilities, the CPO also partners with our Corporate Responsibility & DEI team on the development and execution of the Company’s DEI roadmap and works closely with the CEO on executive succession planning and development of the talent succession pipeline for the Company’s Executive Committee.
Risk Assessment of Compensation Policies and Practices
At least annually, the Compensation Committee oversees a risk review of the various components of our compensation program. In 2022, the Committee and its independent compensation consultant determined that the Company’s compensation plans, programs and policies do not encourage excessive risk taking and are not reasonably likely to have a material adverse effect on the Company. For additional information, see page 91 of this Proxy Statement.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE (continued)

Role of Management
While the Board provides oversight, management is responsible for the day-to-day management of the Company’s risk exposures in a manner consistent with the strategic direction and objectives established by the Board. Management provides regular updates to the Board and the Audit Committee concerning strategic, operational and emerging risks and the Company’s efforts to help mitigate those risks. As a critical component of the Company’s risk management process, management has adopted an integrated risk management framework to continuously identify, assess, measure, manage, monitor and report current and emerging non-financial risks. As part of this framework, the Company has an Enterprise Risk Management (ERM) Committee which is chaired by the Company’s Chief Risk & Compliance Officer. The ERM Committee oversees the Company’s risk management framework, including the implementation of the framework components across the Company and promotes a strong Company-wide culture of risk management, compliance and control.
In 2021, in connection with integration planning for the merger with IHS Markit, Accenture was engaged by management to perform an external cyber maturity assessment, and the Company designed processes to ensure ongoing regulatory adherence for SOC1, SOC2, ISO2701 and SOX requirements.
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Talent Management and Succession Planning
The Board believes that one of its primary responsibilities is to oversee the development and retention of executive talent and to ensure appropriate succession plans are in place so that the Company has the executive talent it needs to successfully execute the Company’s short-term and long-term business objectives.
Roles and Responsibilities
In line with best practices, the Board regularly reviews succession planning with respect to key leaders, including the CEO. Reporting to the Board, the Nominating Committee is charged with succession planning for the CEO and has established and manages a robust, thoughtful and comprehensive process for CEO and executive leadership succession planning. Together, in consultation with the CEO, Chief Purpose Officer (the “CPO”) and other members of management, the Nominating Committee, the Compensation Committee and the full Board review succession planning both formally, at least on an annual basis, as well as informally throughout the year in Executive Session.
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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE (continued)

Corporate Environmental and Social Responsibility
Environmental, social and governance (“ESG”) concerns are essential components of sustainable Company performance and the successful implementation of our long-term, customer-focused business strategy to Power Global Markets. ESG permeates all aspects of our business and guides our purpose to accelerate progress in the world by providing intelligence that is essential for companies, governments and individuals to make decisions with conviction.
We view a corporation’s responsibility to represent the interests of a wider range of stakeholders than just shareholders as an essential component of corporate sustainability and long-term economic viability. As a result, ESG considerations inform our governance mechanisms for effective Board oversight as well as how we manage our Company to fulfill our strategic priorities and carry out our corporate purpose to accelerate progress for stakeholders and communities across the world. In 2022, during our first year as a combined company following our merger with IHS Markit, we undertook the following initiatives while we continued to advance our industry-leading practices in sustainability and corporate responsibility:

Environmental Highlights

We enhanced our environmental disclosures and continued to expand our environmental commitments

- ✓ Advanced goal setting in key material topics, including **setting net-zero goals in waste, water and energy** as well as updating our science-based reduction targets for carbon
- ✓ **Launched $1.25 billion Sustainability-Linked Notes** and adopted a Sustainability-Linked Bond Framework

Social Highlights

We acted decisively to support our people and communities through the S&P Global Foundation and employee engagement

- ✓ Established **$200 million of endowed funding for the S&P Global Foundation**
- ✓ **Expanded leave** offerings, including increasing paid parental leave to 26 weeks, and **introducing flexible time-off policy**

Governance Highlights

We continued to strengthen our ESG governance processes and disclosure to promote corporate and social responsibility

- ✓ Published 11th annual sustainability impact report and 5th annual TCFD report
- ✓ **Implemented enhanced new governance and data integrity structures** for tracking progress and improving quality control for external ESG reporting in our TCFD and annual Impact Report

External Recognition

- ✓ Received prominent recognition, including “A-” rating by CDP, top 2% of all companies by JUST Capital, #9 Newsweek’s Most Responsible Companies and Gold Rating from EcoVadis

For more information, we invite you to visit our Corporate Responsibility website at https:llwww.spglobal.comlenlwho-we-arelcorporate-responsibilityloverview

Disclaimer: The reports mentioned in this Proxy Statement, or any other information contained on or available through websites referred to and/or linked to in this Proxy Statement (other than the Company’s website to the extent specifically referred to herein as required by the SEC or NYSE rules) are not incorporated by reference into this Proxy Statement or any other proxy materials. Some of these reports and information contain cautionary statements regarding forward-looking information that should be carefully considered. Our statements and reports about our objectives may include statistics or metrics that are estimates, make assumptions based on developing standards that may change, and provide aspirational goals that are not intended to be promises or guarantees. The statements and reports may also change at any time and we undertake no obligation to update them, except as required by law.
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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE (continued)

Governance
We are committed to running our business with integrity, transparency and the highest standards of corporate governance. Reflecting our ongoing commitment to integrity and transparency, we continue to refine our governance policies and procedures, taking into account evolving best practices and the best interests of our shareholders, the Company and other essential stakeholders.
Board and Committee Oversight
In recent years, our Board of Directors has taken active steps, summarized in the chart on page 8, and described more fully on pages 9 through 10, of this Proxy Statement, to enhance the Company’s corporate governance environment. These improvements have included more comprehensive disclosure and increased Board and Committee focus on oversight and effective management of the Company’s ESG related risks and opportunities.
In 2020 and 2021, the Board and its Committees updated their governing documents to further enhance governance processes that promote corporate responsibility and accountability by memorializing the Company’s commitment to essential stakeholders and formally documenting our existing framework for the Board’s coordination with its Committees on oversight of material ESG issues. Highlights included amendments to:
✔
The Board Corporate Governance Guidelines to clarify that our Board’s responsibilities to shareholders also extend to other stakeholders, reflecting our alignment with the Business Roundtable’s Statement on the Purpose of a Corporation, and to clarify that Board oversight responsibilities include material ESG matters and human capital management.

✔
The Nominating Committee Charter to provide for the Committee’s review and oversight of management of the Company’s ESG strategy, initiatives, risks and reporting, including expanded coverage of ESG oversight to clarify the Committee’s role coordinating with the Board on material ESG issues.

✔
The Compensation Committee Charter to provide for the Committee’s review and oversight of the Company’s culture and policies and strategies related to human capital management, including to reflect the Committee’s review of workplace environment, culture and employee health, well-being and safety related topics.

For a more detailed discussion regarding the role of the Board and its Committees in overseeing management of the Company’s key risks, including ESG, please see pages 17 through 20 of this Proxy Statement.
Company ESG Leadership
Our ESG leadership structure at the management level also reflects our focus on ESG issues and commitment to provide value to our stakeholders. The corporate responsibility and DEI functions are managed by our Chief Corporate Responsibility & Diversity Officer, who serves as the Chair of the S&P Global Foundation Board. This reinforces our internal DEI and ESG integration efforts and drives employee volunteerism and philanthropic giving through the S&P Global Foundation. In addition, the Corporate Responsibility team directs efforts to help minimize S&P Global’s environmental impact and transition eventually to a net-zero future, in coordination with other key internal stakeholders across the business. Along with our Executive Committee, this team manages the Company’s ESG reporting and regularly updates the Board on our strategy, activities and progress. Other senior leaders also provide input through internal committees such as our Net Zero Oversight Groups, DEI Council and Environmental Health & Safety Committee. Our global Corporate Responsibility team implements day-to-day programs with support from senior leaders and relevant corporate functions.
Since 2021, our Impact and TCFD reports are supported by internal audit and external assurance to ensure a high level of data integrity and quality in our disclosure. A non-financial disclosure working group, consisting of a cross-section of senior leaders, continues to provide cross-functional strategic oversight of all of the Company’s ESG-related disclosure documents.
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Environmental Sustainability
We are committed to promoting environmental sustainability both internally, by working to minimize our environmental footprint; and externally, by providing transparent disclosure of our climate-related business risks and developing innovative tools that drive sustainable investment in the marketplace and help markets and customers transition to a low carbon economy.
Environmental Targets
Our efforts to promote a sustainable environment encompass our operations and people. We continually assess our portfolio and business operations with sustainability in mind and we believe that we have an established record of implementing meaningful programs to reduce the Company’s global environmental impact, while also promoting accountability through transparent public disclosure of our reduction efforts.
Corporate sustainability initiatives to decrease our carbon emissions and natural resource consumption are supported and integrated across our global operations through comprehensive global programs and targets, proactive performance tracking and transparent reporting. In 2022, we continued to advance our environmental goals by setting net-zero goals in waste, water and energy as well as updating our science-based reduction targets for carbon:
Energy	Target Date
Net-zero in Scopes 1 & 2 – global operations	2030
100% renewable energy use in Scope 2	2030
Net-zero Scope 3 emissions from global operations within leased and sub-let locations	2035
Waste	Target Date
Zero-waste in office locations where we have control of service supplier	2025
Remove single-use plastic across all global office locations	2025
Zero-waste across all global offices, including those where services are controlled by landlord	2030

Water	Target Date
Water net-zero for all global offices where we have direct control of water services	2025
Water net-zero for all global offices where water services are controlled by landlord	2030

Carbon	Target Date
25% reduction in Scopes 1 & 2 by intensity (per square foot) from 2019 baseline	2025
25% reduction in business travel from 2019 baseline	2025
81% of our top suppliers (by spend) will set their own science-based targets	2025

The performance scorecard for determining payouts under the Company’s short-term incentive plan incorporates key performance indicators (KPIs) tied to our environmental sustainability goals. Linking executive incentive pay outcomes to the Company’s progress achieving strategic climate initiatives thus provides another mechanism for ensuring accountability to reduction goals, in addition to the Company’s extensive public disclosure described below.
Climate-Related Financial Disclosure
We support informed and sustainable investment through transparent disclosure and standardized analysis of financially material climate-related risks and opportunities. A review of the governance of managing environmental risks and opportunities can be found in the Company’s annual TCFD Report.
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In 2019, S&P Global was among the first companies to publish a climate disclosure report responsive to each of the recommendations of the Financial Stability Board’s Task Force on Climate-related Financial Disclosures (TCFD), powered by a comprehensive climate scenario analysis conducted by the Company’s Trucost ESG Analysis. Since then, we’ve continued to update our TCFD report to incorporate insights from benchmarking and meet increasing expectations from regulators, investors and other stakeholders for greater investment, transparency and diligence managing climate related challenges. Since publication of our initial TCFD report in 2019, we’ve enhanced our governance systems and validation by internal audit, finance and external assurance, applying a level of information assurance consistent with the materiality framework for documents furnished or filed with the SEC.
Essential Intelligence for Sustainable Investment
We offer data and analytics for sustainable investment through innovative ESG solutions that power the markets for good. As a leading provider of data and analytics, we invest in the development and delivery of ESG data, ratings, benchmarks and insights to address the sustainability goals of our customers and anticipate consumer needs related to ESG issues.
We have designed a comprehensive governance structure comprising of various functions, including among others, Products, Commercial and Research, Technology and Operations, which are focused on supporting governance, alignment and execution across S&P Global’s ESG strategy. We have developed and launched and continue to develop a suite of products across our underlying business units that offer innovative solutions for our clients’ evolving ESG needs, so they can accelerate progress by identifying growth opportunities and mitigating ESG risk.
In 2021, we launched Sustainable1, consolidating the management of our cross-divisional ESG assets and our ESG product roadmap with an integrated ESG leadership group. Sustainable1 offers a single source of essential sustainability intelligence, bringing together S&P Global’s resources and full product suite of data, benchmarking, analytics, evaluations, and indices that provide customers with a 360-degree view to help achieve their sustainability goals. Sustainable1 includes products that cover energy transition and electric vehicles, ESG & sustainability scores on roughly 12,000 companies, climate risk data & analytics, and sustainable versions of the S&P 400, 500 and 600 indices, among many others. In 2022, Sustainable1 expanded participation in the Corporate Sustainability Assessment to roughly 2,800 companies, up from 2,270 the prior year, its private company environmental and emissions data to two million and released physical risk scores incorporating financial impact on three million+ assets. We also successfully integrated The Climate Service team (“TCS”), as well as announced the acquisition of Shades of Green to expand our SPO offerings.
Social Responsibility
Powering Global Markets and accelerating progress requires a skilled, diverse and engaged workforce to implement our strategy and purpose as well as an inclusive global economy. We invest in our people and communities as critical to the success of our long-term strategic vision and ability to accelerate progress.
Investing in our Employees
Our people create value and are the foundation of everything we do, powering our impact on communities and economies. Ensuring a diverse and inclusive performance-driven culture is one of the key components of our corporate strategy to Power Global Markets and a corporate priority set from the top. As a result, we invest in our success as a global Company by investing in our employees across the world through our “people first” approach to human capital management, aimed at enabling all team members to reach their full potential.
To achieve our strategic people objectives, we support our employees through human capital management strategies that include diversity, equity and inclusion initiatives; learning and development programs; competitive compensation programs; hybrid work, benefits and well-being; and talent attraction, retention and engagement. Examples of some of our key initiatives and programs in these focus areas are included below.
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Diversity, Equity & Inclusion (DEI)
Our ability to attract and retain a diverse and inclusive workforce is critical to our long-term strategy, driving business growth and innovation and empowering our people to achieve their full potential. In connection with our commitment to create a diverse, equitable and inclusive workplace, we have taken the following steps to foster an environment where our people can bring their whole selves to work:
•
An executive DEI Council, co-chaired by our CEO and Chief Purpose Officer, directs and oversees our enterprise-wide DEI strategy, advancing and ensuring coordination and accountability for DEI programs across the organization. We implemented enhanced DEI governance for the newly combined organization to align on strategy and prioritization; improve connectivity and create a defined and well-coordinated feedback loop between the Company’s Board of Directors, the executive DEI Council, People Resource Groups (PRGs) and People leaders; and enhance accountability.
•
We measure progress on our diversity, equity and inclusion programs as part of our enterprise and division balanced scorecards, which are reviewed by the CEO quarterly and the Board at least biannually, and impact short-term incentive compensation. Key Performance Indicators under our incentive scorecards for tracking and ensuring accountability for DEI progress include measuring the net change in the gender and racial/ethnic diversity of the S&P Global employee population and DEI specific sentiment through the annual VIBE employee engagement survey.
•
We connect colleagues across our organization through our network of People Resource Groups (PRGs). These global and employee-led networks offer career experiences and network-building opportunities that foster professional development and support workplace diversity.
•
To improve our pipeline of diverse talent, we have expanded our partnerships in diverse talent recruitment with select Historically Black Colleges and Universities (HBCUs), upgraded interview training to incorporate awareness of unconscious bias, and expanded career mentoring and leadership development opportunities for diverse colleagues. We are also including diversity and inclusion as an integral part of our Global Mobility strategy.
Learning & Development Programs
We support our employees in pursuing their professional goals with growing investments in personalized development. We provide a wide array of global training and learning programs to help employees expand their knowledge, skills and experience and guide career advancement, including:
Competitive Compensation Programs
We believe compensation recognition programs are critical to the overall people experience. Offering market competitive, people-centric and performance-driven compensation is key to our recruitment, talent management and retention strategies. As a result, management regularly assesses employee feedback, competitor research and market data to ensure our programs remain competitive, equitable, and are designed with our people’s financial and social well-being in mind. Based on these insights, each year we continue to
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introduce new and enhanced “people first” capabilities in support of our philosophy. Our compensation program consists of a mix of:
•
Annual Salary where base pay is determined by role, scope, external market rate and internal parity relative to geographic location. Recognizes level of proficiency and skill exhibited as compared to role requirements.
•
Annual Bonus as a cash reward acting as our main pay-for-performance vehicle through annual programs. Recognizes achievement against individual, team, and group performance.
•
Equity awards for our strategic leaders acknowledging achievements of individual and organizational goals typically in recognition of contributions that positively influence strategic growth, operational alignment, and product innovation.
In 2022, we broadened initiatives to increase pay transparency, empowering our people leaders to manage pay conversations in an effort to continue attracting and retaining top talent.
Hybrid Work, Benefits & Well-being
The health, safety and well-being of our people working around the globe is a top priority, and our facilities worldwide follow rigorous, internally and externally audited, occupational health and safety policies. In early 2022, most of our employees remained working from home and we introduced a new flexible return to office model via a phased approach called anchor-flex. This model was not mandated as a full return, rather defining regular days our people might be in the office and those where they would work virtually. We focused on the well-being of our people aligned to our “people first” philosophy through expansion of our benefits offerings globally:
•
Recharge, flexible and unlimited time off to balance your work and life in order to maximize the effectiveness of both.
•
Paid parental leave of 26 weeks to bond with new arrivals.
•
10 days of paid leave per calendar year to care for a close relative or loved one who has a serious illness or health condition.
•
Paid sick leave for a minimum of 10 business days or your local statutory timeframe.
•
Flexible paid compassion leave following the loss of a loved one, based on individual needs and circumstances.
S&P Global also offers well-being programs that enrich work-life experiences and help our people prioritize their mental, physical, financial, and social well-being. Some of our inclusive benefits include:
•
Well-being Program support and resources focused on physical and mental well-being including fitness classes, mental health programs, and education on topics such as Mental Health, Preventative Health, Family Issues, DEI, and Professional Skills Development.
•
Well-being Reimbursement of team members for well-being-related activities, providing the flexibility for team members to decide how to use their well-being reimbursement to meet their specific wellness needs.
Retention & Engagement
In order to attract and retain the high-quality talent needed to execute our long-term strategy to Power Global Markets, we believe it is critical for our people to feel motivated and empowered. As a result, we strive to create a unified and inclusive workplace culture that promotes employee engagement, satisfaction and performance; and that reflects our common corporate purpose and values.
We invite employee feedback through a variety of channels for open communication and engagement, including small group employee round-table discussions with our business leaders and members of our Board of Directors, our annual VIBE employee engagement survey, as well as more frequent check-ins through employee “Pulse” surveys. The annual VIBE survey allows us to track progress in critical areas, such as workplace pride and satisfaction and inclusive culture, and gather actionable insights for improvements to our people strategy. We encourage managers to share VIBE survey results with their teams, prioritize action areas and pursue solutions.
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To reinforce management accountability, we also track employee survey scores in our enterprise and division balanced scorecards, with outcomes against survey engagement targets impacting short-term incentive outcomes.
Investing in Communities
We recognize the importance of engaging with and supporting the communities where our people live and work and investing in our communities through thought leadership, employee volunteering and the work and charitable giving of the S&P Global Foundation. We took the closing of our merger with IHS Markit as an opportunity to reflect and refine our focus areas. We believe these are the areas where we can have the most impact: Diversifying Technology and Data, Creating Environmental Resilience and Building Thriving Communities.
Accelerating Progress through the S&P Global Foundation
The S&P Foundation is the keystone of our philanthropic efforts. Initially funded in 2018 with a $20 million gift from S&P Global, the Foundation saw rapid growth in 2020 and 2021, driven by grantmaking to address the global pandemic and racial justice unrest. In 2022, the Foundation continued to mature and transitioned to a self-sustaining funding model, with receipt of a $200 million endowment from S&P Global. The Foundation enhanced its governance structure by establishing investment, nominating and audit sub-committees. The Foundation also streamlined its focus areas for greater impact, with a concentration on diversifying the tech and data sector by funding job training and placement opportunities for individuals from underrepresented communities; and creating environmental resilience by helping vulnerable communities adapt to new climate realities and prepare for and rebound from climate disasters. The Foundation continues to support global disaster relief efforts, as well as racial justice and equity programming. In 2022, Foundation grant-making totaled $11.5 million to 71 global organizations.
Employee Engagement
Our people drive our community impact by identifying nonprofits to support with their time and financial contribution. We encourage our employees to volunteer and provide gift-matching for employee donations to eligible nonprofit institutions. In 2019, we launched Essential Impact, a year-round global volunteering initiative and we also provide each employee five paid “Give Back Days” a year to spend volunteering. In 2022, approximately 2,000 employees contributed 19,520 hours of volunteering time across 59 cities worldwide, while total employee giving through charitable contributions increased by approximately 33% to $4 million.
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Process for Identifying and Evaluating Directors and Nominees
The Nominating Committee reviews with the Board, on an annual basis, the current composition of the Board and identifies the types of skills and qualifications desirable for future Board members in light of the current and anticipated needs of the Board and its committees.
Based on its annual review, the Committee recommends to the Board the general selection criteria for Director nominees, screens potential Director candidates and recommends the slate of Director nominees for election to the Board at the Company’s Annual Meeting.
Board Refreshment and Succession Planning
We believe that thoughtful Board refreshment and proactive Director succession planning is an integral part of the Company’s ability to deliver on its long-term strategy.
Board Refreshment
To ensure the right balance of fresh new perspectives with the institutional knowledge contributed by our longer-serving Directors, the Committee regularly oversees and reviews practices to enhance the Board’s refreshment process. Our Corporate Governance Guidelines incorporate refreshment mechanisms, including a normal retirement age of 72 and a policy providing for offers to resign upon a change in circumstances, subject to Nominating Committee review.
We value the historical knowledge and experience our long-term Directors bring to the Board. Although the Committee considers Director tenure as a factor in identifying the slate of Director nominees, tenure alone is not a critical or determinative factor. Most recently, the Committee conducted a thorough review and benchmarking of the refreshment mechanisms in the Board’s Corporate Governance Guidelines in the summer and fall of 2021 in preparation for several upcoming director retirements and the closing of the merger with IHS Markit.
Succession Planning and Director Recruitment Process
In anticipation of retirements, resignations and evolving strategic needs for new skills and capabilities, the Committee conducts proactive, strategy-driven Director succession planning. The succession planning and new Director recruitment process is designed to be responsive to anticipated future needs in light of evolving business, industry and market dynamics and to ensure the Board’s members bring the right balance of skills, experience, tenure and diversity to effectively promote, support and oversee the implementation of our long-term strategy.
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The Committee follows a multiphase approach to succession planning and the Director recruitment process to identify and evaluate potential new Director candidates.
As part of the evaluation process, the Committee reviews and considers available information regarding each candidate, including skills and qualifications, as well as diversity of background, experience and thought (including age, gender, race/ethnicity and geography). The Committee also reviews the candidate’s independence, potential conflicts and any reputational risks.
Shareholder Recommendations and Nominations of Director Candidates
Candidates may come to the Committee’s attention through recommendations from current Board members, senior management, professional search firms, shareholders or other sources. The Committee will consider Director candidates recommended by shareholders and evaluates shareholder candidates based on the same selection criteria it uses for other Director candidates. Shareholder recommendations may be sent to the Corporate Secretary, c/o Office of the General Counsel, S&P Global Inc., 55 Water Street, New York, New York 10041-0003 by mail or by sending an e-mail to the Corporate Secretary at corporate.secretary@spglobal.com.
Shareholder nominations should be addressed in the manner and by the deadlines described on page 6 of this Proxy Statement.
Director Training and Education
New Directors participate in a comprehensive orientation and training program to introduce them to the Company and management as well as provide information regarding our business operations and strategy. The orientation program is a valuable part of the Director onboarding process and is periodically reviewed by the Nominating Committee.
In addition, newly appointed Committee Chairs and the independent Board Chairman also receive onboarding and orientation training to facilitate with their transition and assumption of new roles and responsibilities. The Nominating Committee periodically reviews these onboarding and orientation programs, including by soliciting
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feedback from Directors who recently participated in the onboarding programs, and coordinates with the Corporate Secretary and management on the program design and the implementation of recommended future enhancements.
To enhance their understanding of the Company’s business, Directors also participate in off-site meetings at our various offices across the globe where they interact directly with local personnel responsible for day-to-day operations. These activities ensure that our Board members remain knowledgeable and informed of the most important business issues facing our Company and have deeper access to talent.
Throughout their tenure, Directors are also encouraged to enroll in educational and training programs, and the Nominating Committee periodically reviews participation in such programs. In addition, the full Board receives regular management updates on industry and corporate governance developments affecting the Company and conducts in-depth bi-annual strategy sessions to discuss the most critical strategic issues, opportunities and challenges facing the Company.
In 2022, following the closing of our merger with IHS Markit, we expanded opportunities for the Directors of the newly combined Company Board to familiarize themselves with the business, company leadership and our strategy through expanded deep-dive, educational sessions on each of the Company’s business divisions with leaders across the company, more exposure to local talent through small group off-site visits across the Company’s offices in Europe and increased opportunities to meet in person.
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Specific Experience, Qualifications, Attributes and Skills of Directors
The Nominating Committee and the Board seek Directors with experience, qualifications, attributes and skills that align with our business strategy. The following table describes key experience and expertise that our Director nominees collectively possess and that we consider most relevant to the decision to nominate candidates to serve on the Board.
The Nominating Committee has reviewed with the Board the specific experience, qualifications, attributes and skills of each Director nominee standing for election as a Director at this Annual Meeting. The Committee has concluded that each Director nominee has the appropriate skills and qualifications required of Board membership and that each possesses an in-depth knowledge of the Company’s complex global businesses and strategy. The Committee further believes that our Board is composed of well-qualified and well-respected Directors who are prominent in business, finance, and the global capital and commodity markets.
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Director Skills Matrix
A mark in the Director skills matrix below indicates a specific or specialized area of focus or expertise that each Director nominee brings to the Board. Not having a mark does not mean the Director does not possess that qualification or skill.
Additional information regarding the experience and key competencies of each individual Director nominee and current Director, as reviewed and considered by the Committee, is provided on pages 34 through 46 of this Proxy Statement.

Alvera	Esculier	Evans	Green	Hill	Jacoby	Kelly	Livingston	McWhinney	Morris	Peterson	Thornburgh	Washington
Active Executive	✓				✓						✓		✓
CEO Leadership Experience	✓	✓		✓			✓	✓			✓		
Accounting & Finance	✓		✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	
Global & International	✓	✓	✓				✓	✓		✓	✓	✓	
Industry: Financial Services	✓		✓				✓		✓	✓	✓	✓	
Industry: Capital & Commodities Markets	✓	✓	✓				✓				✓	✓	
Industry: Transportation		✓											
Innovation, Digital & Technology		✓		✓	✓	✓		✓		✓			✓
Environmental & Social	✓			✓	✓						✓		✓
Operations	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓			✓
Strategic Planning & Business Development	✓	✓	✓	✓	✓		✓	✓	✓	✓	✓	✓	
Government, Public Policy & Regulatory	✓		✓	✓				✓			✓	✓	✓
Risk Management			✓		✓		✓		✓	✓	✓	✓	
Consumer, Sales & Marketing	✓	✓		✓		✓		✓		✓	✓	✓	
Corporate Governance				✓			✓				✓	✓	
Cyber				✓	✓	✓				✓

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Directors & Director Nominees
Our Board has nominated the following 13 Director nominees to stand for election at the Annual Meeting to serve one-year terms that will expire at the 2024 Annual Meeting. All nominees are currently serving as Directors of the Company and have been previously elected by our shareholders. Please see pages 1 through 7 and page 129 of this Proxy Statement for voting information. Following each Director nominee’s biography below, we have highlighted certain notable skills and qualifications that the Nominating and Corporate Governance Committee reviewed and considered when recommending the Director nominee. Committee membership is identified for the one-year term expiring at the 2023 Annual Meeting.
MARCO ALVERÀ, 47
Independent Director Since: 2017 Board Committees: Finance (Chair) Executive Nominating and Corporate Governance Other Current Listed Company Directorships: None
Career Highlights
Marco Alverà is Group Chief Executive Officer of Tree Energy Solutions, a green hydrogen company, since June 2022. Previously, he served as Chief Executive Officer of Snam S.p.A., Europe’s leading natural gas utility, from 2016 to 2022. Mr. Alverà also served as Chairman of the board of Snam Rete Gas until November 2017. Prior to joining Snam in 2016, Mr. Alverà held a number of senior management and operational leadership positions at Eni S.p.A., among them, Head of Eni’s commodities trading and shipping business, and Senior EVP of Upstream business. He has participated in the upstream, midstream and downstream aspects of the oil and gas industry. Prior to Eni S.p.A., Mr. Alverà served as Head of Group Strategy at Enel S.p.A., a multinational power company functioning in the gas and electricity sectors, particularly in Europe and Latin America. He also served as Chief Financial Officer of Wind Telecomunicazioni S.p.A. and co-founded Netesi, Italy’s first broadband ADSL company. Mr. Alverà started his career at Goldman Sachs. He previously served on the board of Gazprom Neft, a Russian integrated oil company.
Other Professional Experience and Community Involvement
Mr. Alverà sits on the board of the Cini Foundation in Venice. He is a co-founder of the Kenta Foundation. Mr. Alverà wrote the books “Generation H” (Mondadori), “The Hydrogen Revolution” (Basics Book) and “Zhero” (Salani editori). He was a visiting fellow at Oxford University and is a frequent speaker and lecturer on business, sustainability, and the energy transition.

Skills and Qualifications
We believe Mr. Alverà’s qualifications to sit on our Board of Directors include his commodities and financial services industry expertise, his global perspective gained through leadership positions in European companies doing business around the world, as well as his executive leadership, finance and strategic planning experience acquired throughout his career.

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JACQUES ESCULIER, 63
Independent Director Since: 2022 Board Committees: Audit Finance Other Current Listed Company Directorships: Daimler Truck Holding AG
Career Highlights
Mr. Esculier served as Chief Executive Officer and Director of WABCO Holdings Inc. from July 2007 until his retirement in May 2020 when the company was acquired. From May 2009 until his retirement, he also served as Chairman of the Board of WABCO Holdings. Prior to July 2007, Mr. Esculier served as Vice President of American Standard Companies Inc. and President of its Vehicle Control Systems business, a position he had held since January 2004. Prior to holding that position, Mr. Esculier served in the capacity of Business Leader for American Standard’s Trane Commercial Systems’ Europe, Middle East, Africa, India & Asia Region from 2002 through January 2004. Prior to joining American Standard in 2002, Mr. Esculier spent more than six years in leadership positions at AlliedSignal/Honeywell Aerospace. He was Vice President and General Manager of Environmental Control and Power Systems Enterprise based in Los Angeles and Vice President of Aftermarket Services- Asia Pacific based in Singapore. Mr. Esculier was a member of the board of directors of Pentair PLC from 2014 until May 2020.
Other Professional Experience and Community Involvement
Mr. Esculier was awarded the U.S. Army Commander’s Award for Civilian Service related to work on helicopters of NASA. Mr. Esculier holds a Master of Science in General Sciences from Ecole Polytechnique de Paris, a Master of Science in Aerospace from Institut Superieur de l’Aeronautique et de l’Espace and an MBA from INSEAD.

Skills and Qualifications
We believe Mr. Esculier’s qualifications to sit on our Board of Directors include his deep knowledge of the transportation and commodities industries and his executive leadership, strategic planning, operations and innovation and technology experience and global perspective as CEO and director of a global public company.

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GAY HUEY EVANS, 68
Independent Director Since: 2022 Board Committees: Audit Compensation and Leadership Development Other Current Listed Company Directorships: ConocoPhilips Standard Chartered plc
Career Highlights
Ms. Huey Evans is Chairman of the London Metal Exchange and also serves on the boards of Standard Chartered, ConocoPhillips and HM Treasury. She is a Senior Advisor to Chatham House, a Trustee of the Benjamin Franklin House and a member of the US Council on Foreign Relations and the Indian UK Financial Partnership. Ms. Huey Evans was also a Non-Executive Director of UK Infrastructure Bank through 2022. Ms. Huey Evans has worked within the finance and commodity industry for the past 30 years, as both an established market practitioner and regulator, giving her deep expertise across commerce, risk, governance, policy and regulation in capital markets. Ms. Huey Evans has previously served on the boards of Itau BBA, the Financial Reporting Council, Aviva and the London Stock Exchange, and held executive roles with Barclays Capital, Citi, the Financial Services Authority and Bankers Trust.
Other Professional Experience and Community Involvement
Awarded a CBE in 2021 for services to the economy and philanthropy, and an OBE in 2016 for services to the financial service industry and diversity, Ms. Evans is an advocate for ensuring markets build trust through accessibility and transparency and for increased diversity in business. Ms. Huey Evans holds a BA in Economics from Bucknell University.

Skills and Qualifications
We believe Ms. Huey Evans’ qualifications to sit on our Board of Directors include her global capital and commodities markets, government and public policy, finance, strategy, operations and risk management expertise from her extensive experience in, and as a regulator of, the international financial services industry. Ms. Huey Evans is a financial expert as defined in the rules of the SEC and NYSE.

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WILLIAM D. GREEN, 69

Independent
Director Since: 2011
Board Committees:
Compensation and
Leadership Development
Executive
Nominating and Corporate
Governance (Chair)
Other Current Listed Company Directorships:
Dell Technologies, Inc.
GTY Technologies Holdings, Inc.

Career Highlights
Mr. Green is the former CEO and Chairman of Accenture, a global management consulting and technology services company. He served as Accenture’s Chief Executive Officer from September 2004 through December 2010 and assumed the additional role of Chairman from 2006-2013. He was a Director of Accenture from 2001 through January 2013. Prior to serving as Chief Executive Officer, he was Accenture’s Chief Operating Officer-Client Services with overall management responsibility for the company’s operating groups and in addition, he served as Group Chief Executive of the Communications and High Tech operating group from 1999 to 2003. He was also Group Chief Executive of the Resources operating group for two years. Earlier in his career, he led the Manufacturing industry group and was Managing Director for Accenture’s business in the United States. He joined Accenture in 1977 and became a partner in 1986. He served as a Director of EMC Corporation from July 2013 to August 2016 and as EMC’s independent Lead Director from February 2015 to August 2016.
Other Professional Experience and Community Involvement
In addition, Mr. Green serves on the boards of several other private companies and is on the National Board of Year Up. He is deeply involved in several organizations and business groups supporting education in the United States and around the world. He is also a frequent speaker at business, technology and academic forums worldwide.

Skills and Qualifications
We believe Mr. Green’s qualifications to sit on our Board of Directors and Chair our Compensation Committee include his extensive executive leadership experience gained as the chief executive of a global professional services company providing a range of strategy, consulting, digital, technology and operations services and solutions and his deep understanding of the information technology industry, cyber, human capital management and corporate governance.

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STEPHANIE C. HILL, 58
Independent Director Since: 2017 Board Committees: Compensation and Leadership Development Nominating and Corporate Governance Other Current Listed Company Directorships: None
Career Highlights
Ms. Hill is Executive Vice President of Rotary and Mission Systems of Lockheed Martin. Since joining Lockheed Martin in 1987 as a software engineer, Ms. Hill has held positions of increasing responsibility including: Senior Vice President, Enterprise Business Transformation; Deputy Executive Vice President of RMS; Senior Vice President, Corporate Strategy and Business Development; Vice President & General Manager of Cyber, Ships & Advanced Technologies; Vice President & General Manager of Information Systems & Global Solutions Civil business; Vice President of Corporate Internal Audit; and Vice President & General Manager of the Electronic Systems Mission Systems & Sensors business.
Other Professional Experience and Community Involvement
Ms. Hill serves on the Board of Visitors for the University of Maryland, Baltimore County. Ms. Hill has been recognized for her career achievements and community outreach, especially in the advancement of STEM education. In 2018, Black Enterprise named Ms. Hill as one of the “most powerful executives in corporate America.” She was recognized as one of Computerworld’s 2015 Premier 100 IT Leaders and one of Maryland’s 19th Annual International Leadership Awardees by the World Trade Center Institute. In 2014, Ms. Hill was named the U.S. Black Engineer of the Year by Career Communications Group and included on EBONY Magazine’s Power 100 list, recognizing the achievements of African-Americans in a variety of fields. She previously served on the Board of Directors for Project Lead The Way, the nation’s leading provider of K-12 Science, Technology, Engineering and Mathematics (STEM) programs.
Ms. Hill graduated with high honors from the University of Maryland, Baltimore County with a Bachelor of Science degree in Computer Science and Economics; the university also recognized her with an honorary doctorate in 2017.

Skills and Qualifications
We believe Ms. Hill’s qualifications to sit on our Board of Directors include her exceptional technology and cyber expertise, her audit and risk management experience as well as her depth of operational experience gained managing sizable and sensitive government projects of critical importance.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE (continued)

REBECCA JACOBY, 61
Independent Director Since: 2014 Board Committees: Finance Nominating and Corporate Governance Other Current Listed Company Directorships: Quantum Corp.
Career Highlights
Ms. Jacoby was Senior Vice President, Operations of Cisco Systems, Inc., a worldwide leader in IT networking, until her retirement in January 2018. She was promoted to the role in July 2015 and was responsible for driving profitable growth and enabling operational excellence. She oversaw the supply chain, global business services, security and trust, and IT organizations. In her former role as Cisco’s CIO from 2006 to 2015, she made the Cisco IT organization a strategic business partner, producing significant business value for Cisco in the form of financial performance, customer satisfaction and loyalty, market share, and productivity. Since joining Cisco in 1995, she held a variety of leadership roles in operations, manufacturing and IT. Prior to joining Cisco, she held a range of planning and operations positions with other companies in Silicon Valley. Her extensive understanding of business operations, infrastructure and application deployments, as well as her knowledge of products, software and services helped her advance Cisco’s business through the use of Cisco technology. Since 2019, she serves on the board of Quantum Corporation, which provides technology and services to help customers capture, create and share digital content, as well as the Advisory Board of ParkourSC, a provider of IoT tracking solutions creating continuous visibility into the location, condition and context of material goods and assets. Ms. Jacoby formerly served on the Board of Apptio, Inc., which provides cloud-based technology business management solutions to enterprises, from 2018 until its acquisition by Vista Equity Partners in January of 2019.
Other Professional Experience and Community Involvement
She spent six years on the board of the Second Harvest Food Bank of Santa Clara and San Mateo Counties and is a founding member of the Technology Business Management Council. Known for her strong track record of operational excellence, innovative problem solving and talent development, she was inducted into the CIO Hall of Fame by CIO magazine and was recognized by Forbes as a “Superstar CIO” in 2012.

Skills and Qualifications
We believe Ms. Jacoby’s qualifications to sit on our Board of Directors include her technology and cyber expertise, including an understanding of infrastructure and application deployments, products, software and services, as well as her experience leading innovative teams and extensive operational experience.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE (continued)

ROBERT P. KELLY, 69
Independent Director Since: 2022 Board Committees: Compensation and Leadership Development (Chair) Executive Nominating and Corporate Governance Other Current Listed Company Directorships: None
Career Highlights
Mr. Kelly was Chairman and CEO of The Bank of New York Mellon until 2011. Prior to that, he was Chairman, Chief Executive Officer and President of Mellon Bank Corporation, Chief Financial Officer of Wachovia Corporation, and Vice-Chairman of Toronto-Dominion Bank. Mr. Kelly serves on the board of the Alberta Investment Management Corporation. Mr. Kelly was the chairperson of the Canada Mortgage and Housing Corporation from 2012 until March 2018 and the chairman of the board of directors of Santander Asset Management from 2012 until December 2017.
Other Professional Experience and Community Involvement
Mr. Kelly previously served as Chancellor of Saint Mary’s University in Canada, was a former member of the Financial Services Forum, Federal Advisory Council of the Federal Reserve Board, Financial Services Roundtable, Trilateral Commission, Institute of International Finance, member of the board of trustees of St. Patrick’s Cathedral in New York City, Carnegie Mellon University in Pittsburgh, and the Art Gallery of Ontario.
Mr. Kelly holds a B.Comm. from Saint Mary’s University and an MBA from the Cass Business School, City University, London, is a C.P.A and Fellow Chartered Accountant. Mr. Kelly has been awarded honorary doctorates from City University and Saint Mary’s University.

Skills and Qualifications
We believe Mr. Kelly’s qualifications to sit on our Board of Directors include his extensive experience in leadership positions for large financial institutions and senior policymaking positions in the financial services industry which offers valuable insight and executive leadership, finance, strategic planning, operations and risk management experience.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE (continued)

IAN PAUL LIVINGSTON, 58
Independent Director Since: 2020 Board Committees: Audit Finance Other Current Listed Company Directorships: National Grid plc
Career Highlights
Ian Livingston (Lord Livingston of Parkhead) was CEO of BT Group plc, the UK telecommunications provider, from 2008-2013, and Minister for Trade and Investment, responsible for UK trade and inward investment, from 2013-2015. He is also a Non-Executive Director and Chair of the Remuneration Committee of National Grid plc, one of the world’s largest publicly listed utilities. He was previously Chairman of Currys plc, one of Europe’s largest retailers of consumer electronics and the FTSE 250 fund manager, Man Group plc. He has also been CFO of BT Group plc and Dixons Group plc, at the time being the youngest CFO in the FTSE 100. Other non-executive experience includes Non-Executive Director and Chair of Audit Committee of the luxury hotels group, Belmond Ltd and Celtic plc.
Other Professional Experience and Community Involvement
Lord Livingston is also involved in a number of charities particularly in the fields of education, equality and social care. He was a Trustee on the Board of Jewish Care, one of the UK’s largest social care charities, from 2015 to 2020.

Skills and Qualifications
We believe Lord Livingston’s qualifications to sit on our Board of Directors include his executive leadership experience in the technology industry, global perspective and international expertise and, together with his extensive financial and accounting expertise, operational experience managing complex organizations and government, public policy and regulatory experience. Lord Livingston is a financial expert as defined in the rules of the SEC and the NYSE.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE (continued)

DEBORAH D. MCWHINNEY, 67
Independent Director Since: 2022 Board Committees: Audit Finance Other Current Listed Company Directorships: Borg Warner Inc.
Career Highlights
Ms. McWhinney currently serves on the board of Borg Warner Inc., where she serves as Chair of the Compensation Committee and on the Audit Committee. She also serves as a trustee of Franklin Templeton ETF funds. Ms. McWhinney previously served on the boards of Focus Financial Partners Inc., Fluor Corporation, Lloyds Banking Group plc and Fresenius Medical Care AG & Co. Ms. McWhinney worked at Citigroup, Inc. (“Citi”) from 2009 to 2014, as the Chief Executive Officer of Citi’s global enterprise payments business from September 2013 to January 2014, as the Chief Operating Officer of Citi’s global enterprise payments business from February 2011 to September 2013, and as President of Personal Banking and Wealth Management from May 2009 to February 2011. Ms. McWhinney was also co-chair of the Citi Women initiative until her retirement in January 2014. Prior to joining Citi, Ms. McWhinney worked at Charles Schwab, Inc. from 2001 to 2007, where she was President of Schwab Institutional and was chair of the global risk committee. Ms. McWhinney previously held executive roles at Visa International and Engage Media (a division of CMGI). Earlier in her career, she worked for 17 years at Bank of America in corporate and retail banking.
Other Professional Experience and Community Involvement
Ms. McWhinney was appointed by former President George W. Bush to the board of directors of the Securities Investor Protection Corporation in 2002 where she served until 2007. Ms. McWhinney serves on the board of Legal Shield and is a trustee for the California Institute of Technology and for the Institute for Defense Analyses. Ms. McWhinney holds a Bachelor of Arts from University of Montana.

Skills and Qualifications
We believe Ms. McWhinney’s qualifications to sit on our Board of Directors include her extensive finance, strategy, operations and risk management experience gained in executive-level positions in the financial services industry and as a director of public companies.

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MARIA R. MORRIS, 60
Independent Director Since: 2016 Board Committees: Audit (Chair) Executive Finance Other Current Listed Company Directorships: Wells Fargo & Company
Career Highlights
Ms. Morris served on MetLife’s Executive Group for almost a decade (retired September 2017), holding numerous senior leadership positions throughout her 33-year career. From 2011 through her retirement, she was Executive Vice President, MetLife, Inc. and led the company’s Global Employee Benefits (GEB) business. In her role leading MetLife’s GEB business since 2012, she was responsible for expanding MetLife’s employee benefits business in more than 40 countries, broadening relationships and fueling growth across the globe via local solutions and partnerships with multinational corporations, as well as through distribution relationships with financial institutions. She also served as the interim Head of MetLife’s U.S. Business from January 2016 to June 2017, where she was responsible for approximately 60% of MetLife’s operating earnings, post separation of its retail business. She served as MetLife’s Interim Chief Marketing Officer in 2014, where she continued to strengthen MetLife’s brand across the globe. From 2008 to 2011, she led Global Technology and Operations, where she managed a $1.6 billion IT portfolio and a $2.5 billion procurement and real estate budget. She also oversaw the integration of MetLife’s $16.4 billion acquisition of American Life Insurance Company (Alico).
Other Professional Experience and Community Involvement
In addition to her executive roles, Ms. Morris serves on the Board of Wells Fargo & Company where she chairs the Risk Committee. She is also a Board member of Resolution Life where she chairs the Compensation Committee. Maria is the National Board Chair of All Stars Project, Inc., a Board Trustee and Development Committee Chair of Catholic Charities of New York and a member of the Board of Directors of Helen Keller International.

Skills and Qualifications
We believe Ms. Morris’s qualifications to sit on our Board of Directors and Chair our Audit Committee include her executive leadership experience in the financial services industry, her technology and cyber expertise, her risk management experience and global perspective gained by growing a multinational insurance company across more than 40 countries. Ms. Morris is a financial expert as defined in the rules of the SEC and the NYSE.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE (continued)

DOUGLAS L. PETERSON, 64
President and Chief Executive Officer Director Since: 2013 Board Committees: None Other Current Listed Company Directorships: None
Career Highlights
Mr. Peterson was elected President and Chief Executive Officer of S&P Global, effective November 2013, and he joined the Company in September 2011 as President of Standard & Poor’s Ratings Services. Mr. Peterson has repositioned S&P Global to power the global capital and commodity markets of the future with transparent, innovative and independent credit ratings, benchmarks, analytics and data. Previously, Mr. Peterson was the Chief Operating Officer of Citibank, N.A., Citigroup’s principal banking entity that operates in more than 100 countries. Mr. Peterson was with Citigroup for 26 years,including holding leadership roles in Japan and Latin America.
Other Professional Experience and Community Involvement
Mr. Peterson is a member of the Boards of Directors of the Business Roundtable, the Japan Society, the National Bureau of Economic Research, and is a member of the Council on Foreign Relations and the New York Stock Exchange Board Advisory Council. He chairs the U.S.-Japan Business Council and is co-chair of the World Economic Forum’s (WEF) Stewardship Board of the Platform for Shaping the Future of Cities, Infrastructure and Urban Services. In addition, he serves on the Advisory Boards of the Federal Deposit Insurance Corporation’s Systemic Resolution Advisory Committee, the Kravis Leadership Institute, and the Boards of Trustees of Claremont McKenna College and the Paul Taylor Dance Company. Mr. Peterson was previously a member of the Boards of Directors of the Business Roundtable and the US-China Business Council.
Mr. Peterson received an MBA from the Wharton School at the University of Pennsylvania and an undergraduate degree from Claremont McKenna College.

Skills and Qualifications
As the only member of the Company’s management team on the Board, Mr. Peterson’s presence on the Board provides Directors with direct access to the Company’s chief executive officer and helps facilitate Director contact with other members of the Company’s senior management. In addition, Mr. Peterson brings extensive international expertise having led businesses in the financial services industry.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE (continued)

RICHARD E. THORNBURGH, 70

Independent
Director Since: 2011
Board Committees:
Executive (Chair)
Compensation and Leadership Development
Nominating and Corporate Governance
Other Current Listed Company Directorships:
Repay Holdings Corporation

Career Highlights
Mr. Thornburgh has been the Company’s Non-Executive Chairman since October 2020. Mr. Thornburgh is a Director of Repay Holdings Corporation, and serves on its Nominating Committee and Compensation Committee. He also serves as the Chairman of the Board of Jackson Hewitt, a privately held U.S. tax services company. He was previously the Non-Executive Director and Chairman of Credit Suisse Holdings (USA), Inc. He is also the former Vice Chairman of the Board of Credit Suisse Group A.G. and chaired its Risk Committee. He held key positions throughout his career with Credit Suisse First Boston (CSFB), the investment banking arm of Credit Suisse Group A.G., including Executive Vice Chairman of CSFB from 2004 through 2005. He has also held key positions with Credit Suisse Group A.G., including Chief Financial Officer, Chief Risk Officer and member of the Executive Board of Credit Suisse Group A.G. Mr. Thornburgh served on the Board of Capstar Financial Holdings, Inc. from 2008 through 2019. He was the Lead Director of NewStar Financial, Inc. until its sale in December 2017. He was previously Vice Chairman of Corsair Capital LLC, a private equity firm focused on investing in the global financial services industry, and continues to serve as a member of Corsair’s Private Equity Funds’ Investment Committee. In his role for Corsair, he has served on the boards of publicly traded NewStar Financial, National City Corporation and CapStar Financial Holdings. He was previously a Director of Reynolds American Inc., National City Corporation and Dollar General Corporation.
Other Professional Experience and Community Involvement
Mr. Thornburgh served on the executive committee for six years and as Chairman of the Securities Industry Association in 2004. In addition, he serves on the University of Cincinnati Investment Committee.

Skills and Qualifications
We believe Mr. Thornburgh’s qualifications to sit on and Chair our Board of Directors include his financial expertise, his extensive experience in the global financial services industry, his familiarity with strategic transactions acquired through executive-level positions in investment banking and private equity and his broad corporate governance experience from prior board service.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE (continued)

GREGORY WASHINGTON, 57
Independent Director Since: 2021 Board Committees: Audit Compensation and Leadership Development Other Current Listed Company Directorships: None
Career Highlights
Dr. Washington is the President of George Mason University, Virginia’s largest and most diverse public research university. He is the former dean of the Henry Samueli School of Engineering at the University of California, Irving (UCI) and former interim dean of the College of Engineering at Ohio State University. Dr. Washington launched his academic career in 1995 as an assistant professor in the Department of Mechanical and Aerospace Engineering in the College of Engineering at Ohio State University. He became an associate professor in 2000 and a professor in 2004. He began serving as the college’s associate dean for research in 2005 and also led the university’s Institute for Energy and the Environment. From 2008 to 2011, Dr. Washington served as interim dean of the Ohio State engineering school, one of the largest in the country.
Dr. Washington has conducted research for NSF, NASA, General Motors, the Air Force Research Laboratory, and the U.S. Army Research Office, among others. He has served as a member of the U.S. Air Force Scientific Advisory Board, NSF Engineering Advisory Committee, Institute for Defense Analyses, the Octane Board of Directors and other boards. Dr. Washington also is past chair of the Engineering Deans Council of the American Society for Engineering Education and a Fellow of the American Society of Mechanical Engineers. He previously served on the board of directors for Algaeventure Systems Inc. and EWI Inc.
Other Professional Experience and Community Involvement
Dr. Washington sits on the Board of Trustees of Internet2, a nonprofit organization that provides cloud solutions and research support services for higher education, research institutions, government, and cultural organizations. He is also a member of the N.C. State Engineering Foundation’s Board of Directors. Dr. Washington earned his bachelor’s and master’s degrees and his PhD, all in mechanical engineering, at North Carolina State University.

Skills and Qualifications
We believe Mr. Washington’s qualifications to sit on our Board of Directors include his leadership, operations, government and public policy experience and human capital management and social insight into the next generation of talent acquired managing large and complex educational institutions, which provides the Board with a diverse approach to management, as well as his in-depth knowledge in a number of key technology areas acquired through his engineering experience.

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Committees of the Board of Directors
The Company has standing Nominating and Corporate Governance, Audit, and Compensation Committees. The Chair of each Committee reports to the full Board as appropriate from time to time. Each standing Committee has a Charter that is reviewed by the respective Committee at least annually and by the Nominating Committee on a regular basis. In addition to these three standing Committees, the Board has an Executive Committee and a Finance Committee. A brief description of the Committees follows.
Nominating and Corporate Governance Committee
Members
William D. Green (Chair), Marco Alverà, Stephanie C. Hill, Rebecca Jacoby, Robert P. Kelly, Richard E. Thornburgh
Role and Responsibilities
The Nominating Committee’s primary responsibilities include, among other matters:
•
Recommending to the Board the general criteria for selection of Director nominees and evaluating possible candidates to serve on the Board;
•
Recommending to the Board appropriate compensation to be paid to Directors;
•
Determining whether any material relationship between a non-management Director and the Company might exist that would affect that Director’s status as independent;
•
Making recommendations, from time to time, to the Board as to matters of corporate governance and periodically monitoring the Board’s performance; and
•
Reviewing with the Board succession plans for the Chief Executive Officer.
Governance, Operations and Procedures
Additional information relating to the Committee’s governance, operations and procedures is provided below:
•
The Committee has a Charter that can be viewed and downloaded from the Corporate Governance section of the Company’s Investor Relations website at http://investor.spglobal.com.
•
All current members of the Committee are independent as defined in the rules of the NYSE.
•
The Committee reviews with the Board on an annual basis the appropriate skills and characteristics required of Board members in the context of the then-current composition of the Board. The Committee evaluates the skills and qualifications of the existing Board and potential candidates on a continuing basis.
•
The Committee evaluates all nominees for Director based on these criteria, including nominees recommended by shareholders.
•
The Committee reviews and oversees management of the Company’s strategies, initiatives, risks and related reporting with respect to environmental, social and governance (“ESG”) matters.
•
The Committee may retain and terminate search firms to identify Director candidates. The Committee has the sole authority to approve the fees and other retention terms of any such firms.
Committee Advisors
The Committee periodically engages the services of Pay Governance LLC, an independent compensation consultant, to review director compensation, and Russell Reynolds Associates to assist with Board succession planning and new director searches. The Committee did not engage any external advisors in 2022.
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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE (continued)

Audit Committee
Members
Maria R. Morris (Chair), Ian P. Livingston, Jacques Esculier, Deborah D. McWhinney, Gay Huey Evans, Gregory Washington
Role and Responsibilities
The Audit Committee oversees the accounting and financial reporting processes of the Company, the audits of the Company’s financial statements, and the Company’s risk management process and compliance programs. As part of these responsibilities, the Audit Committee’s primary duties include, among other matters, assisting with the Board’s oversight of:
•
The integrity of the Company’s financial statements;
•
The Company’s internal accounting controls, disclosure controls and procedures, and internal controls over financial reporting;
•
The qualifications and independence of the Company’s independent auditors;
•
The performance of the Company’ internal audit function and independent auditors;
•
The Company’s compliance with legal and regulatory requirements as well as the Company’s standards of business conduct, codes of ethics, and internal policies; and
•
Key risks of the Company.
An overview of the role of the Board of Directors in risk oversight can be found on pages 17 to 20.
Governance, Operations and Procedures
Additional information relating to the Committee’s governance, operations and procedures is provided below:
•
The Audit Committee Report, starting on page 127 of this Proxy Statement, summarizes certain important actions of the Committee taken during the Company’s 2022 fiscal year.
•
The Committee has a Charter that can be viewed and downloaded from the Corporate Governance section of the Company’s Investor Relations website at http://investor.spglobal.com.
•
All current members of the Committee are independent as defined in the rules of the New York Stock Exchange.
•
The Board has determined that all members of the Audit Committee are financially literate, and three members of the Audit Committee qualify as “financial experts” as defined in the rules of the SEC and the NYSE. There is a brief listing of the qualifications of the Director nominees who are Committee members in their respective biographies can found on pages 34 through 46 of this Proxy Statement.
Compensation and Leadership Development Committee
Members
Robert P. Kelly (Chair), William D. Green, Stephanie C. Hill, Gay Huey Evans, Richard Thornburgh, Gregory Washington
Role and Responsibilities
The Compensation Committee’s primary responsibilities include, among other matters:
•
Establishing an overall total compensation philosophy for the Company, including conducting periodic reviews of the philosophy to ensure it supports the Committee’s objectives and shareholder interests;
•
Administering and interpreting the Company’s incentive compensation plans, including the Key Executive Short-Term Incentive Compensation Plan, the 2002 Stock Incentive Plan, the 2019 Stock Incentive Plan, and all other compensation and benefits plans in which the Company’s senior management participates;
•
Establishing performance objectives and approving awards and payments in connection with the Company’s incentive compensation plans to ensure consistency with the Company’s financial and strategic plans and objectives;
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•
Reviewing and approving the corporate goals and objectives for the Chief Executive Officer’s performance, evaluating the Chief Executive Officer’s performance, and establishing the Chief Executive Officer’s total compensation;
•
Establishing and approving the compensation to be paid to the Chief Executive Officer’s direct reports and approving the overall design of the total executive compensation program, with the discretion to approve individual compensation decisions delegated to the Chief Executive Officer;
•
Reviewing the succession and development plans for executives and other key talent below the direct reports to the Chief Executive Officer; and
•
Overseeing and reviewing the Company’s culture and policies and strategies related to human capital management, including diversity and inclusion initiatives, pay equity, talent and performance management and employee engagement topics.
Governance, Operations and Procedures
Additional information regarding the Committee’s governance, operations and procedures is provided below:
•
All current members of the Committee are independent as defined in the rules of the NYSE and qualify as “non-employee directors” (as defined under Rule 16b-3 under the Securities Exchange Act of 1934).
•
The Committee has a Charter that can be viewed and downloaded from the Corporate Governance section of the Company’s Investor Relations website at http://investor.spglobal.com.
Committee Advisors
The Committee has sole authority to retain and terminate all external consultants, to commission surveys or analyses that it determines necessary to fulfill its responsibilities, and to approve the fees of all such external consultants.
The Committee utilizes the services of Pay Governance LLC as its external compensation advisor for all matters concerning the Company’s senior management compensation programs. Pay Governance LLC provides no other executive compensation consulting or other services to the Company or its management. Pay Governance LLC works in cooperation with Company management on matters that come before the Committee but always in its capacity as the Committee’s independent advisor and representative. In 2022, Management engaged Aon Hewitt LLC to advise the Company on select compensation planning topics in connection with the merger with IHS Markit.
The Committee has entered into a consulting agreement with Pay Governance LLC that specifies the nature and scope of its responsibilities, which include: (1) reviewing Committee agendas and supporting materials in advance of each meeting and raising questions or issues with management and the Committee Chair, as appropriate; (2) at the Committee’s direction, working with management on major proposals in advance of finalization by, and presentation to, the Committee; (3) reviewing drafts of the Company’s Compensation Discussion and Analysis and the Compensation Committee Report and related tables for inclusion in the Company’s Proxy Statement each year; (4) evaluating the chosen compensation peer group and survey data for competitive comparisons; (5) reviewing comparative data on the compensation of the Chief Executive Officer and providing independent analyses and recommendations on the Chief Executive Officer’s compensation to the Committee; and (6) proactively advising the Committee on best practices for Board governance of executive compensation.
In accordance with the Committee’s policy on assessing advisor independence, the Committee determined in 2022 that there were no conflicts of interest or issues related to independence that would impact the advice to the Committee from the firm of Pay Governance LLC.
For a further discussion of the role of the Committee in assessing performance and determining compensation with respect to our named executive officers, see pages 62 through 66 of this Proxy Statement.
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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE (continued)

Executive Committee
Members
Richard E. Thornburgh (Chair), Marco Alverà, William D. Green, Robert P. Kelly, Maria R. Morris, Douglas L. Peterson
Role and Responsibilities
The Executive Committee has all the authority of the Board, except for those actions not permitted by Section 712 of the Business Corporation Law of the State of New York. The Chairman of the Board serves as the Chairman of the Executive Committee.
Finance Committee
Members
Marco Alverà (Chair), Rebecca Jacoby, Maria R. Morris., Jacques Esculier, Deborah D. McWhinney, Ian P. Livingston
Role and Responsibilities
The Finance Committee oversees the Company’s financial risks, with particular emphasis on the Company’s capital allocation philosophy, treasury matters, major expenditures, key strategic decisions, and financial risk management. The Finance Committee’s primary responsibilities include, among other matters:
•
Reviewing the Company’s financial affairs with senior management, particularly the Company’s Medium Range Plan;
•
Reviewing management’s proposals, including those relating to share issuance, payment (or non-payment) of dividends on the Company’s common and preferred stock, and proposed share repurchase programs, and, either making recommendations to the Board regarding such matters, or approving such matters and thereafter reporting such approval to the Board;
•
Reviewing management’s proposals, including those relating to the Company’s financing arrangements, including loans and capital markets transactions, and, either making recommendations to the Board regarding such matters, or approving such matters and thereafter reporting such approval to the Board;
•
Reviewing management’s proposals, including those relating to major acquisitions or divestitures, joint ventures and strategic alliances and major capital expenditures, and, either making recommendations to the Board regarding such matters, or approving such matters and thereafter reporting such approval to the Board;
•
Reviewing management’s proposed technology and innovation expenditures and associated budgets and risks and, either making recommendations to the Board regarding such matters, or approving such matters and thereafter reporting such approval to the Board; and
•
Reviewing the investment performance of the Company’s retirement and profit-sharing funds and the adequacy of the Company’s insurance and self-insurance programs.
Governance, Operations and Procedures
Additional information regarding the Committee’s governance, operations and procedures is provided below:
•
The Committee has a Charter that can be viewed and downloaded from the Corporate Governance section of the Company’s Investor Relations website at http://investor.spglobal.com.
•
All current members of the Committee are independent as defined in the rules of the NYSE.
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Membership and Meetings of the Board and Its Committees
In 2022, no Director attended fewer than 75 percent of the aggregate of the total number of meetings of the Board and the Committees on which he or she served. Committee membership for each Director as of the end of fiscal year 2022 and the number of meetings of the full Board and each Committee held during 2022 are shown in the table below. The Board held 10 meetings in 2022.
	Audit	Compensation and Leadership Development	Executive	Finance	Nominating and Corporate Governance
Marco Alverà			•	Chair	•
Jacques Esculier	•			•
Gay Huey Evans	•	•
William D. Green		•	•		Chair
Stephanie C. Hill		•			•
Rebecca Jacoby				•	•
Robert P. Kelly		Chair	•		•
Ian P. Livingston	•			•
Deborah D. McWhinney	•			•
Maria R. Morris	Chair		•	•
Douglas L. Peterson			•
Richard E. Thornburgh★		•	Chair		•
Gregory Washington	•	•
Number of 2022 Meetings	10	6	—	6	5
In 2022, the independent Directors met in executive sessions at least 10 times without any member of management present.
Annual Meeting Attendance
It is the Company’s policy that, subject to illness or an unavoidable schedule conflict, all Directors will attend and be introduced at the Annual Meeting. All of our Directors attended the 2022 Annual Meeting.
Executive Sessions
Executive sessions of our independent directors are held at both the beginning and end of every regularly scheduled Board meeting as well as whenever deemed appropriate by the Board. Each session is chaired by the independent Chairman of the Board who may, at his discretion, invite the Company’s President and Chief Executive Officer, other employees or independent outside advisors or experts to participate.
Compensation Committee Interlocks and Insider Participation
No member of the Compensation Committee has served as one of our officers or employees at anytime. None of our executive officers serves as a member of the board of directors or compensation committee of any other company that has an executive officer serving as a member of our Board of Directors or Compensation Committee.
Director and Officer Indemnification and Insurance
Each Director and certain of our executive officers have entered into an indemnification agreement with the Company that provides indemnification for judgments and amounts paid in settlement and related expenses to the fullest extent permitted under the applicable provisions of the New York Business Corporation Law. This
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indemnification will be reduced to the extent that a Director or executive officer is indemnified by the Company’s Directors’ and Officers’ liability insurance.
The Company has for many years had an insurance program in place that provides Directors’ and Officers’ liability insurance coverage. The Company’s current insurance coverage was purchased for the period of May 15, 2022 to May 15, 2023 for a premium of approximately $4 million. This insurance is provided by a consortium of carriers that includes: AIG; Berkshire Hathaway Specialty Insurance; Great American; Travelers; Nationwide; Endurance; CNA; Starr; Zurich American Insurance Company; Atlantic Specialty Insurance Company; AXIS; Markel; Swiss Re and Allianz. This program also includes additional capacity dedicated to providing excess coverage for Directors and certain of our executive officers when the Company cannot indemnify them. The additional capacity is provided by the following consortium of carriers: AIG; RLI; Berkshire Hathaway Specialty Insurance; Continental Casualty Company; Berkeley Insurance Company; CNA; XL; U.S. Specialty Insurance Company; Zurich American Insurance Company; and Travelers.
The Company also maintains a fiduciary liability insurance program that covers Directors and employees who serve as fiduciaries for our employee benefit plans. This coverage, subject to a number of standard exclusions and certain deductibles, indemnifies the Directors and employees from alleged breaches of fiduciary or administrative duties, as defined in the Employee Retirement Income Security Act of 1974 or similar laws or regulations outside the United States. The Company’s current fiduciary liability coverage was purchased for the period of May 15, 2022 to May 15, 2023 for a premium of approximately $463,000. This insurance is provided by a consortium of carriers that includes: Sompo; Westfield; AIG; AXA XL and Nationwide.
Transactions with Related Persons
Under SEC rules, we are required to disclose material transactions with the Company in which “related persons” have a direct or indirect material interest. Related persons include any Director, nominee for Director, executive officer of the Company, any immediate family members of such persons, and any persons known by the Company to be beneficial owners of more than five percent of the Company’s voting securities.
Based on information available to us and provided to us by our Directors and executive officers, we do not believe that there were any such material transactions with related persons in effect since January 1, 2022, or any such material transactions proposed to be entered into during 2023.
From time to time, shareholders that own more than five percent of our common stock subscribe to, license or otherwise purchase, in the normal course of business, certain of our products and services. These transactions are negotiated on an arm’s-length basis and are subject to review by the Company’s Nominating Committee as described below. During 2022, BlackRock, Inc. and The Vanguard Group and/or their respective affiliates subscribed to, licensed or otherwise purchased in the normal course of business, certain of our products and services. Revenues recognized by us from subscriptions, licenses and other fees related to our products and services by BlackRock, Inc., The Vanguard Group and/or their respective affiliates for fiscal 2022 were approximately $70.2 million and $17.6 million, respectively.
The Company’s Nominating Committee reviews and considers transactions with related persons under the Company’s written policy that requires the Committee to review and approve any related person transactions. Under the policy, all related persons are required to promptly notify our Corporate Secretary of any proposed related person transaction. Following notice to our Corporate Secretary, the proposed transaction is then presented to the Nominating Committee for its review and consideration at the next Committee meeting. Any ongoing and previously approved related person transactions will be reviewed by the Committee on an annual basis. In reviewing any proposed (or previously approved and ongoing) related person transaction, the Committee must consider all relevant facts and circumstances, including, without limitation, the commercial reasonableness of the terms, the benefit and perceived benefit, or lack thereof, to the Company, opportunity costs of alternate transactions, the materiality and character of the related person’s direct or indirect interest, and the actual or apparent conflict of interest of the related person. Approval of a related person transaction (or ratification of a previously approved and ongoing related person transaction) will be given only if it is determined by the Committee that such transaction is in (or not inconsistent with) the best interests of the Company and its shareholders.
52       2023 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

EXECUTIVE COMPENSATION MATTERS
COMPENSATION DISCUSSION AND ANALYSIS
The Compensation and Leadership Development Committee of our Board of Directors (the “Compensation Committee”), comprised of independent Directors, oversees our compensation program for senior executives on behalf of our Board. This Compensation Discussion and Analysis (“CD&A”) describes our named executive officer compensation program and the basis for the compensation paid to our named executive officers for 2022, as well as certain key compensation decisions that have been approved for our named executive officers for 2023.

*
Our CD&A, found on pages 53 through 93 of this Proxy Statement, includes adjusted financial information. For a reconciliation of the adjustments to comparable financial measures calculated in accordance with generally accepted accounting principles (“GAAP”) in the U.S., please see Exhibit A. The non-GAAP financial information included on Exhibit A has been provided in order to show investors how our Compensation Committee views the Company’s performance as it relates to the compensation program for our named executive officers.

       2023 Proxy Statement       53

COMPENSATION DISCUSSION AND ANALYSIS (continued)

2022 Named Executive Officers
The named executive officers (“NEOs”) of the Company for 2022 are as follows:
Executive	Position
Douglas L. Peterson	President and Chief Executive Officer (“CEO”)
Ewout L. Steenbergen	EVP, Chief Financial Officer (“CFO”)
Martina L. Cheung	President, S&P Global Ratings
Adam Kansler	President, S&P Global Market Intelligence(1)
Daniel E. Draper	Chief Executive Officer, S&P Dow Jones Indices

(1)
Mr. Kansler was appointed President, S&P Global Market Intelligence, effective March 1, 2022 following the close of the merger with IHS Markit on February 28, 2022.

Compensation Philosophy
Our people are the foundation of our business. Driving a diverse and inclusive performance-driven culture is one of the key components of our corporate strategy to Power Global Markets. Our compensation philosophy is to reward excellence in leadership and the successful implementation of our business strategy by linking a significant portion of executive pay to one or more performance metrics tied to shareholder value creation. By connecting executive pay outcomes to drivers of shareholder value, we implement our compensation practices with transparency and within the framework of pay-for-performance in a manner that we believe helps us attract and retain the highest-quality executive talent at our leadership levels.
Financial Performance Highlights
During 2022 we began a new transformation of S&P Global through the merger with IHS Markit and our continued investment in growth and innovation, all while navigating through a complex macroeconomic and geopolitical environment. Below are key achievements during the year, which illustrate the resilience of our business and our focus on long-term shareholder value creation.
Total Shareholder Return
2022 was a challenging year for our Company, as well as the broader markets, given macroeconomic trends, historic inflation and global supply chain constraints and geopolitical unrest. Partly in reflection of these challenges, our TSR underperformed our peers on a one-year basis; however, our proven track record of performance is best reviewed over a longer time horizon.
As indicated in the performance graph to the right, our cumulative total shareholder return over the previous five years is 16% higher than our Form 10-K peer group and 32% higher than the performance indicator of the overall market (i.e., S&P 500), which reflects our commitment to long-term focus and value creation, not short-term results.
Reflects the peer group used in the Company’s Form 10-K filed with the SEC on February 10, 2023, consisting of: Moody’s Corporation, CME Group Inc., MSCI Inc., FactSet Research Systems Inc., Verisk Analytics, Inc., and Intercontinental Exchange, Inc.
Returns assume $100 invested on December 31, 2017 and total return includes reinvestment of dividends through December 31, 2022.

54       2023 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS (continued)

Company Financial Performance
The Company made significant operational advancements, including the successful execution of integration-related milestones in connection with the merger with IHS Markit. In spite of market headwinds, most divisions still finished the year consistent with budgeted targets. The Compensation Committee uses three key financial measures to assess executive officer performance: non-GAAP pro forma Incentive Compensation Program (“ICP”) Adjusted Revenue, non-GAAP pro forma ICP Adjusted Earnings before Interest, Taxes and Amortization Margin (“non-GAAP pro forma ICP Adjusted EBITA Margin”) and non-GAAP pro forma ICP Adjusted Earnings Per Share (“non-GAAP pro forma ICP Adjusted EPS”). For the years 2021 and 2022, adjusted financials are presented on a pro forma basis as if the merger with IHS Markit had closed on January 1, 2021. For the years 2020 and 2019, adjusted financials represent the Company’s stand-alone performance:

STIC [1] METRICS:

Non-GAAP Pro Forma (2) (3)
ICP Adjusted Revenue
(3.6% YOY Decrease)
$12,382M
$11,935M
2021 Baseline
2022

- Non-GAAP pro forma ICP Adjusted Revenue metric is used to determine 35% of the pool funding under the STIC
- Use of this metric strengthens the importance of growth and scale to the company

Non-GAAP Pro Forma (2)
ICP Adjusted EBITA
Margin
(286 BPS Contraction)
47.4%
44.5%
2021 Baseline
2022

- Non-GAAP pro forma ICP Adjusted EBITDA Margin metric is used to determine 35% of the pool funding under the STIC
- Use of this metric draws focus on margin expansion driven by revenue growth, cost discipline and productivity

PSU METRIC:

Non-GAAP Pro Forma (2) (4)
ICP Adjusted EPS
(+9.1% 3-Years CAGR)
$9.53
$12.36
2019 Baseline (5)
2022

- Non-GAAP pro forma ICP Adjusted EPS is the sole metric for our 3-year Long-Term Performance Share Unit Award (”PSU”)
- This metric is a unifying measure across the Company that drives long-term value creation for our shareholders because it considers capital allocation decisions as well as the importance of continual discipline in operating performance

(1)
Key Executive Short-Term Incentive Compensation Plan (“STIC”).

(2)
For a reconciliation of the adjustments to comparable financial measures calculated in accordance with U.S. GAAP, please see Exhibit A.

(3)
Year-over-year (“YOY”).

(4)
2022 non-GAAP pro forma ICP Adjusted EPS incorporates the pro forma effect of (a) dilution from the merger with IHS Markit Ltd. and the divestitures of the CUSIP Global Services (“CGS”) and Leveraged Commentary and Data (“LCD”) businesses; and (b) changes in tax rate making non-GAAP pro forma ICP Adjusted EPS results comparable to 2019 Baseline ICP Adjusted EPS results.

(5)
2019 Baseline ICP Adjusted EPS reflects S&P Global Inc. stand-alone metrics.

       2023 Proxy Statement       55

COMPENSATION DISCUSSION AND ANALYSIS (continued)

Significant Business Milestones
We achieved meaningful progress advancing key initiatives in support of our strategy to Power Global Markets in 2022:

IHS Markit Merger: On February 28, 2022, we completed a transformative merger with IHS Markit Ltd. (“IHS Markit”), combining our two companies to create substantial long-term value for all our stakeholders. Over the course of the year, we made considerable progress integrating IHS Markit, as we outperformed our 2022 revenue and cost synergy targets, integrated key systems and tools, brought together the combined leadership team and continued working on building a culture that reflects the best and most complementary characteristics of each organization. Specifically, we surpassed our cost synergy target by more than 20%, generating $276 million in cost synergies fully realized in 2022. On revenue, we continued to drive commercial momentum, generating 6,700 synergy cross-sell referrals post-merger and $19 million dollars in cumulative synergies, ahead of target. We also successfully integrated all our most complicated software systems and consolidated 27 office locations across the globe. Throughout the year, we have seen the benefits of enhanced value creation by bringing together two world-class organizations to focus on Powering Global Markets. The diversified business portfolio demonstrated resiliency despite a year characterized by challenging macroeconomic conditions and geopolitical risks.

Strategic Investments: We continued to invest and execute in organic initiatives that evolve and grow the core business, expand into transformational adjacencies and build upon our foundational capabilities. Additionally, we invested in both people and technology, with a focus on projects with high-growth potential and strong investment returns. One example being the growth and achievements in our Sustainable1 business, which includes products that cover energy transition and electric vehicles, ESG & sustainability scores on roughly 12,000 companies, climate risk data & analytics, and sustainable versions of the S&P 400, 500 and 600 indices, among many others. Sustainable1 expanded participation in the Corporate Sustainability Assessment to roughly 2,800 companies, up from 2,270 the prior year, its private company environmental and emissions data to 2 million and released physical risk scores incorporating financial impact on 3 million+ assets. We also successfully integrated The Climate Service team (“TCS”), as well as announced the acquisition of Shades of Green to expand our Second Party Opinion (“SPO”) offerings. Additionally, in Q3 2022, we launched a Private Markets effort to increase enterprise alignment on activities and product developments. Private Markets continues to be a key strategic growth area for us, and we will track and disclose revenue from Private Markets related products and customer segments across our entire portfolio, starting in Q1 2023.

Customer at the Core: We continued to focus on the needs of customers and markets by expanding our core offerings and innovating new products, achieving our highest Net Promoter Score on record. New customer-oriented solutions with enhanced digital, technology and data capabilities include the expansion of Marketplace to 210 tiles featuring data and analysis from across all divisions, Sustainable1, CRISIL, Kensho and third-party providers. S&P Dow Jones Indices grew their digital assets with the launch of futures-based cryptocurrency indices, and Mobility launched an Electric Vehicle Audience Suite in its marketing and solutions business. Our coverage is expanding in small to medium-sized enterprise (“SME”), private markets, climate and sustainability, and with the first independent price assessments of carbon-accounted tanker rates. Additionally, post-merger close, we ensured a seamless experience for our customers, launched our global “Seek & Prosper” marketing campaign designed to connect the expanded portfolio to essential intelligence, and rolled out commercial education and cross-sell referrals programs to accelerate revenue synergies.

56       2023 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS (continued)

Data & Technology: We continued to invest in core technology, including migration to a cloud environment that facilitates increased security, governance and speed-to-market. Additionally, we identified new applications for data science and our expanded set of data across the company and leveraged leading technology to better serve the evolving needs of our customers. Kensho continued to focus on building artificial intelligence solutions that unlock critical insights from data and power workflows across the enterprise. Examples include Scribe, a tool that can analyze text and turns it into contextualized digitized data, and Kensho Link, a machine learning solution that onboard data sets, such as private company data, in a fraction of the time versus current processes. We spent approximately $2 billion on technology last year with 73% of that in infrastructure and foundational systems and the remaining 27% invested in R&D and new technology. To increase the value proposition for our customers and accelerate revenue growth, our plan is to invest 60% of annual technology spend in infrastructure and 40% in technology innovation by 2026.

People: 2022 marked our first year of successful integration where we embedded our new purpose and values, with survey results reflecting high levels of engagement across the business. We facilitated and implemented organizational design changes across divisions and functions, as well as harmonized compensation, benefits and systems. We continued programs to support our people both personally and professionally, including career mobility through extensive learning opportunities, development programs, DEI awareness and education, and professional career coaching available to all.

Pay-for-Performance Overview
2022 STIC Funding and 2020-2022 Long-Term Incentive Payouts
Although the Company did not meet all of its 2022 targets, S&P Global has become far more diversified and resilient over the past year. While the Ratings business saw a significant decrease in revenue, most of the decrease was offset by growth in the other businesses, despite foreign exchange rate headwinds, an unstable macroeconomic environment, and suspension of commercial operations in Russia. In light of these challenges, enterprise level STIC funded at 80% of target for 2022 (see pages 80 through 82) and the 2020 Long-Term PSU Award for the 2020-2022 performance cycle earned slightly below target at 87% (see page 85).

CEO Target Compensation
The graphic to the right shows Target Total Direct Compensation (“TDC”), which is equal to the aggregate of base salary, target annual incentive award opportunity and long-term incentive grants, assuming target performance, for our CEO, Mr. Peterson, in 2021, 2022, and 2023. As discussed in further detail in the “Setting Compensation” section beginning on page 63 of this Proxy Statement, in consultation with the independent compensation consultant, the Compensation Committee considered several factors such as individual performance and market competitiveness, including benchmarking against the company’s Proxy Peer Group and compensation survey data, and determined not to make any increases to Mr. Peterson’s target TDC for 2023 as compared to 2022.

$20M
$18M
$16M
$14M
$12M
$10M
$8M
$6M
$4M
$2M
$0M
$14.0M
$9.75M
$3.25M
$1.0M
$18.6M
$13.80M
$3.45M
$1.35M
$18.6M
$13.80M
$3.45M
$1.35M
2021
2022
2023
Long-Term Incentives
Target Annual Incentive Award
Base Salary

*
Excludes a special one-time $10 million “Founders Grant” in the form of performance-vested RSUs subject to achievement of merger synergy targets in connection with the acquisition of IHS Markit.

       2023 Proxy Statement       57

COMPENSATION DISCUSSION AND ANALYSIS (continued)

Say-on-Pay
The Company values shareholder perspectives on our executive compensation program. Shareholders voted in favor of casting an advisory vote on the executive compensation program for the Company’s NEOs—the “say-on-pay” vote—on an annual basis at the 2017 Annual Meeting. The Board is recommending that shareholders vote in favor of continuing to cast an advisory “say-on-pay” vote on an annual basis at the Annual Meeting. As part of the Compensation Committee’s annual review of the program, it considers the outcome of the Company’s annual shareholder advisory vote on the compensation of the Company’s NEOs. Approximately 95% of the “say-on-pay” advisory votes cast in 2022 were in favor of our executive compensation program.
Although the 2022 “say-on-pay” results indicated strong support for our program, the Company believes it is important to engage with our shareholders, regardless of our approval rating. As described in further detail on pages 14 through 16 of this Proxy Statement, we engage in active year-round dialogue and outreach with our shareholders to discuss governance, executive compensation and other matters, and to solicit shareholder feedback. No significant concerns relating to the Company’s compensation program were raised by investors this year during our shareholder engagement efforts.
Examples of prior compensation program changes made in response to shareholder feedback are highlighted on page 66 of this Proxy Statement and affirm our responsiveness to and alignment with our shareholders.
Decisions for 2023
As part of the Compensation Committee’s ongoing review and refinement of the executive compensation program to ensure the program remains competitive, supports strategic objectives and rewards performance, the Committee approved the following changes for 2023:

✔
Short-term Incentive Plan Design: The Compensation Committee focused on better alignment of performance drivers with achievement of strategic milestones through the introduction of five strategic business-building metrics to replace the three prior categories of Customer, Operations and People: Grow & Innovate, Customer, Data & Tech, Lead & Inspire and Execute & Deliver. Our strategic business scorecard metrics remain collectively weighted at 30%, and each component will be adjusted from 10% to 6% to account for the new categories. These new scorecard metrics will be applied across all enterprise and divisional bonus plans. Further information regarding the 2023 STIC plan design can be found beginning on page 82 of this Proxy Statement.

Other previous significant design changes to our executive compensation program are highlighted on page 66 of this Proxy Statement.
58       2023 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS (continued)

Overview of Key Best Practices: What We Do and Don’t Do
The Compensation Committee regularly reviews best practices in executive compensation and governance and has revised our policies and practices over time. Today these practices include:
What We Do in Alignment with Shareholder Interests and Sound Governance

COMPENSATION PRACTICE		COMPANY POLICY	MORE DETAIL

✔	Pay-for- Performance & Shareholder Alignment
Approximately 93% of CEO and 85% of our other NEOs’ total annual compensation opportunity is variable, incentive-based pay contingent on meeting challenging, top-line and bottom-line short-term and long-term performance objectives. We also include caps on individual payouts under our short- and long-term incentive plans.
Long-term incentive compensation opportunities for NEOs are equity-based and tied to business plan performance metrics.
Pgs. 60 & 61

✔	Robust Stock Ownership Guidelines	We have meaningful stock ownership guidelines for our Directors and executive officers. The executive guidelines require 100% retention until the guidelines are met.	Pgs. 91 & 122

✔	Annual Shareholder Say-on-Pay	We value our shareholders’ input and seek an annual non-binding advisory vote from shareholders on our executive compensation program for our named executive officers.	Pg. 58

✔	Shareholder Outreach and Input	Our outreach program gives institutional shareholders the opportunity to provide ongoing input on our programs and policies. We carefully review say-on-pay results and all shareholder feedback when structuring executive compensation.	Pg. 14

✔	Clawback Policy	Our clawback policy gives us the right to recoup and cancel cash incentive and long-term incentive award payments received by covered active and former employees under various circumstances, including misconduct and financial restatements.	Pg. 92

✔	Anti-Hedging and Anti-Pledging Policy	Our anti-hedging and anti-pledging policy prohibits Directors, officers and other designated employees from engaging in hedging and pledging transactions related to Company stock.	Pg. 92
What We Don’t Do in Alignment with Shareholder Interests and Sound Governance

COMPENSATION PRACTICE		COMPANY POLICY	MORE DETAIL

✗	No Single Trigger Change-in-Control	Our Long-Term Incentive Plan awards are subject to “double-trigger” treatment in the case of a change-in-control (i.e., unvested awards are accelerated only if there is both a change-in-control and an involuntary termination of employment).	Pg. 90

✗	No Excessive Perquisites	We do not provide excessive executive perquisites to our NEOs and we believe our limited perquisites are reasonable and competitive.	Pg. 88

✗	No Tax Gross-Ups	We do not provide tax gross-ups in connection with any perquisites or in the event of any “golden parachute payment” in connection with a change-in-control.	Pgs. 91

✗	No Dividends on Unearned Awards	We do not pay dividends on unearned PSUs or RSUs.	Pg. 61

✗	No Employment Contracts	None of our NEOs have a formal, fixed-term employment contract.	Pg. 92

✗	Pension Benefits Frozen	We froze both our defined benefit pension plans to new participants and future accruals, effective as of April 1, 2012.	Pg. 103
       2023 Proxy Statement       59

COMPENSATION DISCUSSION AND ANALYSIS (continued)

Compensation Objectives
A highly engaged and performance-driven workforce is essential to sustainable customer-focus and our execution of our business strategy to Power Global Markets. People Rewards programs are critical to effectively managing the overall people experience and ensuring our ability to compete for and engage exceptional executive talent. The main objectives of our executive compensation program are to deliver competitive Rewards programs that drive performance, motivate and create shareholder value:

Performance Driven

Compensation and benefits that reward performance, both what and how

Competitive

People Rewards that are competitive and relevant to the markets in which we operate

Market relevant

Strive to pay at the median for most; at top quartile for in-demand technology, anaytics and commercial talent

Impactful

Recognize our focus on ESG

Optical pay mix

Appropriate balance between short-and long-term performance

Equitable

Seek internal equity and inclusivity in People Rewards

Transparent

Provide greater transparency between performance and rewards

Enterprise approach

Designed to support our enterprise business strategy

Pay Mix
In establishing an appropriate mix of fixed and variable pay to reward Company, line of business and individual performance, the Compensation Committee balances the importance of meeting our short-term business goals with the need to create shareholder value and drive growth over the longer-term. Our integrated compensation framework heavily weights variable compensation to reward achievements against pre-established, quantifiable financial performance objectives and individual strategic performance objectives.
In addition, because a significant portion of variable compensation is delivered in the form of long-term incentive awards, which vest over three years, the value ultimately realized by our executives from these awards depends on stockholder value creation, as measured by the future performance of our stock price.

* Excludes special one-time performance-vested RSUs (referred to as Founders Grants) subject to achievement of merger synergy targets in connection with the acquisition of IHS Markit. For more information on these grants, see page 86.

60       2023 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS (continued)

Overview of Pay Elements
For 2022, guided by our compensation philosophy and objectives, the executive compensation program consisted of the elements listed below. The Compensation Committee believes that each compensation element, and all of these elements combined, are important to maintain an executive compensation program that is competitive, performance-based and shareholder-focused.

       2023 Proxy Statement       61

COMPENSATION DISCUSSION AND ANALYSIS (continued)

Roles and Responsibilities

Role of Shareholders

95%
cast in
favor in
2022

- Our shareholders cast an annual advisory vote on executive compensation and may provide feedback through various means, including our investor engagement efforts.
- The Compensation Committee carefully considers the annual outcome of the Company's say-on-pay (95% cast in favor in 2022) shareholder feedback, and evolving best practices when making future compensation decisions and program design changes. For a list of recent improvements we have made to our compensation programs, see page 66 of this Proxy Statement.

Role of the Compensation Committee

The Compensation Committee is currently comprised of six Directors, all of whom meet the independence requirements of the New York Stock Exchange and qualify as "non-employee directors" (as defined under Rule 16b-3 under the Securities Exchange Act of 1934).

Our Compensation Committee:

- Establishes an overall total compensation philosophy statement for the Company, which it periodically reviews.
- Annually reviews and approves goals and objectives for the CEO; meets at least annually with the CEO to discuss the CEO's self-assessment in achieving individual and corporate goals and objectives; evaluates the CEO's performance in light of those goals and objectives; and establishes the CEO's total compensation based on this evaluation, which is ratified by the independent Directors of the Board of Directors.
- Ensures that the Company's executive compensation program is appropriately competitive, supports organization objectives and shareholder interests and creates pay-for-performance linkage.
- Reviews and approves the CEO's recommendations for salary and incentive compensation for the Company's Executive Committee.
- Reviews the succession and development plans for executives and other key talent below the direct reports to the CEO.
- Regularly reports to the Board of Directors on the Committee's activities and any and all compensation matters that should appropriately be brought to the Board's attention.

Role of Management

- The CEO establishes annual performance goals for each of the other NEOs.
- The CEO conducts an annual performance evaluation of each of the other NEOs against pre-established goals.
- Based on performance and competitive market data, the CEO makes recommendations to the Compensation Committee for the total compensation of the other NEOs.
- The NEOs recommend compensation actions for the other senior executives in their organizations and these compensation actions are reviewed and approved by the CEO.

Role of the Independent Compensation Consultant

In 2022, Pay Governance:

- Reviewed Committee agendas and supporting materials in advance of each meeting and raised questions or issues with management and the Committee Chair, as appropriate.
- At the Committee's direction, worked with management on major proposals in advance of finalization by, and presentation to, the Committee.
- Reviewed drafts of the Company's CD&A and the Compensation Committee Report and related tables for inclusion in the Company's Proxy Statement.
- Reviewed the appropriateness of the proxy peer group and survey data for market comparisons.
- Reviewed competitive data and provided independent analyses on the compensation of the NEOs and made recommendations on the CEO's compensation to the Committee.
- Advised the Committee on best practices for Board governance of executive compensation.

More Information

The **Compensation Committee** administers our executive compensation program in accordance with its Charter, which is reviewed annually. The current Charter is available on the Company's Investor Relations website at **http://investor.spglobal.com**.

Information about the Compensation Committee and its members who are Director nominees can be found on pages 48 and 49 and pages 34 through 46 of this Proxy Statement, respectively.

In accordance with the Compensation Committee's policy on assessing advisor independence, the Compensation Committee determined in 2022 that there were no conflicts of interest or issues related to independence that would adversely impact the advice to the Compensation Committee from Pay Governance, as further explained on page 49 of this Proxy Statement.

62       2023 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS (continued)

Setting Compensation
The Compensation Committee considers the following factors in using its discretion to determine the amount and form of compensation to be awarded to each of our NEOs and in structuring the design of the Company’s executive compensation programs.
External Market Analysis
The Compensation Committee considers external market data to maintain appropriate and competitive levels of executive officer compensation that supports our strategic vision by positioning us to attract, retain and engage high performing executive talent.
For purposes of setting compensation targets for 2022, the Compensation Committee measured our compensation opportunities for executive officers against the following benchmarking sources:
•
Proxy Peer Group: The Committee reviews compensation data from our Proxy Peer Group annually, as part of a competitive market analysis of NEO total pay and a realizable pay analysis, used to assess the alignment of pay and performance, presented by Pay Governance.
•
Survey Peer Groups: The Committee also considers information from the McLagan Financial Services Survey and other relevant survey data, including survey data for companies in our Proxy Peer Group that participated in the Willis Towers Watson Executive Compensation Survey.
Annual Proxy Peer Group Review
The Compensation Committee, with the assistance of Pay Governance, reviews the composition of our Proxy Peer Group each year to ensure the Proxy Peer Group remains appropriate to use in competitive analysis of executive compensation.
Since we have few direct competitors for the specific scope of our business activities, the companies represented in our Proxy Peer Group vary in terms of firm size and business model. In reviewing and identifying the Proxy Peer Group, the Compensation Committee considers a number of factors intended, on the whole, to appropriately capture the scale and scope of our evolving business operations and the market dynamics in which we compete for executive talent, including the following criteria:
       2023 Proxy Statement       63

COMPENSATION DISCUSSION AND ANALYSIS (continued)

•
Key size measures, with particular reference to revenue and market capitalization, to identify companies that are comparable to the Company from a size and scope perspective.
•
Industry and business model to identify a group of diversified financial services companies that operate in the same industry as the Company and reflect an appropriate mix of the markets in which we participate.
•
Competitors for executive talent to identify companies that recruit and compete within the same executive labor market.
•
Shareholder adviser methodologies to identify companies that broadly align with the peer groups considered by ISS and Glass Lewis.
2022 Proxy & Survey Peer Group Companies
In preparation for the closing of our merger with IHS Markit, the Compensation Committee engaged in an in-depth review of the Proxy Peer Group in the fall of 2021 to ensure the group continued to serve as an appropriate market reference in light of the significantly larger size, scope and complexity of the post-closing combined company.
With the assistance of Pay Governance, the Compensation Committee determined that the 2022 Proxy Peer Group should be updated to more closely align with the estimated annual revenue and future market capitalization of the pro forma combined company, since these measures are a strong indicator of complexity, scope of executive responsibility and executive pay levels. In reaching its decision to revise the peer group, the Compensation Committee reviewed, among other things, companies that, among other things: are similarly sized from a revenue and market capitalization perspective, are in our industry or have similar lines of business, reflect the Company’s evolving business model, and compete for executive talent with a significant presence in the New York market, as well as feedback from Company management and a peer analysis by management compensation consultants at Aon Hewitt in connection with management’s merger integration work.
Based on this review, the Compensation Committee approved the following updates to the 2022 Proxy Peer Group, which reflect the addition of relevant companies identified through the Committee’s review process and the removal of companies determined to no longer be appropriate peers relative to the pro forma combined company’s size and scope. This revised Proxy Peer Group was used for purposes of setting the 2022 compensation targets for our NEOs for the period following the closing of the IHS Markit merger to ensure that we continue to pay competitively in light of the increased size, complexity of, and changes to, our business.

Combined Company Peer Group

Benchmark for setting 2022 & 2023 combined company target compensation

Removed

Below estimated revenue and market cap for combined company

- Discover
- Equifax
- Franklin Resources
- Invesco
- Nasdaq
- Northern Trust
- Raymond James
- TD Ameritrade*

*Removed due to acquisition by Charles Schwab

Remaining

- BlackRock
- CME Group
- Fidelity National Information Services
- Fiserv
- Intercontinental Exchange
- Marsh & McLennan
- Mastercard
- Moody's Corporation
- State Street
- T. Rowe Price Group
- The Charles Schwab Corporation
- Thomson Reuters

Added

Similar in size, industry and primary geographic location

- American Express
- Automatic Data Processing
- PayPal
- Visa

Pre-Merger Peer Group

Previous benchmark for setting target compensation

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COMPENSATION DISCUSSION AND ANALYSIS (continued)

In terms of size, as shown in the table below, at the end of 2022, the Company’s annual revenue was between the median and the 75th percentile and the Company’s market capitalization was above the 75th percentile of the 2022 Proxy Peer Group.
2022 Proxy Peer Group	Revenue ($ billions)	Market Cap. ($ billions)

25th Percentile	$6.30	$23.94

Median	$7.70	$35.20

75th percentile	$14.40	$63.26
S&P Global	$11.18	$107.79

*
Numbers reflect fiscal year end data for the 2022 Proxy Peer Group

Additionally, effective for fiscal year 2023, based on our established peer review selection criteria, as described above, the Compensation Committee, with the assistance of Pay Governance, approved the 2023 Proxy Peer Group, which reflected no changes from the 2022 Proxy Peer Group.
Taking into consideration the 2023 Proxy Peer Group benchmarking analysis, Company performance, input from Pay Governance, and feedback from the CEO (in the case of named executive officers who are direct reports to the CEO), the Compensation Committee approved the fiscal year 2023 compensation for our named executive officers, as described below.
Use of Market Data
Our Compensation Committee independently evaluates the performance of the CEO and establishes the CEO’s total annual target compensation so that his base salary, target annual incentive opportunity and target long-term incentive awards are competitive against market data for our Proxy Peer Group in addition to relevant compensation survey data for the financial services industry. The Compensation Committee refers its recommendations to the independent Directors of the Board for review and ratification. For more information on CEO historical and current target total direct compensation, see page 57 of this Proxy Statement.
For our NEOs other than the CEO, we review the range of market compensation between the 25th and 75th percentiles for our Proxy Peer Group as well as compensation survey data to develop an understanding of market pay levels for each position. An individual element of compensation of an NEO’s total direct compensation may be positioned above or below the market median based on considerations such as the scope of the NEO’s role, responsibilities, experience and performance, as well as the availability of comparable market data for the NEO’s position.
We annually review compensation market data for the financial services industry in setting base salaries and short-term and long-term incentive opportunities for all our NEOs. However, we do not limit or increase individual incentive payments based solely on these market reference points. Some additional factors considered by the Compensation Committee in setting executive compensation are described further below.
Internal Pay Equity
The Compensation Committee also takes into account internal equity when making pay decisions. While there is not an established formal policy on internal pay equity guidelines, the Compensation Committee reviews compensation levels to ensure that the appropriate internal equity exists. This is determined based on various considerations, including management of revenue or operating profit, headcount responsibility, geographic scope, and job complexity.
Performance Assessment
The Compensation Committee’s consideration is further informed by the Company’s performance and assessment of each NEO’s individual performance against individual qualitative and quantitative goals and behaviors aligned with the Company’s strategic plan. The goals reflect financial targets inclusive of short-term operating goals, long-term value creation, human capital initiatives, and risk and compliance expectations. The
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COMPENSATION DISCUSSION AND ANALYSIS (continued)

Compensation Committee along with the entire Board (other than the CEO with respect to his review) participates in an annual review and discussion of each NEO as well as succession planning for each position, taking into consideration the critical leadership skills and experience of the NEO and the strategic importance of his or her role to the Company.
Further information on the Company’s business performance as well as each NEO’s key individual achievements for 2022 can be found beginning on page 68 of this Proxy Statement. Additionally, further information about succession planning can be found beginning on page 21 of this Proxy Statement.
Other Factors
In setting NEO compensation, the Compensation Committee also considers input from Pay Governance, the Committee’s independent compensation consultant, and our shareholders as well as several other factors, including business and market conditions, risk management and governance, and tax and accounting considerations, and diversity, equity and inclusion considerations, among others.
Further information on the role of the independent compensation consultant and our shareholders can be found on page 62 of this Proxy Statement.
History of Executive Compensation Program Changes
The changes described below show enhancements to our compensation programs that we have made over time, and that continue to be in effect. We believe that these improvements demonstrate our responsiveness to and alignment with our shareholders and exhibit our commitment to incorporating best practices, pay-for-performance, and adapting to market conditions.

2018

Redesigned STIC Program
Introduced balanced scorecard to promote business strategy by rewarding progress against strategic business-building initiatives related to Customer, Operations and People, while maintaining significant emphasis on financial performance metrics (Revenue Growth & EBITA Margin)

2019

Long-Term Incentive Plan
Adopted new 2019 Plan reflecting latest best practices to promote greater accountability to shareholders

2020

Proxy Peer Group
Refined to more accurately reflect our size and positioning

STIC Performance Measures
Rebalanced weighting to better reward achievement of strategic initiatives (including new ESG priorities) and maintain appropriate level of enterprise focus

2021

Executive Stock Ownership Guidelines
Increased minimum ownership multiples for CEO and CFO to require more meaningful ownership levels and further align executive interests with shareholders

2022

Proxy Peer Group
Updated to maintain competitive positioning in light of increased scale following acquisition of IHS Markit

STIC Performance Measures
Increased weighting on strategic initiatives and enterprise metrics to better support Company strategy and promote cross-organizational collaboration

Ongoing program enhancements strengthen pay-for-performance

- ✓ Increasing shareholder alignment
- ✓ Driving achievement of strategic initiatives
- ✓ Improving competitive positioning for attracting and retaining key talent

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COMPENSATION DISCUSSION AND ANALYSIS (continued)

2022 Financial Performance and NEO Compensation Decisions
Financial Performance Overview in 2022
In 2022, despite the unstable macro environment and market challenges, including a significant decline in issuance, the Company maintained adequate operational performance and made significant progress on key initiatives towards medium- and longer-term targets. Financial performance highlights and significant business milestones achieved in 2022 included:
*
For a reconciliation of the non-GAAP pro forma adjusted financial information presented in the table above to comparable financial measures calculated in accordance with U.S. GAAP, please see Exhibit A.

NEO Compensation Decisions in 2022
The table below shows the Compensation Committee’s compensation decisions for 2022 for the NEOs, and is different from the SEC required disclosure in the “2022 Summary Compensation Table” beginning on page 94. It is a blend of annualized base salary and compensation that is actually paid (incentive payout) or granted (long-term incentive grants) that together reflects the total annual 2022 compensation decision for each NEO.
The Compensation Committee established the calendar year base salary and annual long-term incentive grant amount for each NEO early in the fiscal year. The annual incentive payout amount was calculated and paid after the fiscal year ended based on the incentive plan funding and the individual performance of each NEO, as described below.
Executive	Annualized 2022 Base Salary	Actual 2022 Annual Incentive Payment	Actual 2022 Annual Long-Term Incentive Grants at Target			Total 2022 Annual Compensation
			RSUs	PSUs (2)	Long-Term Cash
D. Peterson	$1,350,000	$2,760,000	$4,140,000	$9,660,000	$—	$17,910,000

E. Steenbergen	$825,000	$1,200,000	$1,050,000	$2,450,000	$—	$5,525,000

M. Cheung	$750,000	$967,500	$975,000	$2,275,000	$—	$4,967,500

A. Kansler(1)	$750,000	$1,335,000	$975,000	$2,275,000	$—	$5,335,000

D. Draper	$650,000	$980,000	$240,000	$560,000	$1,200,000	$3,630,000

(1)
Mr. Kansler was appointed President, S&P Global Market Intelligence, effective March 1, 2022, following the close of the merger with IHS Markit on February 28, 2022.

(2)
PSU values do not include one-time, special performance-based RSU grants, referred to as Founders Grants, tied to merger synergy targets and approved by the Compensation Committee to retain, unify and incentivize the newly formed executive leadership team of the combined Company during the critical transition period following the merger with IHS Markit. For more information on these grants, see page 86 of this Proxy Statement.

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COMPENSATION DISCUSSION AND ANALYSIS (continued)

CEO PAY DECISIONS
Douglas L. Peterson: President and Chief Executive Officer
Mr. Peterson joined the Company in September 2011 as President, Standard & Poor’s Ratings Services. He was promoted to his current role in November 2013.
  Mr. Peterson’s 2022 Pay-for-Performance
2022 Key Achievements:
As President and Chief Executive Officer, Mr. Peterson:
•
Displayed resilience, decisive action, and discipline, as a significant decrease in issuance drove a decline in Ratings revenue, offset by growth in our other businesses. For 2022, enterprise non-GAAP pro forma ICP Adjusted Revenue declined 4% to $11,935 million. Non-GAAP pro forma ICP Adjusted EBITA Margin contracted to 44.5%. Non-GAAP pro forma ICP Adjusted EPS from operations increased at a compounded annual growth rate of 9% for the 3-year performance period ended 2022 to $12.36.
•
Completed a transformative merger with IHS Markit and made significant progress integrating the business, demonstrated by outperforming 2022 revenue and cost synergy targets, the successful integration of foundational systems, the consolidation of the Company’s real estate portfolio, the decision to divest the Company’s Engineering Solutions business, and new programs to strengthen the Company’s culture.
•
Advanced key strategic initiatives to evolve the core business and deliver transformative growth through ongoing investments in technology infrastructure, artificial intelligence and machine learning solutions; private markets solutions for customers; comprehensive ESG and sustainability data and analytics; and transactions, including the successful integration of The Climate Service team (“TCS”), and announced acquisition of Shades of Green.
•
Developed and launched the Company’s new vision and strategic framework called Powering Global Markets with five pillars: customer at the core, grow and innovate, expand the power of data and technology, lead and inspire, and execute and deliver.
•
Revealed new vision, strategy, and medium-term financial targets at the Company’s first Investor Day since the merger with IHS Markit, facilitated relationships with investors, analysts, and other key stakeholders and introduced the management team.

•
Improved the customer experience, achieving highest net promoter scores on record and offering new customer-oriented solutions with enhanced digital, technology and data capabilities, including adding new content to S&P Global’s Marketplace, a source of premium fundamental and alternative datasets for customers, the launch of futures-based cryptocurrency indices and the S&P NetZero 2050 Carbon Budget Index Series; and rolled out commercial education and cross-sell referrals programs to bring a comprehensive suite of solutions to our customers.
•
Strengthened stakeholder relationships by increasing outreach to clients, investors and market participants and deepening active engagements with associations, policy makers and regulators through sustained outreach initiatives that continued to be more impactful, broader in scope and greater in number than the prior year’s engagements, including increased in-person client meetings with a focus on the mobility sector, a sustainability-focused salon with key leaders, and sessions of International Monetary Fund and World Bank.
•
Demonstrated strong leadership supporting development of the executive team, including unifying the team around the Company’s vision, strategic framework, values, purpose and culture through weekly leadership team meetings and individual development plans; increased engagement with global employees with a focus on legacy IHS Markit employees through sustained activities, including Executive Committee sessions, town halls, roundtables, and leadership sessions; and continued to advance diversity, equity and inclusion (DEI) initiatives as Chair of the Company’s DEI Council through development programs for all people leaders and increased contributions to the S&P Global Foundation.

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COMPENSATION DISCUSSION AND ANALYSIS (continued)

*
Excludes one-time, special performance-based RSU grants (referred to as founders grants) related to the merger with IHS Markit.

2022 Actual
Annual Incentive Payout
Mr. Peterson received a payout of $2,760,000, representing 80% of his target award, which is aligned with the Company’s overall business performance. The Compensation Committee’s decision was based on Mr. Peterson’s 2022 performance, the Company’s business results and progress toward our strategic initiatives.
2022 Long-Term Incentive Awards
For details on Mr. Peterson’s 2022 annual long-term incentive grant, see our Long-Term Incentive Plan discussion and our 2022 Grants of Plan-Based Awards Table below.

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COMPENSATION DISCUSSION AND ANALYSIS (continued)

OTHER NEO PAY DECISIONS
Ewout L. Steenbergen: EVP, Chief Financial Officer and President, Engineering Solutions
Mr. Steenbergen joined the Company in his current role as EVP, Chief Financial Officer, in November 2016. His responsibilities were expanded in 2021 to include leadership of Kensho Technologies, and he was also appointed to lead S&P Global Engineering Solutions effective as of the merger closing on February 28, 2022.
 Mr. Steenbergen’s 2022 Pay-for-Performance
2022 Key Achievements:
As EVP, Chief Financial Officer, Mr. Steenbergen:
•
Displayed resilience, decisive action, and discipline, as a significant decrease in issuance drove a decline in Ratings revenue, offset by growth in our other businesses. For 2022, enterprise non-GAAP pro forma ICP Adjusted Revenue declined 4% to $11,935 million. Non-GAAP pro forma ICP Adjusted EBITA Margin contracted to 44.5%. Non-GAAP pro forma ICP Adjusted EPS from operations increased at a compounded annual growth rate of 9% for the 3-year performance period ended 2022 to $12.36.
•
Drove a return of capital to shareholders of $13 billion through $12 billion of share repurchases and $1 billion in dividends.
•
Enhanced operational efficiency and productivity by overseeing total cost synergies for the combined company, resulting in the achievement of $276 million of synergy savings in 2022, while also achieving the majority of the Company’s multi-year productivity program through real estate, procurement, and finance functional expense reductions.
•
Executed successful capital management by refinancing debt immediately post-close with reduced Weighted Average Cost of Debt (“WACD”) and extended maturity profile; issuing a $1.25 billion Sustainability-Linked Bond while also adopting a Sustainability-Linked Bond Framework; and executing $12 billion share buyback program.
•
Assumed key role driving critical system integrations by successfully upgrading the Company’s financial reporting systems and integrating such systems with IHS Markit, integrating treasury systems, enterprise-wide planning and forecasting, and overseeing implementation of one instance of procurement management.

•
Supported other key strategic initiatives to drive growth, innovation and productivity, including overseeing multiple new engagements for Kensho, which continues to be a catalyst for technology innovation and has delivered significant net present value.
•
Demonstrated strong leadership by successfully developing and executing the first post-merger Investor Day with crisp storyline about the combined company and announcement of medium-term strategy and targets. Received very positive feedback from investors and analysts, including receiving recognition by Institutional Investor in 2022 for having the #1 IR program, #1 CFO, and achieving #1 in several other categories after an active investor outreach calendar. Other Enterprise-wide leadership activities included International Governance roll-out, multiple town halls around the world (including across the European Union, India, Philippines, Malaysia and Singapore), Finance town halls, Executive Committee talks, and mentoring events.
•
Supported strong performance by Engineering Solutions, successfully navigating closure of the Belarus office, delivering on-plan financial performance, achieving the highest engagement scores in the Company, and maintaining motivation amidst divestiture planning.
•
Maintained positive people morale resulting in the achievement of leading engagement scores for both Engineering Solutions and the Finance function.

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COMPENSATION DISCUSSION AND ANALYSIS (continued)

* Excludes one-time, special performance-based RSU grants (referred to as founders grants) related to the merger with IHS Markit.
2022 Actual
Annual Incentive Payout
Mr. Steenbergen received a payout of $1,200,000, representing 80% of his target award. The Compensation Committee’s decision was based on Mr. Steenbergen’s performance against 2022 business and individual strategic goals.
Long-Term Incentive Awards
For details on Mr. Steenbergen’s 2022 annual long-term incentive grant, see our Long-Term Incentive Plan discussion and 2022 Grants of Plan-Based Awards Table below.

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COMPENSATION DISCUSSION AND ANALYSIS (continued)

Martina L. Cheung: President, S&P Global Ratings, and Executive Sponsor, Sustainable1
Ms. Cheung joined the Company in May 2010 as Head of Operations for Structured Finance in S&P Global Ratings. She was appointed President, S&P Global Market Intelligence, effective January 2, 2019, and as Executive Sponsor of Sustainable1 in 2021. Effective as of the merger closing on February 28, 2022, Ms. Cheung was appointed President, S&P Global Ratings, and continues to serve as Executive Sponsor of Sustainable1.
 Ms. Cheung’s 2022 Pay-for-Performance
2022 Key Achievements:
As President, S&P Global Ratings, Ms. Cheung:
•
Due to significant issuance decline Ratings saw revenue and margin contraction. For 2022, non-GAAP pro forma ICP Adjusted Revenue of S&P Global Ratings decreased 25% to $3,074 million reflecting resilience in the non-transaction business, despite challenging markets. Non-GAAP pro forma ICP Adjusted EBITA Margin of S&P Global Ratings was 55.7%.
•
Launched new strategic initiatives to solve key challenges and opportunities for the Ratings core business and despite revenue contraction, maintained margin with tight expense discipline. Exited low-performing non-Ratings products, focusing on higher-growth products, executed the Shades of Green acquisition and expanded the range of merger synergy opportunities.
•
Enhanced the customer experience through proactive engagement with issuers and investors across all regions; launched new technology and data strategy to improve internal workflows and enhance information security and efficiency while providing more opportunities to externalize content; and maintained compliance and risk standards and operational effectiveness.
•
Ensured continual robustness of risk and compliance and engagement with regulators to establish relationships and understand emerging areas of scrutiny.
•
Demonstrated strong leadership across Ratings divisions through extensive employee engagement, resulting in significant improvements in Ratings employee VIBE survey scores despite the challenging market environment.

•
Strengthened the Company’s ESG positioning through leadership of Sustainable1 by coordinating go-to-market and ESG product roadmaps and providing a single source of innovative customer ESG solutions. Sustainable1 completed another record setting year for annual Corporate Sustainability Assessments, integrated The Climate Service (TCS), launched new products around net zero and biodiversity, and supported more than 50% year-over-year revenue growth from ESG and climate products by S&P Global.
•
Championed culture at numerous programs, promoted diversity, equity and inclusion (DEI) through sponsorship of the Women's People Resource Group (WINS PRG) and received external recognition as recipient of the Women's Bond Club Merit Award.
* Excludes one-time, special performance-based RSU grants (referred to as founders grants) related to the merger with IHS Markit.

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COMPENSATION DISCUSSION AND ANALYSIS (continued)

2022 Actual
Annual Incentive Payout
Ms. Cheung received a payout of $967,500, representing 64.5% of her target award. The Compensation Committee’s decision was based on Ms. Cheung’s performance against 2022 business and individual strategic goals.
2022 Long-Term Incentive Awards
For details on Ms. Cheung’s 2022 annual long-term incentive grant, see our Long-Term Incentive Plan discussion and our 2022 Grants of Plan-Based Awards Table below.

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COMPENSATION DISCUSSION AND ANALYSIS (continued)

Adam Kansler: President, S&P Global Market Intelligence
Mr. Kansler was appointed President, S&P Global Market Intelligence, effective March 1, 2022, following the closing of the merger with IHS Markit on February 28, 2022.
 Mr. Kansler’s 2022 Pay-for-Performance
2022 Compensation Determination:
•
Consistent with the presentation for other NEOs, the chart to the right represents Mr. Kansler’s 2022 annual compensation package at target.
•
Mr. Kansler’s compensation package reflects an assessment of competitive market compensation levels at the time of the merger closing as well as the skills and qualifications Mr. Kansler brings to the role.
2022 Key Achievements:
As President, S&P Global Market Intelligence, Mr. Kansler:
•
Delivered revenue growth and margin expansion. For 2022, non-GAAP pro forma ICP Adjusted Revenue of S&P Global Market Intelligence increased 6% to $4,109 million, while non-GAAP pro forma ICP Adjusted EBITA Margin of S&P Market Intelligence expanded to 31.6%.
•
Provided strong financial leadership by delivering 100% of sales plan in volatile year, addressing shortfall in volumes, and delivering above target revenue synergy sales and cost synergies for 2022.
•
Led successful integration of S&P Global Market Intelligence through strong embrace of S&P Global culture, clear commercial and innovation strategy; redesigned organization and technology model; and crisp decision-making and execution in a critical first year following the merger closing.
•
Drove innovation aligned to divisional and enterprise strategy and delivered strategic inorganic activity through acquisitions (including GuardX, PMC, TruSight, and ChartIQ), investments, and partnerships (including Novata).
•
Continued engagement with customers, including focus on critical strategic relationships, and strengthened brand positioning and improved the customer experience by delivering integration plan of over 20 new and enhanced products and leading Salesforce implementation planning.

•
Continued operational excellence through: clear, timely and effective decision-making, resulting in positive tracking on every integration metric; deep engagement with Audit to build new prioritized risk management system for the division; establishment of new divisional governance process and new operational risk structure; introduction of new product approval process to streamline innovation and compliance; and launch of portfolio management process.
•
Maintained positive people morale with leading engagement scores, continued diversity, equity and inclusion (DEI) progress, including introduction of enterprise programs and extensive internal communication activities.
* Excludes one-time, special performance-based RSU grants (referred to as founders grants) related to the merger with IHS Markit.

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COMPENSATION DISCUSSION AND ANALYSIS (continued)

2022 Actual
Annual Incentive Payout
Mr. Kansler received a payout of $1,335,000, representing 89% of his target award. The Compensation Committee’s decision was based on Mr. Kansler’s performance against 2022 business and individual strategic goals, after having assumed leadership of S&P Global Market Intelligence in March 2022.
2022 Long-Term Incentive Awards
For details on Mr. Kansler’s 2022 annual long-term incentive grant, see our Long-Term Incentive Plan discussion and our 2022 Grants of Plan-Based Awards Table below.

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COMPENSATION DISCUSSION AND ANALYSIS (continued)

Daniel E. Draper: Chief Executive Officer, S&P Dow Jones Indices
Mr. Draper joined the Company as Chief Executive Officer, S&P Dow Jones Indices in June 2020, and is responsible for all aspects of the Company’s index business globally.
 Mr. Draper’s 2022 Pay-for-Performance
2022 Key Achievements:
As CEO, S&P Dow Jones Indices, Mr. Draper:
•
Delivered revenue growth and margin expansion, despite challenging market conditions. For 2022, non-GAAP pro forma ICP Adjusted Revenue of S&P Dow Jones Indices increased 9% to $1,359 million, while non-GAAP pro forma ICP Adjusted EBITA Margin of S&P Dow Jones Indices expanded to 10%.
•
Accelerated transformation through successful execution of merger integration initiatives and milestones, with cost synergies above plan, implementation of product launch prioritization and introduction of decommissioning processes for proactive management of product portfolio.
•
Drove commercial growth by investing in scalable growth opportunities resulting in year-over-year revenue growth, outperforming 2022 goals and balanced scorecard targets, and implementing new commercial operating model, including Commercial Excellence, Key Accounts, Sales Specialists teams.
•
Improved the customer experience and strengthened brand positioning by holding key client meetings across more than eight global locations, spearheading nine client summits, and promoting the S&P brand through participation in key conferences and engagement in proactive dialogue with regulators, investors and media.
•
Drove operational efficiencies, including through achievement of targeted progress on critical data and infrastructure initiatives, development of data and technology “North Star”, and phased roadmap to drive operational efficiencies, scale, and agility focused on client demand.
•
Enhanced governance and risk management by continuing to strengthen robust index governance, risk and compliance frameworks and processes with increased cross-functional collaboration.
•
Fostered a People First culture by launching programs to encourage collaboration, communication, professional development, recognition and engagement, including through town halls, fireside chats, and roundtables; coordination and alignment with senior leadership; promotion of diversity, equity and inclusion (DEI) through sponsorship of BOLD People Resource Group, support for internship and mentorship programs and progress advancing the diversity of the S&P Dow Jones Indices leadership team.
* Excludes one-time, special performance-based RSU grants (referred to as founders grants) related to the merger with IHS Markit.
2022 Actual
Annual Incentive Payout
Mr. Draper received a payout of $980,000, representing 98% of his target award. The Compensation Committee’s decision was based on Mr. Draper’s performance against 2022 business and individual strategic goals.
2022 Long-Term Incentive Awards
For details on Mr. Draper’s 2022 annual long-term incentive grant, see our Long-Term Incentive Plan discussion and our 2022 Grants of Plan-Based Awards Table below.

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COMPENSATION DISCUSSION AND ANALYSIS (continued)

Base Salaries
Snapshot: Base Salaries
Base salary is a customary, fixed element of compensation intended to attract and retain key executive talent.
Executive	2022 Base Salary	2023 Base Salary	% Change

D. Peterson	$1,350,000	$1,350,000	—%

E. Steenbergen	$825,000	$825,000	—%

M. Cheung	$750,000	$750,000	—%

A. Kansler	$750,000	$750,000	—%

D. Draper	$650,000	$650,000	—%
2023 Base Salary Determination
Our Compensation Committee independently evaluates the performance of the CEO and establishes the CEO’s base salary so that, together with his target annual incentive opportunity and stock-based long-term incentive awards, his total annual target compensation is competitive against our Proxy Peer Group and market data for the financial services industry.
As discussed beginning on page 63, the base salaries for the other NEOs reflect findings from our Proxy Peer Group for the combined company and annual market surveys as well as considerations of their individual contributions, performance, time in role, scope of responsibility, leadership skills and experience.
For 2023, the Compensation Committee, using benchmarking analysis and input from Pay Governance, along with feedback from the CEO (in the case of NEOs who are direct reports to the CEO), determined not to increase the base salaries of Mr. Peterson or any of the other NEOs, which were last increased in 2022 in connection with the completion of the merger with IHS Markit to reflect the executives’ expanded roles in the combined Company.
Short-Term Annual Incentive Plan
Snapshot: Short-Term Annual Incentive Cash Compensation
Executive	2022			2023
	Target Incentive Award	Actual Incentive Award	% of Target Paid	Target Incentive Award
D. Peterson	$3,450,000	$2,760,000	80.0%	$3,450,000

E. Steenbergen	$1,500,000	$1,200,000	80.0%	$1,500,000

M. Cheung	$1,500,000	$967,500	64.5%	$1,500,000

A. Kansler	$1,500,000	$1,335,000	89.0%	$1,500,000

D. Draper	$1,000,000	$980,000	98.0%	$1,000,000
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COMPENSATION DISCUSSION AND ANALYSIS (continued)

2022 Short-Term Annual Incentive Funding and Payout Determination Formula
2022 Short-Term Annual Incentive Plan Design Under the STIC
For all NEOs, individual incentive amounts are determined based on the executive’s target incentive award opportunity, which is then adjusted by a factor based upon the achievement of enterprise-level and, as appropriate for our division leaders, division-level goals (70%), and achievement of individual strategic goals (30%).
•
Target Incentive Opportunity: The incentive target opportunity for each NEO is in part determined based on market data as well as individual performance and experience. For a more detailed description of how we set compensation targets, see pages 63 through 66 of this Proxy Statement.
•
Financial Performance Goals (70% of STIC funding): The enterprise-level performance component for 2022 was 70% tied to non-GAAP pro forma ICP Adjusted Revenue and non-GAAP pro forma ICP Adjusted EBITA Margin (weighted 35% each), which included adjustments for the impact of relief for suspension of operations in Russia, changing foreign exchange rates and unspent strategic investment funds. The applicable division-level performance goals for our NEO division leaders, Ms. Cheung and Messrs. Draper and Kansler, were similarly tied to division-specific non-GAAP pro forma ICP Adjusted Revenue and non-GAAP pro forma ICP Adjusted EBITA Margin (collectively weighted 35%), as well as enterprise-level financials (collectively weighted 35%), with the applicable adjustments for each division described in further detail on pages 80 through 82 below. The Compensation Committee believes that these metrics reward performance to achieve short-term business objectives that draw focus to productivity measures, create greater efficiencies and strengthen the importance of growth and scale to the Company, which ultimately drives increased shareholder value.
•
Business-Building Scorecard Goals (30% of STIC funding): In addition to financial performance goals, 30% of the STIC funding is tied to business-building scorecard goals in the categories of Customer, Operations and People, weighted 10% each. Performance against these business-building scorecard goals is measured through qualitative and quantitative Key Performance Indicators (KPIs), which are tracked and reviewed by the CEO quarterly and presented to the Compensation Committee at least twice per year. The Compensation Committee believes that these metrics help effectively balance incentives for annual financial performance with rewards to promote long-term focus on, and achievement of, key strategic objectives, including environmental, social and governance related (ESG) goals and diversity, equity and inclusion (DEI) initiatives, both of which are featured in the KPIs used to measure achievement of Customer, Operations and People goals.
•
Individual Performance Goals: The individual component is allocated based on an assessment of each participant’s achievement against strategic or developmental goals established at the beginning of the fiscal year.
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COMPENSATION DISCUSSION AND ANALYSIS (continued)

•
Maximum Award Payout: The maximum incentive award opportunity is capped at 200% of each participant’s target award.
Following the performance period, the overall incentive award pool is funded based on the achievement of Company and division performance goals. The final payout amount is allocated to individual participants and adjusted upwards or downwards based on individual achievement in accordance with the methodology described above.
2022 Short-Term Annual Incentive Goals, Funding and Payouts
Business Performance Goals
The 2022 short-term annual incentive payouts for all of the NEOs are based 70% on business performance and 30% on individual performance. For Messrs. Peterson and Steenbergen, the business performance component is measured on an enterprise balanced scorecard of 70% financial and 30% business-building goals, with 35% of the financial goals based on Company non-GAAP pro forma ICP Adjusted EBITA Margin and the remaining 35% based on Company non-GAAP pro forma ICP Adjusted Revenue. The 30% weighting of the business-building goals is divided into 10% each for the three categories of Customer, Operations and People with category-specific Key Performance Indicators (KPIs), scored on a scale from one to five (funded at 50% to 150% of target), used to measure achievement.
As division presidents, the business performance component of the annual incentive awards for Ms. Cheung and Messrs. Kansler and Draper was measured 35% on the above-mentioned enterprise financial goals (weighted equally at 17.5% each), 35% on a mix of division-specific non-GAAP pro forma ICP Adjusted EBITA Margin and non-GAAP pro forma ICP Adjusted Revenue (also weighted equally at 17.5% each), and 30% on enterprise-specific (weighted 15%) and division-specific (weighted 15%) business-building goals in the Customer, Operations and People categories described above.
Performance Review and Adjustment Process
The Compensation Committee reviewed 2022 reported Revenue and EBITA Margin for the Company, under the enterprise scorecard for Messrs. Peterson and Steenbergen, and the divisions, under the division scorecards for Ms. Cheung and Messrs. Kansler and Draper. Based on this review, the Committee approved the adjustments described on pages 80 to 82 below to determine non-GAAP financial performance results for incentive compensation purposes.
The Compensation Committee uses non-GAAP pro forma ICP Adjusted Revenue and non-GAAP pro forma ICP Adjusted EBITA Margin to evaluate the financial results achieved by the NEOs independent of items considered isolated, non-recurring, or unusual because it believes that such metrics better measure the Company’s normal revenue, operating expenses, and operating results for compensation purposes.
For a reconciliation of the adjustments to comparable financial measures calculated in accordance with U.S. GAAP, please see Exhibit A. The non-GAAP financial information included on Exhibit A has been provided in order to show investors how our Compensation Committee views the Company’s performance as it relates to the compensation program for our NEOs.
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COMPENSATION DISCUSSION AND ANALYSIS (continued)

2022 Corporate Short-Term Annual Incentive Targets, Funding and Adjustments (All NEOs)
For the portion of incentive funding based on enterprise financial goals, the Compensation Committee reviewed and approved the Company non-GAAP pro forma ICP Adjusted EBITA Margin of 44.5% and Company non-GAAP pro forma ICP Adjusted Revenue of $11,935 million, representing a decrease of 4% over 2021, after adjusting for the impact of relief for suspension of operations in Russia, changing foreign exchange rates and unspent strategic investment funds. Based on these blended results, the 2022 achievement and funding for the Company’s enterprise-level financial goals was 57%.
For a reconciliation of the adjustments to comparable financial measures calculated in accordance with U.S. GAAP, please see Exhibit A on page 134. The non-GAAP financial information included on Exhibit A has been provided in order to show investors how our Compensation Committee views the Company’s performance as it relates to the compensation program for our NEOs.
For the remaining 30% of incentive funding based on the achievement of enterprise-level business-building goals in the three categories of Customer, Operations and People (each category accounting for 10% of funding), the Compensation Committee reviewed performance for each category of the Company business-building goals based on consideration of various quantitative and qualitative key performance indicators (KPIs), such as net promoter scores, revenue from new products/markets, risk management indicators and culture and diversity metrics, scored on a scale of one to five.
Based on the Compensation Committee’s review of the KPI results for performance against Company business-building goals in each category, the Committee determined that the 2022 achievement and funding for the Company business-building goals was 125% for each of customer and operations, and 150% for people goals.
Overall, the blended 2022 achievement and funding for Messrs. Peterson and Steenbergen for enterprise business performance and customer, operations and people goals was 80%.
2022 S&P Global Ratings Short-Term Annual Incentive Targets, Funding and Adjustments (Ms. Cheung)
For the 35% portion of incentive funding based on division-level financial goals for S&P Global Ratings, the Compensation Committee reviewed and approved the Division non-GAAP pro forma ICP Adjusted Revenue of $3,074 million, representing a decrease of 25%, and Division non-GAAP pro forma ICP Adjusted EBITA Margin of 55.7%, after adjusting for the impact of relief for suspension of operations in Russia, changing foreign exchange
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rates and unspent strategic investment funds. Based on these blended results, the 2022 achievement and funding for the S&P Global Ratings division-level financial goals was 0%.
Exhibit A on page 134 provides a reconciliation from GAAP results to non-GAAP pro forma ICP Adjusted EBITA Margin and ICP Adjusted Revenue. The non-GAAP financial information included on Exhibit A has been provided in order to show investors how our Compensation Committee views the Company’s performance as it relates to the compensation program for our NEOs.
Based on the Compensation Committee’s review of the KPI results for performance against S&P Global Ratings business-building goals in each of the three categories of customer, operations and people, the Committee determined that the 2022 achievement and funding for division and enterprise business-building goals was 100% for customer and 125% for operations goals and 150% for people goals.
Overall, the 2022 achievement and funding for Ms. Cheung for the blend of 35% enterprise and 35% S&P Global Ratings business performance and 30% customer, operations and people goals was 49%.
2022 S&P Global Market Intelligence Short-Term Annual Incentive Targets, Funding and Adjustments (Mr. Kansler)
For the 35% portion of incentive funding based on division-level financial goals for S&P Global Market Intelligence, the Compensation Committee reviewed and approved the Division non-GAAP pro forma ICP Adjusted Revenue of $4,109 million, representing an increase of 6%, and Division non-GAAP pro forma ICP Adjusted EBITA Margin of 31.6%, after adjusting for the impact of relief for suspension of operations in Russia, changing foreign exchange rates and unspent strategic investment funds. Based on these blended results, the 2022 achievement and funding for the S&P Global Market Intelligence division-level financial goals was 93%.
Exhibit A on page 134 provides a reconciliation from GAAP results to non-GAAP pro forma ICP Adjusted EBITA Margin and ICP Adjusted Revenue. The non-GAAP financial information included on Exhibit A has been provided in order to show investors how our Compensation Committee views the Company’s performance as it relates to the compensation program for our NEOs.
Based on the Compensation Committee’s review of the KPI results for performance against S&P Global Market Intelligence business-building goals in each of the three categories of Customer, Operations and People, the Committee determined that the 2022 achievement and funding for the division-level business-building goals was 125% for each of customer and operations goals and 150% for people goals.
Overall, the 2022 achievement and funding for Mr. Kansler for the blend of 35% enterprise and 35% S&P Global Market Intelligence business performance and 30% customer, operations and people goals was 98%.
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COMPENSATION DISCUSSION AND ANALYSIS (continued)

2022 S&P Global Dow Jones Indices Short-Term Annual Incentive Targets, Funding and Adjustments (Mr. Draper)
For the 35% portion of incentive funding based on division-level financial goals for S&P Dow Jones Indices, the Compensation Committee reviewed and approved the Division non-GAAP pro forma ICP Adjusted Revenue of $1,359 million, representing an increase of 9%, and Division non-GAAP pro forma ICP Adjusted EBITA Margin of 68.2%, after adjusting for the impact of relief for suspension of operations in Russia, changing foreign exchange rates and unspent strategic investment funds. Based on these blended results, the 2022 achievement and funding for the S&P Dow Jones Indices division-level financial goals was 120%.
Exhibit A on page 134 provides a reconciliation from GAAP results to non-GAAP pro forma ICP Adjusted EBITA Margin and ICP Adjusted Revenue. The non-GAAP financial information included on Exhibit A has been provided in order to show investors how our Compensation Committee views the Company’s performance as it relates to the compensation program for our NEOs.
Based on the Compensation Committee’s review of the KPI results for performance against S&P Dow Jones Indices business-building goals in each of the three categories of Customer, Operations and People, the Committee determined that the 2022 achievement and funding for the division-level business-building goals was 150% for each of customer goals, operations goals and people goals.
Overall, the 2022 achievement and funding for Mr. Draper for the blend of 35% enterprise and 35% S&P Dow Jones Indices business performance and 30% customer, operations and people goals was 98%.
Individual Strategic Goals
As discussed in detail above, 70% of the individual short-term annual incentive award was determined based on Company financial results (or a blend of the Company funding and division results for division presidents) and achievement of business-building metrics. For all NEOs, including the CEO, the remaining 30% was allocated based on the achievement of individual strategic or developmental goals (our NEOs’ key achievements for 2022 are described on pages 68 through 76 of this Proxy Statement). The total annual incentive award opportunity for each participant was capped at 200% of their target annual incentive award.
2023 Short-Term Annual Incentive Plan Design and Targets
2023 Plan Design
For fiscal year 2023, in line with the Company’s new strategy announced at its recent Investor Day, the Compensation Committee determined to increase the quantity of strategic-business categories from three to five, to include Grow & Innovate, Customer, Data & Tech, Lead & Inspire, and Execute & Deliver under both the enterprise scorecard for Messrs. Peterson and Steenbergen, and the division scorecards for NEO division leaders. The 30% weighting of the business-building goals is divided into 6% each for the five category-specific Key Performance Indicators (KPIs), scored on a scale from one to five (funded at 50% to 200% of target), used to measure achievement.
The Compensation Committee approved these changes to the 2023 STIC to improve the alignment of the Company’s annual performance incentives with key strategic milestones under the Company’s operating plan, in addition to rewarding strong financial performance. Greater emphasis on strategic milestone achievement as
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part of the annual incentive plan will permit increased focus on goals that are critical to executing the combined Company’s post-close strategic plan and delivering on strategic ESG priorities tied to environmental sustainability and diversity, equity and inclusion, while continuing to incentivize achievement of strong annual financial results.
2023 Award Target Determination
Our Compensation Committee independently evaluates the performance of the CEO and establishes the CEO’s 2023 target annual incentive award so that, together with his base salary and long-term incentive award, his total target annual compensation is market competitive and motivates and rewards him for performance against Company and individual goals.
As discussed beginning on page 63, the target annual incentive award amounts for the other NEOs reflect findings from our Proxy Peer Group and annual market surveys as well as considerations of their individual contributions and the strategic importance of the respective roles to the Company.
For 2023, the Compensation Committee, using benchmarking analysis and input from Pay Governance, along with feedback from the CEO (in the case of NEOs who are direct reports to the CEO), determined not to make any increases to the target annual incentive award amounts for Mr. Peterson or any of the other NEOs. After increasing annual incentive targets in 2022 to reflect the executives’ expanded roles and responsibilities in the combined Company following the closing of the merger with IHS Markit, the Committee determined that maintaining the current level of short-term annual incentives continued to provide market competitive compensation and effectively promote focus on short-term and long-term Company performance and stockholder interests. For a list of the 2023 NEO target annual incentive award amounts under the 2023 STIC, see the chart above on page 77 of this Proxy Statement.
Long-Term Incentive Plan
Snapshot: Long-Term Incentive Target Opportunities
Executive	2022 Long-Term Incentive Target *	2023 Long-Term Incentive Target

D. Peterson	$13,800,000	$13,800,000

E. Steenbergen	$3,500,000	$3,500,000

M. Cheung	$3,250,000	$3,250,000

A. Kansler	$3,250,000	$3,250,000

D. Draper	$2,000,000	$2,000,000

*
Excludes one-time, special performance-based RSU grants (referred to as founders grants) related to the merger with IHS Markit. For more information on these grants, see page 86.

2022 Long-Term Incentive Plan Award Structures
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COMPENSATION DISCUSSION AND ANALYSIS (continued)

2022 Long-Term Incentive Plan Award Design
To ensure that the Long-Term Incentive Plan supports the main objectives of our executive compensation program and the Company’s business strategy, we periodically review our Plan and the structure of our long-term incentive awards granted pursuant to the Plan to make adjustments as our business needs change.
•
The long-term incentive award is delivered as a mix of 70% performance share units (PSUs) and 30% restricted stock units (RSUs) for the Company’s Named Executive Officers, except for Mr. Draper (described below).
•
Both PSUs and RSUs have three-year cycles but the RSUs are solely time-based and are not tied to performance goals.
•
The 2022 PSU awards are measured based on non-GAAP pro forma ICP Adjusted EPS growth over a three-year performance cycle to evaluate the results achieved by the Company independent of items considered isolated, non-recurring, or unusual because we believe that such metrics better measure the Company’s normal revenue, operating expenses, and operating results for compensation purposes. Non-GAAP pro forma ICP Adjusted EPS provides a good measure of return to shareholders because it considers capital allocation decisions as well as the importance of continued discipline in operating performance. Exhibit A on page 134 provides a reconciliation from GAAP results to non-GAAP pro forma ICP Adjusted EPS growth.
•
RSUs vest ratably over three years to provide a more effective recruitment tool, balanced by the three-year cliff vesting schedule for PSU awards.
•
As the Chief Executive Officer of S&P Dow Jones Indices, Mr. Draper’s target annual long-term incentive award differs from that of the other NEOs. S&P Dow Jones Indices is a joint venture between S&P Global and CME Group. In order to align Mr. Draper’s interests more closely with the financial performance of the joint venture, 60% of his annual long-term incentive award consists of performance-based long-term cash measured on the non-GAAP pro forma ICP Adjusted EBITA growth of the joint venture over a three-year performance cycle. The remaining 40% of his annual long-term incentive award is comprised of 70% S&P Global PSUs and 30% S&P Global RSUs. The PSUs are measured based on the same S&P Global non-GAAP pro forma ICP Adjusted EPS growth goal described above.
2022 Long-Term Incentive Plan Awards
2022 Long-Term Incentive Plan Award Goals
In 2022, the Company continued to use a non-GAAP pro forma ICP Adjusted EPS growth goal for the 2022-2024 performance period for PSUs, which we believe continues to allow us to evaluate the results achieved by the Company independent of items considered isolated, non-recurring, or unusual because it believes that such metrics better measure the Company’s normal revenue, operating expenses, and operating results for compensation purposes. Non-GAAP pro forma ICP Adjusted EPS provides a good measure of return to shareholders because it considers capital allocation decisions as well as the importance of continued discipline in operating performance.
The following payout schedule was approved for the 2022 PSU Awards for the 2022-2024 performance period:
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The following payout schedule was approved for the 2022 Long-Term Cash Awards for the S&P Dow Jones Indices 2022-2024 performance period:
Any payments under the 2022 PSU and S&P Dow Jones Indices Awards will be made during the first quarter of 2025, based on the achievement through the 2022-2024 performance period, upon performance review and certification by the Compensation Committee.
2022 Long-Term Incentive Plan Award Grants
For detailed information concerning each grant made to the NEOs in 2022, see the 2022 Grants of Plan-Based Awards Table beginning on page 97 of this Proxy Statement.
2020 Long-Term Incentive Plan Award Achievement
2020-2022 PSU Achievement
Our 2020 PSU award for the performance period 2020-2022 was based on the achievement of the following non-GAAP pro forma ICP Adjusted EPS growth goal during the cycle:
The cumulative compound non-GAAP pro forma ICP Adjusted EPS growth during the cycle was 9%, after adjusting for the pro forma effect of change in tax rate and dilution in connection with the merger with IHS Markit and divestitures of the CUSIP Global Services (“CGS”) and Leveraged Commentary and Data (“LCD”) businesses. The Compensation Committee uses non-GAAP pro forma ICP Adjusted EPS growth during the three-year cycle to evaluate the results achieved by the Company independent of items considered isolated, non-recurring, or unusual because we believe that such metrics better measure the Company’s normal recurring revenue, operating expenses, and operating results for compensation purposes. Based on this achievement, the 2020 PSU award was earned at 87% of target.
2020-2022 S&P Dow Jones Indices Performance Cash Achievement (Mr. Draper)
Our 2020 S&P Dow Jones Indices Long-Term Cash Awards for the performance period 2020-2022 was based on the achievement of non-GAAP pro forma ICP Adjusted EBITA growth goal during the performance cycle:
The cumulative compound non-GAAP pro forma ICP Adjusted EBITA growth during the cycle was 11.9%, after adjusting for the impact of relief for the merger with IHS Markit, unspent enterprise strategic investment funds, and updated allocation impact. The Compensation Committee believes that this metric rewards performance to achieve long-term business objectives that draw focus to productivity measures, create greater efficiencies, strengthen the importance of growth and scale to the Company, and align Mr. Draper’s interests with the
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COMPENSATION DISCUSSION AND ANALYSIS (continued)

long-term financial performance of the joint venture, which ultimately drives increased shareholder value. Based on this achievement, the 2020 DJI performance cash award was earned at 175% of target.
2023 Long-Term Incentive Award Design and Targets
2023 Long-Term Incentive Plan Award Design
The Compensation Committee approved a non-GAAP pro forma ICP Adjusted Earnings Per Share (EPS) growth metric over a three-year performance cycle for the 2023 PSU awards, which it believes provides a foundational measure of return to our shareholders because it considers capital allocation decisions as well as the importance of continual discipline in operating performance.
2023 Long-Term Incentive Target Determination
Our Compensation Committee independently evaluates the performance of the CEO and establishes the CEO’s 2023 long-term incentive target so that, together with his base salary and short-term incentive award, his total annual target compensation is market competitive and motivates and rewards him for performance against Company and individual goals.
As discussed beginning on page 63, the long-term incentive amounts for the other NEOs reflect findings from our Proxy Peer Group and annual market surveys for the financial services industry as well as considerations of their individual contributions and the strategic importance of their respective roles to the Company.
For 2023, the Compensation Committee, using benchmarking analysis and input from Pay Governance, along with feedback from the CEO (in the case of NEOs who are direct reports to the CEO), determined not to make any increases to the target annual incentive award amounts for Mr. Peterson or any of the other NEOs. After increasing long-term incentive targets in 2022 to reflect the executives’ expanded roles and responsibilities in the combined Company following the closing of the merger with IHS Markit, the Committee determined that maintaining the current level of long-term annual incentives continued to provide market competitive compensation and effectively promote focus on short-term and long-term Company performance and stockholder interests. For a list of the 2023 NEO targets under the 2023 Long-Term Incentive Plan, see the chart above on page 83 of this Proxy Statement.
Special Merger-Related Awards
2022 Founders Synergy Grants
In support of the integration planning and execution of the Company’s merger with IHS Markit, in October 2021 the Compensation Committee approved special, one-time awards to retain, unify and incentivize the newly formed executive leadership team of the combined Company during the critical transition period following the merger closing. These special awards consisted of performance-based restricted stock units referred to as “Founders Grants”.
The Founders Grants were issued on March 1, 2022, following the merger closing, to each of the current NEOs and other select executives expected to play a key role in the integration process.
The special, one-time Founders Grants provide for three-year cliff vesting, subject to continued employment through the three-year anniversary of the merger closing, with an additional performance-based vesting condition tied to the Company’s achievement of annual run-rate cost synergies of $480 million previously announced to shareholders. The vesting and final award payout of the Founders Grants at the end of the three-year performance period will be contingent on the Compensation Committee’s review and approval of the Company’s achievement of the synergy target. Unless waived or adjusted by the Compensation Committee in its discretion in the manner it considers appropriate to take into account facts and circumstances occurring after the award date, the Founders Grants will be forfeited in their entirety if the $480 million synergy target is not achieved over the three-year performance period.
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In determining the individual award amounts for each of the NEOs set forth in the table below, the Compensation Committee considered the criticality of retaining each of the executives through the integration process and their respective roles and responsibilities driving synergies within the combined Company post-close.
Executive	Founders Grant Award Amount (1)

D. Peterson	$10,000,000

E. Steenbergen	$6,500,000

M. Cheung	$6,500,000

A. Kansler	$6,500,000

D. Draper	$3,000,000

(1)
Reflects the grant value approved by the Compensation Committee for the one-time Founders Grants. The number of performance-based restricted stock units issued in respect of the grant amounts approved by the Compensation Committee was determined based on the closing price of S&P Global Common Stock on March 1, 2022 of $390.58 for all of our NEOs.

The combination of the three-year service-based cliff vesting and the performance-based vesting condition tied to the Company’s achievement of its previously announced three-year synergy goal is intended to both facilitate the retention of executives with critical roles in the integration process and motivate a unified post-closing executive team to achieve merger synergy targets that will improve the Company’s financial performance and drive enhanced shareholder value.
Mr. Kansler’s Legacy IHS Markit Awards
At the closing of the merger with IHS Markit, S&P Global assumed Mr. Kansler’s outstanding IHS Markit PSU and RSU awards, which were converted into S&P Global RSU awards with the same terms and conditions (including continuing service vesting requirements but excluding all performance vesting conditions, which lapsed at close) under the applicable plan and award agreement in effect immediately prior to the completion of the merger, as modified by the terms of the merger agreement. The number of shares of S&P Global common stock subject to the converted award, rounded up to the nearest whole share of S&P Global common stock, was determined (subject to increase as described below) by multiplying (1) the number of IHS Markit shares subject to such IHS Markit award immediately prior to the closing (assuming target performance for Mr. Kansler’s PSUs) by (2) the merger exchange ratio.
The actual number of shares of S&P Global common stock with respect to which his legacy IHS Markit PSU awards (as converted into S&P Global RSU awards) will vest will equal the product determined by multiplying (1) the RSU target number by (2) the applicable vesting percentage (which can range from 100 percent to 200 percent) set forth in the merger agreement. If Mr. Kansler satisfies the service vesting requirements and remains employed through the applicable award vesting date, 200% of the converted RSU award in respect of his legacy IHS Markit PSUs will vest. The treatment of Mr. Kansler’s converted awards in the event of a termination of his employment during the vesting period is described on page 110 of this Proxy Statement.
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COMPENSATION DISCUSSION AND ANALYSIS (continued)

Benefits and Perquisites
Health and Welfare Benefits
The Company provides a healthcare benefit program for all U.S.-based employees, including the NEOs. The employee healthcare contributions are differentiated by salary levels, requiring higher-paid employees to make larger contributions for their healthcare coverage.
We provide no supplemental executive healthcare benefits, other than a Company-paid annual physical examination for the NEOs and certain other senior executives.
Additionally, the NEOs and certain other executives participate in our Management Supplemental Death & Disability Benefits Plan. Pursuant to the executive life insurance policy provided under the Plan, in the event of the executive’s death prior to retirement, the executive’s beneficiary will receive a fully-insured lump sum amount equal to 200% of the executive’s base salary in effect at the time of the executive’s death, up to a maximum benefit of $2 million.
The Plan also provides a supplemental long-term disability benefit. The long-term disability benefit was amended, effective January 2020, to change the benefit funding from 100% self-insured by the Company to approximately 80% fully-insured through Lincoln Financial, with the remaining 20% self-insured by the Company. In connection with the change in funding, some corresponding changes were made to the formula for calculating monthly disability income.
Perquisites
We provide a limited number of perquisites to our NEOs, which we believe are reasonable in amount, market competitive, and consistent with our overall compensation plan. We also believe each perquisite confers a benefit to the Company, by enabling our NEOs to conduct Company business more effectively and place greater focus on the demands of their positions. Special benefits or perquisites for the NEOs are reviewed by the Compensation Committee at least annually, and include:
•
professional services expense reimbursement (inclusive of financial counseling, tax planning and preparation, and estate planning) for financial advisors to assist executives with their personal financial affairs, thus permitting executives to focus more energy on their business responsibilities;
•
comprehensive annual physical examination to encourage proactive health management and help ensure business continuity; and
•
Company car and driver for our CEO for security purposes and reimbursement for reasonable travel and business-related expenses for NEOs.
Together, these perquisites involve minimal and immaterial costs to the Company and constitute a small percentage of our NEOs’ total compensation. We do not provide tax gross-ups in respect of any income recognized by our NEOs as a result of receiving the reimbursements or perquisites described above.
The Company also owns a fractional interest in a private aircraft primarily for business use by the CEO to provide the CEO with a private and secure working environment while minimizing total travel time. Personal use of the private aircraft is discouraged and permitted on an exception-only basis under corporate aircraft policy. During fiscal year 2022, there was no personal use of the aircraft.
For additional information on our perquisites and other benefits, see the Summary Compensation Table beginning on page 94 of this Proxy Statement, which includes the incremental cost to the Company for providing these benefits.
Retirement and Other Benefits following Termination of Employment
In connection with their retirement or other termination of employment, our NEOs will generally be eligible to receive benefits under our retirement plans and, depending on the circumstances of an executive’s termination, severance benefits. These post-termination benefits are described beginning on page 105 of this Proxy Statement.
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Retirement Benefits
Effective as of April 1, 2012, we froze accruals and participation under both of the following defined benefit pension plans under which Ms. Cheung is entitled to benefits: the Employee Retirement Plan of S&P Global Inc. and its Subsidiaries, a pension plan covering some of our U.S. employees, and the S&P Global Inc. Employee Retirement Plan Supplement, a non-qualified pension plan. Our defined contribution plans are provided to all employees, including our senior executives, to allow them to accumulate assets for retirement through a combination of individual savings and Company contributions and to allow participants in these plans the opportunity to direct the investment of these retirement assets.
Other Benefits
Our NEOs may participate in the charitable S&P Global Matching Gift Program, which is also open to all employees and Directors of the Company. This program provides the opportunity to help maximize the impact of eligible charitable giving through a corporate matched contribution, generally on a standard dollar-for-dollar basis, up to a maximum participant donation for members of our Executive Committee and Directors of $25,000 (or the currency equivalent) in the aggregate per year. All other employees are eligible for a corporate matched contribution up to a maximum participant donation of $5,000 in the aggregate per year. During the month of December, as part of a special charitable campaign, the Company doubled its corporate match on participant donations and the maximum corporate match was raised to $50,000 for members of the Company’s Executive Committee and Directors and $10,000 for all other employees. Retirees are eligible to participate in this program for up to three years after they leave the Company and are no longer active employees or directors.
In addition, our NEOs, as well as other eligible employees and Directors of the Company, may participate in the S&P Global Political Action Committee (“S&P Global PAC”), which is funded by eligible U.S.-based participants in accordance with applicable federal law. Under the S&P Global PAC program, the Company contributes funds to a charitable organization of the participant’s choosing that match the participant’s contribution to the S&P Global PAC, up to an annual maximum of $5,000.
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Severance Benefits (Regular and Change-in-Control)
The Compensation Committee believes that maintaining a competitive level of separation benefits is appropriate as part of our overall compensation program and in line with its objective to attract, retain and motivate high-caliber management talent. Our severance arrangements with all of our NEOs, other than Mr. Kansler, are governed by our Senior Executive Severance Plan.
The Senior Executive Severance Plan program is designed to provide employees with security and reasonable compensation upon an involuntary termination of employment, and to ensure the continued commitment of employees in the event of a potential or actual change-in-control. The Compensation Committee does not take into account the benefits offered under the Senior Executive Severance Plan in setting compensation for our NEOs.
The Senior Executive Severance Plan generally provides for base salary and benefits continuation in the event of a Company-initiated termination (including a “constructive” termination) other than a termination for cause, as defined on page 106 of this Proxy Statement. Discussion of severance payable on certain qualifying terminations (including following a change-in-control of the Company) can be found in the Potential Payments Upon Termination or Change-in-Control section on pages 105 through 110 of this Proxy Statement.
Payments of annual incentives under the Key Executive Short-Term Incentive Compensation Plan and vesting acceleration or modification of long-term cash awards and equity awards granted under our 2002 Stock Incentive Plan and 2019 Stock Incentive Plan on the occurrence of a defined change-in-control are described in the table below. Upon certain qualifying terminations not in connection with a defined change-in-control, an NEO may be entitled to a pro rata portion of their annual cash incentive award and certain outstanding equity awards. For details, see pages 108 through 110 of this Proxy Statement.
Mr. Kansler has special merger-related severance protections (described on pages 106 and 107 of this Proxy Statement) upon a qualifying termination within two years following the closing of our merger with IHS Markit (the “Protection Period”). Following the Protection Period, Mr. Kansler will participate in the Company’s Senior Executive Severance Plan, along with our other senior executives.
PAY ELEMENTS	TREATMENT OF OUTSTANDING INCENTIVE AWARDS UPON CHANGE-IN-CONTROL (“CIC”) *

Short-Term Incentive Awards	• Payments are made pro-rata based on the average of the three prior years’ payments.

RSU Awards	• Double-trigger treatment: awards do not vest upon the CIC but are generally converted into RSUs of the surviving company (assuming the successor company assumes the awards).

PSU Awards
•
Double-trigger treatment: Awards do not vest upon the CIC but are generally converted into time-vesting RSUs of the surviving company’s stock (assuming the successor company assumes the awards) with the number of underlying shares based on non-GAAP pro forma ICP Adjusted EPS goals deemed to be fully achieved at target, if less than 50% of the performance period has been completed, or based on actual performance, if 50% or more of the performance period has been completed upon the CIC.

•
Delivery of shares in respect of converted RSUs will generally occur in the year following the end of the applicable performance period.

Long-Term Cash Awards
•
The Board, at its discretion, may modify or waive the applicable performance measures, performance period, or cash awards.

•
Under no circumstances will the timing of the award payment date be accelerated.

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Certain payments that would be provided to our NEOs in connection with a change-in-control could be classified as “excess parachute payments” under Section 280G of the Internal Revenue Code, in which case they would not be deductible as compensation by the Company. In addition, Section 4999 of the Internal Revenue Code imposes an excise tax on executives who receive an excess parachute payment equal to 20% of such amount.
The excise tax would not be reimbursed or “grossed up” by the Company. Instead, as discussed starting on page 107 of this Proxy Statement, in certain circumstances, we would “cut back” the amount of certain benefits and payments to ensure tax deductibility by the Company under Section 280G to the extent the executive’s “cut back” amount is greater on an after-tax basis than the full amount.
Stock Ownership Guidelines
We are committed to ensuring that our executive officers have a significant ownership stake in the Company to strengthen the alignment of our executives’ interests with those of our shareholders.
As one means of achieving this objective, the Company has formal stock ownership guidelines in place for senior executives, consisting of our Named Executive Officers and other direct reports to the CEO. These guidelines require covered executives to hold common stock in the Company equal to a multiple of their annual base salary, as follows:
Position	Minimum Ownership Requirement (Multiple of Base Salary)

CEO	7x
CFO	4x
NEOs and Other Covered Executives	3x
Covered executives are required to retain 100% of their net shares from the payment of PSU and RSU awards and the exercise of stock options until the minimum ownership requirement is met and cannot sell below their minimum ownership requirement, unless the Compensation Committee grants an exception based on the executive’s circumstances. In addition to shares held outright by the executive and their immediate family members, or through estate planning vehicles, unvested RSUs and earned but unsettled PSUs for which the relevant performance period has ended, are counted towards our executives’ minimum ownership requirement.
The Compensation Committee reviews the guidelines and our covered executives’ compliance with the guidelines annually. As of January 1, 2023, all of the NEOs were compliant with the guidelines and all held shares in excess of their minimum ownership requirement.
Risk and Control
The Compensation Committee considers risks related to compensation policies and practices and incentive related risks. The Compensation Committee establishes performance metrics that reward our executives for creating shareholder value, and establishes goals and payment schedules for each metric that are designed to provide a balance to motivate the achievement of the established goals without the need for inappropriate or excessive risk-taking.
In 2023, management updated its prior review of the Company’s compensation plans as well as Company compensation policies and practices regarding whether they encourage excessive risk taking and determined that the Company’s compensation plans, programs and policies do not present a material risk of causing behavior that is reasonably likely to have a material adverse effect on the Company. Management reviewed its findings with the Compensation Committee and Pay Governance (the Compensation Committee’s independent compensation advisor), who each concurred in these findings and conclusions.
In addition, the Compensation Committee annually assesses plan design, performance metrics and goals for the annual incentive plans within the Company’s divisions to ensure that their designs are appropriately aligned with business and regulatory considerations and do not encourage inappropriate or excessive risk-taking.
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COMPENSATION DISCUSSION AND ANALYSIS (continued)

Pay Recovery Policies
In 2014, the Compensation Committee adopted a revised pay recovery (clawback) policy providing that annual cash incentive and long-term incentive award payments (PSUs, RSUs, stock options and long-term incentive cash compensation) could be subject to recovery by the Company if one or more of the following occurs:
•
For senior management, material recalculation or adjustment of the performance measures.
•
For all individuals covered by this policy, intentional, willful or grossly negligent act or omission that violates one or more of the Company’s policies that have or will have a material negative impact on the Company’s business, reputation or financial condition.
•
For all individuals covered by this policy, criminal activity, fraud or other illegal or unlawful activity that has or will have a material negative impact on the business, financial condition or reputation of the Company.
Additionally, a separate Pay Recovery Policy was adopted for S&P Global Ratings (“S&P Policy”). In addition to the recovery items noted above, the S&P Policy has these recovery items:
•
For all covered individuals, material violations of policy or division or product risk parameters, policies or operating procedures resulting from the gross negligence, intentional wrongdoing or willful misconduct of a covered individual that have or will have a material negative impact on the business, financial condition or reputation of S&P Global Ratings.
•
For all covered individuals, material failure to adequately supervise the administration and implementation of one or more of S&P Global Ratings’ policies or division or product risk parameters, policies or operating procedures which results from gross negligence, intentional wrongdoing or willful misconduct that has or will have a material negative impact on S&P Global Ratings’ business, financial condition or reputation.
Senior management and covered individuals include both active and former employees for the covered period.
The President of S&P Global Ratings is subject to both policies.
Insider Trading Policy and Prohibition on Hedging and Pledging
Under the Company’s Insider Trading Policy, Directors, executive officers and all other employees subject to the policy (i.e., employees who influence our products and services and/or have access, or potential access, to material non-public information), as well as any immediate family members of the foregoing and any entities whose investment decisions are made by or shared with any of the foregoing, are prohibited, without exception, from speculative trading in Company securities, including engaging in any “hedging” transactions related to Company stock. The prohibition against speculative trading and “hedging” includes short sales and derivative transactions, such as puts, calls, swaps and collars, and any other arrangements intended to hedge or offset exposure to price fluctuations in Company stock or provide protection against declines in the value of Company stock. Further, no shares of Company stock beneficially owned, either directly or indirectly, by Directors, executive officers or covered employees may be pledged or otherwise used as security for a loan, including by holding such securities in a margin account.
Employment Agreements
None of our NEOs have formal, fixed-term employment agreements with the Company, guaranteeing minimum levels of compensation over multiple years, as the Compensation Committee does not consider such contracts to enhance shareholder value. In rare cases involving mergers and acquisitions, including the 2022 acquisition of IHS Markit, we entered into a special severance arrangement with Mr. Kansler. For more information regarding Mr. Kansler’s merger-related severance arrangements please see pages 106 and 107 of this Proxy Statement.
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COMPENSATION DISCUSSION AND ANALYSIS (continued)

Tax and Accounting Considerations
The Compensation Committee also considers the effect of certain accounting rules that apply to the various aspects of the compensation program for our NEOs. The Compensation Committee reviews potential accounting effects in determining whether its compensation actions are in the best interests of the Company and our shareholders.
Compensation Committee Report
The Compensation Committee has reviewed and discussed with Company management the Compensation Discussion and Analysis found on pages 53 through 93 of this Proxy Statement and, based on this review and discussion, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Proxy Statement.
The foregoing report has been furnished on behalf of the Board of Directors by the members of its Compensation Committee.
Robert P. Kelly (Chair)
William D. Green
Gay Huey Evans
Stephanie C. Hill
Richard E. Thornburgh
Gregory Washington
       2023 Proxy Statement       93

Executive Compensation Tables

Executive Compensation Tables
2022 Summary Compensation Table
The following table contains information concerning compensation paid or accrued to the named executive officers for services rendered in all capacities to the Company in 2022, 2021 and 2020:
Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Stock Awards ($) (2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($) (3)	Change in Pension Value ($) (4)	All Other Compensation ($) (5)	Total ($)
Douglas L. Peterson President and Chief Executive Officer	2022	$1,350,000	$—	$23,799,992	$—	$2,760,000	$—	$727,515	$28,637,507
	2021	$1,000,000	$—	$9,750,000	$—	$4,615,000	$—	$778,770	$16,143,770
	2020	$1,000,000	$—	$9,000,000	$—	$4,615,000	$—	$462,269	$15,077,269
Ewout L. Steenbergen EVP, Chief Financial Officer	2022	$825,000	$—	$10,000,020	$—	$1,200,000	$—	$338,330	$12,363,350
	2021	$825,000	$—	$3,000,000	$—	$1,633,000	$—	$338,692	$5,796,692
	2020	$825,000	$350,000	$2,750,000	$—	$1,725,000	$—	$266,362	$5,916,362
Martina L. Cheung President, S&P Global Ratings	2022	$750,000	$—	$9,750,049	$—	$967,500	$—	$254,317	$11,721,866
	2021	$625,000	$—	$2,500,000	$—	$1,350,000	$—	$280,081	$4,755,081
	2020	$625,000	$750,000	$1,750,000	$—	$1,570,000	$7,002	$199,747	$4,901,749
Adam Kansler (6) President, S&P Global Market Intelligence	2022	$625,000	$—	$11,675,492	$—	$1,335,000	$—	$78,243	$13,713,735
	2021	$—	$—	$—	$—	$—	$—	$—	$—
	2020	$—	$—	$—	$—	$—	$—	$—	$—
Daniel E. Draper (7) Chief Executive Officer, S&P Dow Jones Indices	2022	$650,000	$—	$3,799,953	$—	$2,817,500	$—	$299,404	$7,566,857
	2021	$650,000	$500,000	$699,915	$—	$1,460,000	$—	$86,896	$3,396,811
	2020	$354,546	$750,000	$1,975,006	$—	$1,000,000	$—	$22,444	$4,101,996

(1)
For Mr. Steenbergen and Ms. Cheung, this amount reflects the payment of a one-time, special transaction bonus in December 2020 in recognition of their leadership and significant additional time commitment, while also maintaining focus on their regular management responsibilities, in connection with the negotiation and signing of the Merger Agreement with IHS Markit. For Mr. Draper, this amount reflects the installments of a one-time signing bonus, totaling $1,250,000, in which two of three installments were paid in 2020 and the final installment was paid in 2021, in consideration of the compensation from his prior employer that was forfeited when he was hired by the Company in 2020.

(2)
The amounts reported in this column reflect the aggregate grant date fair value of the equity awards granted to the named executive officers in the relevant year, which may include performance share units (“PSUs”) and restricted stock units (“RSUs”), as applicable, granted under the Company’s 2019 Stock Incentive Plan.

For 2022, these amounts include special, one-time “Founders Grants” in the form of performance-vested RSUs granted to each of the NEOs following the merger with IHS Markit, with three-year cliff-vesting and payment subject to achievement of a $480 million merger synergy target. For more information on the Founders Grants, see page 86 of this Proxy Statement. The assumptions used to calculate the awards were in accordance with Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 718, Stock Compensation, as disclosed in Footnote 8 to the Consolidated Financial Statements, which appears in the Company’s Form 10-K for the 2022 year filed with the SEC on February 10, 2023.
For Mr. Kansler, the amount reported in this column for 2022 also reflects the incremental fair value of equity awards granted in connection with the merger with IHS Markit, which were in replacement of IHS Markit equity awards previously held by Mr. Kansler, under the IHS Markit Ltd. 2014 Equity Incentive Award Plan. The incremental fair value is attributable to modifications to the vesting terms of the equity awards pursuant to the terms of the merger with IHS Markit, as further described on pages 106 and 110 of this Proxy Statement. The assumptions used to calculate the incremental fair value of the equity awards were in
94       2023 Proxy Statement

Executive Compensation Tables (continued)

accordance with FASB ASC Topic 718, Stock Compensation, as disclosed in Footnote 8 to the Consolidated Financial Statements, which appears in the Company’s Form 10-K for the 2022 year filed with the SEC on February 10, 2023.
The amounts for the PSUs granted in 2022 were calculated based on the probable outcome of performance conditions as of the grant date computed in accordance with FASB ASC Topic 718 excluding the effect of estimated forfeitures. The maximum values for the 2022 and 2021 annual PSUs awards as of the grant date are as follows:
Executive	2022	2021

D. Peterson	$19,319,649	$13,650,146

E. Steenbergen	$4,900,217	$4,200,212

M. Cheung	$4,550,257	$3,500,298

A. Kansler	$4,550,257	$—

D. Draper	$1,120,183	$979,880
The dollar amounts listed in this column do not necessarily reflect the dollar amounts of compensation actually realized or that may be realized by our named executive officers. These awards are further described on pages 97 through 100 of this Proxy Statement.
(3)
The amounts reported in this column represent the cash incentive awards paid under the Company’s Key Executive Short-Term Incentive Compensation Plan to all of our named executive officers. For Mr. Draper, the amount reported in this column for 2022 also reflects the achievement of his Long-Term Cash Awards for S&P Dow Jones Indices for the 2020-2022 performance period. For additional information regarding these cash incentive awards, see pages 83 through 85 of the Compensation Discussion and Analysis included in this Proxy Statement.

(4)
The amounts reported in this column include benefits under the Employee Retirement Plan of S&P Global Inc. and its Subsidiaries (“ERP”) and the S&P Global Inc. Employee Retirement Plan Supplement (“ERPS”), which are described on pages 102 through 103 of this Proxy Statement. The 2022 present value of accumulated benefits decreased from the 2021 present values by $15,208 for Ms. Cheung. Messrs. Peterson, Kansler, Steenbergen, and Draper are not participants in the ERP and ERPS since they did not meet the eligibility requirements on April 1, 2012, when participation in the plans was frozen. These amounts are disclosed in the Pension Benefits Table beginning on page 102 of this Proxy Statement.

(5)
The amounts shown in this column include the items described below:

Perquisites and other personal benefits that exceeded the greater of $25,000 or 10% of total perquisites and other personal benefits for each NEO were as follows:
Name	401(k) Savings and Profit Sharing Plan ($) (a)	401(k) Savings and Profit Sharing Plan Supplement ($) (a)	Company Charitable Match ($)(b)

D. Peterson	$29,875	$616,183	$50,000

E. Steenbergen	$29,875	$236,830	$50,000

M. Cheung	$29,875	$195,158	$7,763

A. Kansler	$14,213	$—	$48,730

D. Draper	$29,875	$198,550	$50,000

(a)
These amounts include Company made contributions under the 401(k) Savings and Profit Sharing Plan of S&P Global Inc. and its Subsidiaries and the S&P Global Inc. 401(k) Savings and Profit Sharing Plan Supplement.

(b)
This amount represents charitable contribution made by the Company in the executive’s name under the S&P Global Matching Gift Program.

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Executive Compensation Tables (continued)

All other total perquisites and other personal benefits for each NEO were as follows:
•
The amount for Mr. Peterson includes the aggregate incremental cost to the Company associated with Mr. Peterson’s personal use of a Company car. The aggregate incremental cost to the Company was determined by multiplying the fuel and depreciation costs incurred by the Company in operating its Company-owned car by a fraction, the numerator of which was the total number of personal miles driven by Mr. Peterson in 2022 and the denominator of which was the total number of miles that the Company owned car was driven in 2022. The aggregate incremental cost to the Company does not include fixed costs that would be incurred regardless of Mr. Peterson’s personal use of the Company-owned car (e.g., insurance premiums and driver salaries). The amount for Mr. Peterson also includes professional services (inclusive of financial counseling, tax planning and preparation, and estate planning) expense reimbursement, Company-made contributions through the S&P Global PAC charitable matching program and Company-paid life insurance premiums.
•
The amount for Mr. Steenbergen includes professional services (inclusive of financial counseling, tax planning and preparation, and estate planning) expense reimbursement, a Company-made contribution through the S&P Global PAC charitable matching program, Company-paid life insurance premiums, and Company-paid annual physical health examination.
•
The amount for Ms. Cheung includes professional services (inclusive of financial counseling, tax planning and preparation, and estate planning) expense reimbursement, car service to the office, vehicle parking, a Company-made contribution through the S&P Global PAC charitable matching program and Company-paid life insurance premiums.
•
The amount for Mr. Kansler includes professional services (inclusive of financial counseling, tax planning and preparation, and estate planning) expense reimbursement, a Company-made contribution through the S&P Global PAC charitable matching program and Company-paid life insurance premiums.
•
The amount for Mr. Draper includes professional services (inclusive of financial counseling, tax planning and preparation, and estate planning) expense reimbursement, a Company-made contribution through the S&P Global PAC charitable matching program and Company-paid life insurance premiums.
(6)
Mr. Kansler was appointed President, S&P Global Market Intelligence, effective March 1, 2022, following the closing of the merger with IHS Markit on February 28, 2022. Mr. Kansler’s base salary is prorated accordingly, and amounts reported for Mr. Kansler reflect compensation paid to him by the Company during the portion of 2022 for which he was employed by the Company. His compensation is not reported in this Proxy Statement for 2021 and 2020, since he was not a named executive officer of the Company for those years.

(7)
Mr. Draper joined the Company in his current position in June 2020. Our 2021 Proxy Statement inadvertently reflected the target amount ($1,050,000) of Mr. Draper’s 2020 S&P Dow Jones Indices Long-Term Cash Award as a Stock Award in the 2020 Summary Compensation Table. This did not have an impact on our determination of Mr. Draper’s status as an NEO. Mr. Draper’s 2020 S&P Dow Jones Indices Long-Term Cash Award was not a Stock Award, however, and did not need to be reported until 2022 as Non-Equity Incentive Plan Compensation based on actual performance. The calculations in this table reflect the correct reporting of this award.

96       2023 Proxy Statement

Executive Compensation Tables (continued)

2022 Grants of Plan-Based Awards Table
The following table contains information concerning each grant of an award made to the named executive officers in 2022:
Name	Grant Date (mm/dd/yyyy)	Date Approved by Compensation and Leadership Development Committee (mm/dd/yyyy)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)		Estimated Future Payouts Under Equity Incentive Plan Awards (1) (2)		All Other Stock Awards: Number of Shares of Stock or Units (#) (3)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/SH)	Grant Date Fair Value of Stock and Option Awards ($) (4)
			Target ($)	Maximum ($)	Target (#)	Maximum (#)
D. Peterson		3/1/2022	$3,450,000	$6,900,000
	3/1/2022	3/1/2022			24,732	49,464				$9,659,825
	3/1/2022	10/27/2021			25,603					$10,000,020
	3/1/2022	3/1/2022					10,600			$4,140,148
E. Steenbergen		3/1/2022	$1,500,000	$3,000,000
	3/1/2022	3/1/2022			6,273	12,546				$2,450,108
	3/1/2022	10/27/2021			16,642					$6,500,032
	3/1/2022	3/1/2022					2,688			$1,049,879
M. Cheung		3/1/2022	$1,500,000	$3,000,000
	3/1/2022	3/1/2022			5,825	11,650				$2,275,129
	3/1/2022	10/27/2021			16,642					$6,500,032
	3/1/2022	3/1/2022					2,496			$974,888
A. Kansler		3/1/2022	$1,500,000	$3,000,000
	3/1/2022	3/1/2022			5,825	11,650				$2,275,129
	3/1/2022	10/27/2022			16,642					$6,500,032
	3/1/2022	3/1/2022					2,496			$974,888
	2/28/2022	2/28/2022								$1,925,443
D. Draper		3/1/2022	$1,000,000	$2,000,000
	3/1/2022	3/1/2022			1,434	2,868				$560,092
	3/1/2022	10/27/2021			7,681					$3,000,045
	3/1/2022	3/1/2022					614			$239,816
	3/1/2022	3/1/2022	$1,200,000	$2,400,000

(1)
Non-equity and equity incentive plan awards do not have minimum threshold amounts. Consequently, no threshold amounts are listed. The non-equity incentive plan awards reflect target and maximum payouts with respect to the 2022 Key Executive Short-Term Incentive Compensation Plan, which is discussed on page 78 of this Proxy Statement.

(2)
Reflects annual PSUs granted under the Company’s 2019 Stock Incentive Plan, which are discussed on page 99 of this Proxy Statement. Annual PSU awards were granted on March 1, 2022. For vesting terms, see Footnote 3 to the Outstanding Equity Awards at 2022 Fiscal Year-End Table below. The amounts in this column also reflect special, one-time “Founders Grants” under the Company’s 2019 Stock Incentive Plan in the form of performance-vested RSUs granted to each of the NEOs following the merger with IHS Markit, with three-year cliff-vesting and payment subject to achievement of a $480 million merger synergy target. For more information on the Founders Grants, see page 86 of this Proxy Statement.

(3)
Reflects annual RSUs granted under the Company’s 2019 Stock Incentive Plan, which are discussed on page 99 of this Proxy Statement. Annual RSU awards were granted on March 1, 2022. For vesting terms, see Footnote 1 to the Outstanding Equity Awards at 2022 Fiscal Year-End Table below.

(4)
The amounts in this column for the PSU and RSU awards reflect their aggregate grant date fair values, calculated in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. The

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Executive Compensation Tables (continued)

amounts in this column for the PSUs were calculated based on the probable outcome of the performance condition as of the grant date in accordance with FASB ASC Topic 718. For the values of these PSUs, assuming attainment of the maximum level of performance, see Footnote 2 to the 2022 Summary Compensation Table on pages 94 through 96 of this Proxy Statement.
For Mr. Kansler, the amount reported in this column in respect of his award grant on February 28, 2022 also reflects the incremental fair value of equity awards granted in connection with the merger with IHS Markit, which were in replacement of IHS Markit equity awards previously held by Mr. Kansler under the IHS Markit Ltd. 2014 Equity Incentive Award Plan. The incremental fair value is attributable to modifications to the vesting terms of the equity awards pursuant to the terms of the merger with IHS Markit, as further described on pages 106 and 110 of this Proxy Statement. The assumptions used to calculate the incremental fair value of the equity awards were in accordance with FASB ASC Topic 718, Stock Compensation, as disclosed in Footnote 8 to the Consolidated Financial Statements, which appears in the Company’s Form 10-K for the 2022 year filed with the SEC on February 10, 2023.
The actual value, if any, realized by each named executive officer for these PSU and RSU awards is a function of the value of the shares if and when they vest. For additional information on how we account for stock-based compensation, see Footnote 8 to the Consolidated Financial Statements, which appears in the Company’s Form 10-K filed with the SEC on February 10, 2023.
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Executive Compensation Tables (continued)

Outstanding Equity Awards at 2022 Fiscal Year-End Table
The following table contains information concerning unexercised options, stock that has not vested, and other equity incentive plan awards outstanding on December 31, 2022 for each of the named executive officers:
Name	Option Awards					Stock Awards
	Grant Date (mm/dd/yyyy)	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date (mm/dd/yyyy)	Number of Shares or Units of Stock That Have Not Vested (#) (1)	Market Value of Shares or Units of Stock That Have Not Vested ($) (2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (4)
D. Peterson	3/1/2022					7,102	$2,378,744	37,969	$12,717,337
	4/1/2021					2,744	$919,075	18,820	$6,303,571
	4/1/2014	51,304		$77.81	3/31/2024
E. Steenbergen	3/1/2022					1,801	$603,227	19,779	$6,624,778
	4/1/2021					844	$282,689	5,791	$1,939,638
M. Cheung	3/1/2022					1,673	$560,355	19,555	$6,549,752
	4/1/2021					704	$235,798	4,826	$1,616,420
A. Kansler	3/1/2022					1,673	$560,355	19,555	$6,549,752
	2/1/2021					12,181	$4,079,904	—	$—
	2/1/2020					9,768	$3,271,694	—	$—
D. Draper	3/1/2022					412	$137,995	8,398	$2,812,826
	4/1/2021					197	$65,983	1,351	$452,504
	7/1/2020					1,297	$434,417	—	$—

(1)
Represents RSU awards which are not performance-based. These awards vest as follows: for Mr. Peterson, 6,242 shares vest on December 31, 2023 and 3,604 shares vest on December 31, 2024; for Mr. Steenbergen, 1,731 shares vest on December 31, 2023 and 914 shares vest on December 31, 2024; for Ms. Cheung, 1,527 shares vest on December 31, 2023 and 850 shares vest on December 31, 2024; for Mr. Kansler, 11,290 shares vest on February 1, 2023 (8,372 of which are shares awarded in replacement of legacy IHS Markit equity awards previously held by Mr. Kansler under the IHS Markit Ltd. 2014 Equity Incentive Award Plan), 823 shares vest on December 31, 2023, 10,659 shares vest on February 1, 2024 (9,126 of which are shares awarded in replacement of legacy IHS Markit equity awards previously held by Mr. Kansler under the IHS Markit Ltd. 2014 Equity Incentive Award Plan), and 850 shares vest on December 31, 2024; and for Mr. Draper, 1,297 shares vest on July 1, 2023, 399 shares vest on December 31, 2023 and 210 shares vest on December 31, 2024.

(2)
Market value determined based on the fair market value of our common stock on December 31, 2022 of $334.94. The amounts for the awards do not necessarily reflect the dollar amounts of compensation that may be realized by our named executive officers.

(3)
Represents performance-based restricted stock units, including: (i) PSUs granted in 2022 that are scheduled to vest at the end of a three-year performance period (January 1, 2022 — December 31, 2024) and to pay out by March 2025, with payment ranging up to a maximum of 200% of the target shares based on the achievement of a compound annual non-GAAP pro forma ICP Adjusted diluted earnings per share growth goal; (ii) PSUs granted in 2021 that are scheduled to vest at the end of a three-year performance period (January 1, 2021 — December 31, 2023) and to pay out by March 2024, with payment ranging up to a maximum of 200% of the target shares based on the achievement of a compound annual non-GAAP pro forma ICP Adjusted diluted earnings per share growth goal; and (iii) PSUs granted in 2022 as special, one-time “Founders Grants” following the Company’s merger with IHS Markit, which are scheduled to vest at the end of a three-year performance period (February 28, 2022 — February 28, 2025) and to pay out by

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Executive Compensation Tables (continued)

March 2025 at target, subject to continued employment and the achievement of annual run-rate cost synergies of $480 million.
(4)
Based on Company performance through December 31, 2022 and, in accordance with SEC rules, the number of PSUs reflected in the table represents: (i) the target number of PSUs granted in 2021, and the threshold number of PSUs granted 2022, in the case of our annual PSU awards under the Company’s 2019 Stock Incentive Plan that are realizable in connection with the achievement of pre-established performance targets over the applicable performance periods; and (ii) with respect to the special, one-time “Founders Grants” in connection with the merger with IHS Markit, the target number of PSUs granted in 2022. The actual number of PSUs, if any, that will vest will be based on the level of achievement of the applicable performance goal as of the actual end of the applicable performance period. For more on the terms of awards granted in 2022, see pages 84 and 85 of the Compensation Discussion and Analysis included in this Proxy Statement.

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Executive Compensation Tables (continued)

Option Exercises and Stock Vested in 2022 Table
The following table contains information concerning each exercise of stock options and each vesting of PSUs and restricted stock awards during 2022 (including PSUs and RSUs that vested on December 31, 2022 but did not settle until early 2023) for each of the named executive officers:
Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) (1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (2) (3)
D. Peterson	—	$—	33,466	$11,355,517
E. Steenbergen	—	$—	10,052	$3,411,557
M. Cheung	—	$—	6,815	$2,311,087
A. Kansler	—	$—	823	$275,656
D. Draper	—	$—	3,138	$1,069,563

(1)
Represents the amount realized based on the difference between the closing price of the Company’s common stock on the date of exercise and the grant price.

(2)
Represents the amounts realized based on the closing price of the Company’s common stock on the applicable valuation date.

(3)
Includes performance-based RSUs earned by our named executive officers for the three-year performance period beginning in fiscal year 2020 that vested on December 31, 2022, and a portion of the time-based RSUs granted in previous fiscal years that vested during 2022.

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Executive Compensation Tables (continued)

Pension Benefits
2022 Pension Benefits Table
The following table contains information with respect to each Plan of the Company that provides for payments or other benefits to the named executive officers at, following or in connection with retirement:
Name	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit ($) (1)(2)
D. Peterson	ERP	—	$—
	ERPS	—	$—
	Total		$—
E. Steenbergen	ERP	—	$—
	ERPS	—	$—
	Total		$—
M. Cheung	ERP	1	$17,602
	ERPS	1	$—
	Total		$17,602
A. Kansler	ERP	—	$—
	ERPS	—	$—
	Total		$—
D. Draper	ERP	—	$—
	ERPS	—	$—
	Total		$—

(1)
The benefit amounts shown in the table are actuarial present values of the benefits accumulated through December 31, 2022, as described below. The actuarial present value is calculated by estimating the expected future payments starting at an assumed retirement age, weighting the estimated payments by the estimated probability of surviving to each post-retirement age, and discounting the weighted payments at an assumed discount rate to reflect the time value of money. The actuarial present value represents an estimate of the amount which, if invested today at an assumed discount rate of 5.63% for the ERP and 5.58% for the ERPS, would be sufficient on an average basis to provide the estimated future payments based on the benefit currently accrued. The assumed retirement age for each named executive officer is the earliest age at which the executive could retire without any benefit reduction due to age. The actual benefit present values will vary from these estimates depending on many factors, including an executive’s actual retirement age.

(2)
As discussed further on page 103 of this Proxy Statement, on April 1, 2012 the Company “froze” the ERP and ERPS to new participants and future accruals. Final benefits for each named executive officer are calculated based on that date, and no additional adjustments are made based on additional service or pay after that date. Messrs. Peterson, Steenbergen, Kansler and Draper are not participants in the ERP and ERPS since they did not meet the eligibility requirements by April 1, 2012.

Ms. Cheung is entitled to retirement benefits under two defined benefit plans of the Company: the Employee Retirement Plan of S&P Global, Inc. and Its Subsidiaries (generally referred to as the “ERP”) and the S&P Global, Inc. Employee Retirement Plan Supplement (generally referred to as the “ERP Supplement” or “ERPS”). Messrs. Peterson, Steenbergen, Kansler, and Draper are not participants in these Plans because they did not meet the eligibility requirements before participation was frozen on April 1, 2012. Ms. Cheung was fully vested in the benefits pursuant to both the ERP and ERPS as of December 31, 2022.
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Employee Retirement Plan of S&P Global Inc. and Its Subsidiaries (“ERP”)
The Company sponsors a qualified defined benefit pension Plan to provide retirement benefits to eligible U.S.-based employees of the Company, which was frozen to new participants and future accruals as of April 1, 2012. The Plan pays benefits at retirement to participants who terminate or retire from the Company after meeting the eligibility requirements for a benefit. The retirement benefit is based on a percentage of a participant’s total Plan compensation during such participant’s employment with the Company (this is called a career pay formula).
A Plan participant’s annual benefit accrual under the ERP is calculated as 1% of Plan compensation. The Plan compensation includes the participant’s base salary and short-term incentive award. Because this is a qualified Plan, the Plan compensation is restricted by the compensation limit imposed by the Internal Revenue Code. In 2012, the last year for which any benefits accrued under the ERP, this compensation limit was $250,000. The retirement benefit payable from this Plan is the sum of each year’s annual benefit accrual. This amount is available unreduced at the earlier of the Plan’s normal retirement age of 65 or age 62 if a participant has 10 years of service with the Company. If a participant has attained age 55 with 10 years of service with the Company, an early retirement benefit is available. The benefit is reduced by 4% per year for each year of payment prior to age 62 to reflect the earlier payments.
Participants can choose from among several optional forms of annuity payments under the ERP. A participant receives the highest monthly payment under a single life annuity, while the other payment forms result in a lower monthly benefit generally because payment may be made to a surviving joint annuitant or beneficiary following the participant’s death.
The present value estimates shown in the Pension Benefits Table assume payment of the named executive officers’ accumulated benefits under the ERP, based on pay and service earned through April 1, 2012, in the form of a single life annuity commencing on the earliest date the benefits are available unreduced (age 62 in the case of Ms. Cheung, since she had completed 11 years of vesting service as of December 31, 2022). The values assume a discount rate of 5.63% and a mortality assumption based on the fully generational PRI-2012 mortality table with MP-2022 improvement scale.
S&P Global Inc. Employee Retirement Plan Supplement (“ERPS”)
The Company also maintains a non-qualified pension Plan, which was similarly frozen to new participants and future accruals as of April 1, 2012. Prior to the freeze, this Plan was intended to help attract and retain the executive workforce by providing benefits incremental to those permitted under the qualified pension Plan.
The ERPS is designed to restore retirement benefits that cannot be paid under the ERP due to Internal Revenue Code limits. The benefit provided under the ERPS will effectively equal the difference between the benefit that would have been earned under the ERP, without regard to any pay or benefit limits, and the actual benefit payable under the ERP.
All Plan participants of the ERP are potentially eligible for the ERPS, including Ms. Cheung, provided that her ERP benefits are limited by the Internal Revenue Code limits. In general, a participant’s annual accrual under the ERPS is determined based on 1% of the Plan compensation under the ERP in excess of the Internal Revenue Code compensation limit for that year ($250,000 in 2012). The retirement benefit payable under the ERPS is the sum of each year’s annual benefit accrual. ERPS payments commence one year following separation from service or, if later, age 65, or age 62 with 10 years of service with the Company.
The present value estimates shown in the Pension Benefits Table for accumulated benefits under the ERPS assume a discount rate of 5.58% and are determined using the same payment and mortality assumptions as were used to estimate the values shown under the ERP.
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Executive Compensation Tables (continued)

2022 Non-Qualified Deferred Compensation Table
The following Non-Qualified Deferred Compensation Table contains information concerning our various non-qualified savings and deferral plans offered to our named executive officers. The Key Executive Short-Term Incentive Deferred Compensation Plan (“ST Incentive Deferred Comp”) permits executives to defer amounts previously earned on a pre-tax basis. The SIPS & ERAPS Plan is the S&P Global Inc. 401(k) Savings and Profit Sharing Plan Supplement.
Name	Plan	Executive Contributions in Last Fiscal Year ($) (1)	Company Contributions in Last Fiscal Year ($) (2)	Aggregate Earnings in Last Fiscal Year ($) (3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($) (4)
D. Peterson	SIPS & ERAPS	$1,400,417	$616,183	$151,438	$—	$9,271,436
	ST Incentive Deferred Comp	$—	$—	$14,588	$—	$654,559
	Total	$1,400,417	$616,183	$166,026	$—	$9,925,995
E. Steenbergen	SIPS & ERAPS	$129,180	$236,830	$30,262	$—	$1,904,519
	ST Incentive Deferred Comp	$—	$—	$—	$—	$—
	Total	$129,180	$236,830	$30,262	$—	$1,904,519
M. Cheung	SIPS & ERAPS	$354,833	$195,158	$29,288	$—	$1,897,427
	ST Incentive Deferred Comp	$—	$—	$—	$—	$—
	Total	$354,833	$195,158	$29,288		$1,897,427
A. Kansler	SIPS & ERAPS	$—	$—	$—	$—	$—
	ST Incentive Deferred Comp	$—	$—	$—	$—	$—
	Total	$—	$—	$—	$—	$—
D. Draper	SIPS & ERAPS	$108,300	$198,550	$2,771	$—	$311,371
	ST Incentive Deferred Comp	$—	$—	$—	$—	$—
	Total	$108,300	$198,550	$2,771	$—	$311,371

(1)
Reflects executive contributions to the Company’s 401(k) Savings and Profit Sharing Plan Supplement for the 2022 fiscal year, as further described below.

(2)
Reflects Company contributions to the Company’s 401(k) Savings and Profit Sharing Plan Supplement for the 2022 fiscal year, all of which are reported in the All Other Compensation column of the Summary Compensation Table on pages 94 through 96 of this Proxy Statement.

(3)
Reflects non-qualified deferred compensation earnings under the Company’s 401(k) Savings and Profit Sharing Plan Supplement and Key Executive Short-Term Incentive Deferred Compensation Plan.

(4)
This column includes the following aggregated amounts that were disclosed in the Summary Compensation Tables of prior Proxy Statements: $2,918,902 for Mr. Peterson; $925,438 for Mr. Steenbergen; $411,128 for Ms. Cheung; $0 for Mr. Kansler; and $0 for Mr. Draper.

The amounts shown as Company contributions represent employer savings and profit sharing contributions under the 401(k) Savings and Profit Sharing Plan Supplement. In 2013, the employer contribution for the savings plan component increased to 6% of eligible compensation above the IRS compensation limit. In 2014 and later years, participants are required to make employee contributions under the 401(k) Savings and Profit Sharing Supplement to receive the employer contributions to the savings plan component, and the amount of the employer contribution will be based on the amount of the employee contribution, up to 6% of eligible compensation above the IRS compensation limit. In 2012 and 2013, participants were required to make the maximum pre-tax contribution under the qualified 401(k) Savings and Profit Sharing Plan in order to receive the savings plan component supplement. These amounts are also included in the All Other Compensation column in the Summary Compensation Table on pages 94 through 96 of this Proxy Statement. Account balances under the 401(k) Savings and Profit Sharing Plan Supplement are currently credited with interest at the rate earned on the 401(k) Savings and Profit Sharing Plan Stable Assets fund. The annual rate of interest credited under the Plan was 1.83% for the 2022 fiscal year. Account balances under the 401(k) Savings and Profit Sharing
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Plan Supplement are distributed to executives in the year following the year in which the executive separates from service. Prior to 2014, executives could elect to defer all or part of their annual incentive award payment under the Key Executive Short-Term Incentive Deferred Compensation Plan. Earnings on amounts deferred under the Key Executive Short-Term Incentive Deferred Compensation Plan are credited at a rate equal to 120% of the applicable Federal Long-Term Rate as prescribed by the Internal Revenue Service in December of the year prior to the year in which the compensation is credited under the Plan. The interest rate that applied to outstanding balances during the 2022 fiscal year was 2.28%. Account balances under the Key Executive Short-Term Incentive Deferred Compensation Plan are distributed to executives in accordance with their individual elections. Participants may elect to receive their deferred award payments in a single lump sum or in up to 15 equal annual installments. Payments may commence within 60 days of retirement or termination or as of January 1 of the year following the year in which such event occurs.
In 2014, the Company enhanced the 401(k) Savings and Profit Sharing Plan Supplement to allow for deferrals of up to 25% of eligible pay above the IRS Compensation limit. As a result of this change, the Company decided to no longer offer a deferral opportunity under the Key Executive Short-Term Incentive Compensation Plan.
Potential Payments Upon Termination or Change-in-Control
The NEOs may be eligible to receive certain payments and benefits under our severance, incentive and retirement plans in connection with the named executive officer’s termination of employment or a change-in-control. Described below are the specific events that would trigger the payments and benefits, and the estimated payments and benefits that would be provided to the named executive officers upon the occurrence of these events.
Severance Plans
Senior Executive Severance Plan
The NEOs, other than Mr. Kansler, are eligible for severance benefits under our Senior Executive Severance Plan upon the occurrence of the following triggering events:
•
the Company terminates the executive’s employment other than for cause;
•
the executive resigns due to an adverse change in the executive’s functions, duties or responsibilities that would cause the executive’s position to have substantially less responsibility, importance or scope; or
•
the executive resigns due to a reduction of the executive’s base salary by 10% or more.
In addition, the executive will be eligible for severance benefits if the executive resigns following a change-in-control because:
•
the executive’s base salary is reduced (other than a reduction of less than 10% as part of a Company wide salary reduction) below the highest rate in effect since the beginning of the 24-month period prior to the change-in-control;
•
the executive’s annual or long-term incentive opportunity is materially less favorable than at any time since the beginning of the 24-month period prior to the change-in-control;
•
the aggregate value of the executive’s pension and welfare benefits is materially reduced;
•
the executive is required to transfer to a principal business location that increases the distance to the executive’s residence by more than 35 miles;
•
there is an adverse change in the executive’s title or reporting relationship or an adverse change by the Company in the executive’s authority, functions, duties or responsibilities (other than that which results solely from the Company ceasing to have a publicly traded class of common stock or the executive no longer serving as the chief executive, or reporting to the chief executive, of an independent, publicly traded company as a result thereof), which change would cause the executive’s position with the Company to become one of substantially less responsibility, importance or scope; or
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Executive Compensation Tables (continued)

•
a successor to the Company fails to adopt the Plan.
A termination for “cause” generally means a termination due to misconduct that results in, or could reasonably be expected to result in, material damage to the Company’s property, business or reputation.
A “change-in-control” generally means:
•
a person or group acquires 20% or more of the Company’s voting securities;
•
the members of our Board of Directors, together with persons approved by a majority of those members or persons approved by them, no longer make up a majority of the Board;
•
consummation of a merger or consolidation involving the Company if our voting securities do not represent more than 50% of the outstanding shares and voting power of the company surviving the transaction; or
•
our shareholders approve the liquidation or dissolution of the Company.
A change-in-control by reason of a change in a majority of our Board, as described above, could arise, for example, as a result of a contested election (or elections) in which shareholders elect a majority of the members of the Board from nominees who are not nominated for election by the incumbent Board.
Under the Plan, as it was in effect as of December 31, 2022, each named executive officer (other than the CEO and Mr. Kansler, whose severance benefits are described below separately) was eligible to receive the following severance benefits upon the occurrence of one of the termination events described above:
•
continued payment of the executive’s base salary and participation in the Company’s non-qualified retirement, life, medical, dental, accidental death and disability insurance benefit plans during a severance period of 12 months;
•
a lump sum payment at the end of the severance period equal to six months of the executive’s base salary; and
•
an additional lump sum severance payment at the end of the severance period equal to 10% of the lump sum payment calculated above in lieu of continued benefits.
Under the Plan, as it was in effect as of December 31, 2022, the CEO, Mr. Peterson, was eligible to receive the following severance benefits upon the occurrence of one of the termination events described above:
•
continued payment of the executive’s base salary and participation in the Company’s non-qualified retirement, life, medical, dental, accidental death and disability insurance benefit plans during a severance period of 12 months;
•
a lump sum payment at the end of the severance period equal to 12 months of the executive’s base salary; and
•
an additional lump sum severance payment at the end of the severance period equal to 10% of the lump sum payment calculated above in lieu of continued benefits.
If the triggering event takes place following a change-in-control, then (i) the total severance payments for all named executive officers (including Mr. Peterson) during the 12-month severance period would be equal to the sum of the executive’s annual base salary and annual target incentive award, and (ii) the lump sum payment due at the end of the severance period would also be equal to the sum of the executive’s annual base salary and annual target incentive award, increased by an amount equal to 10% of the lump sum in lieu of benefits. In each case, to receive the separation pay due under the Plan, the executive would have to sign a general release of claims against the Company.
Severance Arrangements with Mr. Kansler
In connection with the merger with IHS Markit, S&P Global entered into a term sheet with Mr. Kansler, dated January 7, 2021, which provides for special, enhanced severance benefits during the period from the closing of the merger on February 28, 2022 until the second anniversary of the closing (the “Protection Period”). During
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the Protection Period, Mr. Kansler is eligible for the following severance benefits if S&P Global terminates his employment without cause or if he resigns for good reason (each as defined in his employment agreement with IHS Markit, dated February 15, 2018):
•
a lump sum payment of his target annual cash incentive opportunity for the year of Mr. Kansler’s termination, prorated based on length of service through his termination date;
•
a severance payment equal to two times the sum of his annual base salary and target annual cash incentive opportunity, payable in 12 equal monthly installments; and
•
continued participation in S&P Global’s medical, dental and vision plans for 24 months following his termination date.
To receive the severance benefits described above, Mr. Kansler is required to sign a general release of claims against the Company. In addition, the term sheet provides for accelerated vesting of Mr. Kansler’s legacy IHS Markit equity awards assumed by S&P Global at the closing of the merger, as set forth in the merger agreement with IHS Markit and further described below on page 110 of this Proxy Statement. At the end of the Protection Period, Mr. Kansler will become a participant of the Senior Executive Severance Plan, along with our other senior executives.
General Severance Treatment
In general, if payments under the Senior Executive Severance Plan are considered “excess parachute payments” under Section 280G of the Internal Revenue Code, then a deduction to the Company will be disallowed and the executive will be subject to an excise tax equal to 20% of the excess parachute payment amount. Because of the way the excise tax is calculated, in certain circumstances, the executive may receive a larger after-tax amount (and the Company will be entitled to a larger tax deduction) if the gross amount payable to the executive is reduced. In this case, certain of the executive’s payments would be “cut back” to the largest amount that would not result in payment of any excise tax.
Severance payments to the named executive officers that constitute non-qualified deferred compensation under Section 409A of the Internal Revenue Code will generally be delayed during the first six months following the executive’s termination, as required under Section 409A, and installments that would have otherwise been paid during the six-month delay will be paid in a lump sum following the end of the six-month delay.
Estimated Severance as of December 31, 2022
The following table shows the estimated payments and benefits that would have been provided to each NEO if the executive’s employment had involuntarily terminated on December 31, 2022:
Name	Payment on Termination ($) (1)	Payment on Termination Following Change-in-Control ($) (2)
D. Peterson	$2,839,172	$10,080,000
E. Steenbergen	$1,293,761	$4,882,500
M. Cheung	$1,175,768	$4,725,000
A. Kansler	$6,040,778	$6,040,778
D. Draper	$1,021,777	$3,465,000

(1)
The estimated payment on termination reflects the amount payable, including the estimated value of continued benefit coverage during the severance period.

(2)
For all NEOs, other than Mr. Kansler, the estimated payment on termination following a change-in-control includes the severance benefit payable under the applicable plan, plus 10% of the lump sum portion of the severance amount in lieu of continued benefit coverage. For Mr. Kansler, the estimated payment includes the amount payable according to his special severance arrangement described above.

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Executive Compensation Tables (continued)

Key Executive Short-Term Incentive Compensation Plan
The NEOs may receive a portion of their annual incentive award under the Company’s Key Executive Short-Term Incentive Compensation (“STIC”) Plan if the executive terminates employment because of death, disability or retirement, or if the Company terminates the executive’s employment other than for cause. Payments are prorated for the period the executive was employed during the year and are made to the executive in a lump sum on the regular payment date under the Plan.
If there is a change-in-control, each named executive officer will generally receive a payment equal to the average of the NEO’s annual incentive award payments for the preceding three years, prorated for the period elapsed through the date of the change-in-control. The Company may also pay the executive any additional amount necessary to reflect the actual achievement of the Company performance objectives and individual performance criteria for the executive through the date of the change-in-control.
Estimated Short-Term Incentive Payments as of December 31, 2022
The following table shows the estimated payments that would have been provided under the Key Executive Short-Term Incentive Compensation (“STIC”) Plan to each named executive officer if the executive’s employment had terminated on December 31, 2022, or if a change-in-control had occurred on that date:
Name	Payment on Termination ($) (1)	Payment on Change-in-Control ($) (2)
D. Peterson	$3,450,000	$4,004,333
E. Steenbergen	$1,500,000	$1,569,333
M. Cheung	$1,500,000	$1,276,667
A. Kansler	$1,500,000	$1,126,055
D. Draper	$1,000,000	$1,230,000

(1)
This assumes 2022 full-year target level of achievement for the named executive officers. The actual payments under the Company’s STIC Plan are reflected in the Summary Compensation Table on pages 94 through 96 of this Proxy Statement.

(2)
Reflects the average of the actual payments paid over the preceding three years for all NEOs, other than Messrs. Kansler and Draper.

For Mr. Kansler, pursuant to the terms of the STIC Plan for executive’s who did not participate in the Plan during the preceding three years, this amount reflects (x) Mr. Kansler’s annual base salary, multiplied by (y) the average of the change-in-control payments to be paid to the other participants of the same grade level and in a similar business unit, divided by (z) the average of such other participants’ annual base salaries.
For Mr. Draper, this amount reflects the average of Mr. Draper’s actual payments for the years in which he participated in the STIC Plan.
Stock Incentive Plan
Each of the named executive officers has been granted PSUs, RSUs and/or stock options under the Company’s 2002 Stock Incentive Plan and 2019 Stock Incentive Plan. In addition, Mr. Kansler holds legacy IHS Markit awards under the IHS Markit 2014 Equity Incentive Award Plan. These awards are described on pages 97 and 100 of this Proxy Statement. The general treatment of these equity awards upon an executive’s termination of employment or a change-in-control is described below.
Performance Share Units
If the executive terminates employment due to retirement or disability, or in the event of termination of employment by the Company other than for cause, with the approval of the Compensation Committee, the executive receives the number of shares that would be payable under the terms of the award based on the
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actual performance for the performance period, prorated for the period of time during the award cycle that the executive was employed and during which the executive receives separation pay. Delivery of the awarded shares is made in the year following the normal maturity date for the award.
In the case of the executive’s death, the number of shares awarded is based on actual performance for the performance period, prorated for the period of time completed during the award cycle. Delivery of the awarded shares is made by March 15 of the year following the executive’s death.
In the event of a change-in-control during the performance period, if assumed on substantially the same terms and conditions, the PSU awards will convert into an award of time-vesting RSUs with respect to a number of shares determined as follows: if less than 50% of the performance period has elapsed, the number of shares will be based on target performance, and if 50% or more of the performance period has elapsed, the number of shares will be based on actual performance as of the change-in-control. The converted RSUs will then continue to vest pursuant to the original vesting schedule of the PSUs, except that they will vest in full if the executive’s employment is terminated due to retirement, disability or death or by the Company without cause. If the awards are not so assumed, they will be deemed to be earned at the higher of target or actual performance as of the change-in-control date, and the award will vest in full.
Restricted Stock Units
If the executive terminates employment due to retirement, disability or death, or, with the approval of the Compensation Committee, if the Company terminates the executive other than for cause, the executive is eligible to receive a portion of the shares that are covered by the outstanding RSUs. In the case of the executive’s death, delivery of the awarded shares is made within 60 days following the date of the employee’s passing.
In the event of a change-in-control during the vesting period, if assumed on substantially the same terms and conditions, RSUs will roll over into awards of the successor company’s stock and will remain outstanding subject to their original vesting terms, except that they will vest in full if the executive’s employment is terminated due to retirement, disability or death or by the Company without cause within 24 months following the change-in-control. If RSUs are not so assumed, they will vest in full upon the change-in-control.
Stock Options
If the executive terminates employment due to death, disability or normal retirement, the executive’s stock options will vest in full. In addition, in the case of death, the options will be exercisable for one year following the date of death, and, in the case of disability or retirement, until the end of the option term. If the executive terminates employment due to early retirement, generally, the vesting of the executive’s stock options will not accelerate, but, to the extent they are vested at the time of retirement and the executive is 55 or older with 10 years of continuous service, the options will be exercisable until the end of the option term.
In the event of a change-in-control, all outstanding stock options will vest in full and will either be converted into awards based on the common stock of the surviving company or paid to the executive in cash. Cash payments under options will be equal to the value of the option shares, generally the highest price per share paid in the change-in-control, less the exercise price of the shares.
Founders Grants
In the event of the executive’s termination of employment by the Company other than for cause, with the approval of the Compensation Committee, the executive receives the number of shares that would be payable under the terms of the award based on the actual performance for the performance period, prorated for the period of time during the award cycle that the executive was employed and during which the executive receives separation pay. If the award synergy target is not achieved in full by the end of the performance period, the award will be forfeited in its entirety and the executive will not be entitled to any pro rata shares. Delivery of the awarded shares is made in the year following the normal maturity date for the award.
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Executive Compensation Tables (continued)

In the event of a change-in-control during the performance period, if assumed on substantially the same terms and conditions, the awards will convert into an award of time-vesting RSUs and the performance-vesting condition will be deemed to have been satisfied as of the change-in-control. The converted RSUs will then continue to vest pursuant to the original vesting schedule of the PSUs, except that they will vest in full if the executive’s employment is terminated by the Company without cause within 24 months of the change-of-control. If the awards are not so assumed, the awards will vest in full upon the change-in-control.
Mr. Kansler’s Legacy IHS Markit Awards
If Mr. Kansler (1) experiences a termination of employment by S&P Global without cause or (2) terminates his employment for good reason during the 18-month period following the closing of the merger with IHS Markit (each as defined in the merger agreement and together a “Qualifying Termination”), subject to his execution and non-revocation of a release, he is entitled to full service-vesting of his converted S&P Global RSU awards in respect of his legacy IHS Markit RSU and PSU Awards. Upon a Qualifying Termination, the actual number of shares of S&P Global common stock with respect to which Mr. Kansler’s legacy IHS Markit PSU awards (as converted into S&P Global RSU awards) will vest will equal the product determined by multiplying (1) the RSU target number by (2) the applicable vesting percentage set forth in the merger agreement and described below:
•
For Mr. Kansler’s 2020 IHS Markit PSUs, 175% of the converted RSU awards will vest into shares of S&P Global common stock.
•
For Mr. Kansler’s 2021 IHS Markit PSUs, 150% of the converted RSU awards will vest into shares of S&P Global common stock.
Estimated Long-Term Award Payments as of December 31, 2022
The following table shows the estimated payments and benefits that would have been provided to each named executive officer in respect of outstanding PSUs and RSUs under the Company’s 2019 Stock Incentive Plan and, in the case of Mr. Kansler’s legacy IHS Markit awards, the IHS Markit 2014 Equity Incentive Award Plan, if the executive’s employment had terminated on December 31, 2022, or if a change-in-control had occurred on that date:
Name	Termination of Employment			Change-in-Control
	Stock Options ($)	Long-Term Awards ($) (1) (2)	Total ($)	Stock Options ($)	Long-Term Awards ($) (1) (3)	Total ($)
D. Peterson	$—	$18,095,803	$18,095,803	$—	$25,719,373	$25,719,373
E. Steenbergen	$—	$5,273,630	$5,273,630	$—	$7,320,784	$7,320,784
M. Cheung	$—	$4,047,750	$4,047,750	$—	$5,887,240	$5,887,240
A. Kansler	$—	$5,959,587	$5,959,587	$—	$7,260,159	$7,260,159
D. Draper	$—	$1,100,278	$1,100,278	$—	$1,571,204	$1,571,204

(1)
Dollar value determined using SPGI’s December 31, 2022 closing stock price of $334.94.

(2)
For all NEOs, this column reflects (i) actual achievement in the 2020 PSU award cycle; (ii) prorated participation and target achievement through December 31, 2022 in the 2021 and 2022 annual PSU award cycles upon death, disability or retirement, or involuntary termination without cause, with the consent of the Compensation Committee; and (iii) prorated participation and actual achievement through December 31, 2022 for the 2022 Founders Grants upon involuntary termination without cause, with the consent of the Compensation Committee. This amount also reflects pro rata vesting of time-based RSUs for all NEOs, other than Mr. Kansler.

For Mr. Kansler, pursuant to the terms of the merger agreement as described above, this column reflects payment of his converted S&P Global RSUs in respect of (i) legacy 2020 IHS Markit PSUs at 175% of target; and (ii) legacy 2021 IHS Markit PSUs at 150% of target.
(3)
Reflects (i) actual achievement of the 2020 PSU award; (ii) target achievement of the performance goals for the 2021 and 2022 annual PSU awards; and (iii) target achievement of the performance goals for the 2022

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Founders Grants, in each case, in the event such awards are not assumed upon a change-in-control. This amount also includes full vesting of time-based RSU awards, in the event such awards are not assumed.
CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the applicable SEC rules, we are providing the following information about the relationship of the annual total compensation of our employees (based on the median, as described below) and that of our President and CEO. We believe that the pay ratio included in this information is a reasonable estimate calculated in a manner consistent with SEC rules.
•
For 2022, the median annual total compensation of all our employees (other than our CEO) was $35,926, and the annual total compensation of our CEO was $28,637,507, as reported in the “2022 Summary Compensation Table” on page 94.
•
Based on this information, for 2022, the ratio of the annual total compensation of our CEO to the median annual total compensation of all other employees was estimated to be 797 to 1.
Supplemental Ratio Excluding One-Time Grant
We note that our CEO’s annual total compensation in 2022 was significantly impacted by his special, one-time Founders Grant in the form of performance-based RSUs, which had a grant date value of $10,000,000. Excluding this special award, made in connection with our transformative merger with IHS Markit, our pay ratio would have been 519 to 1. In light of the CEO’s special Founders Grant, payment of which is entirely subject to continued employment and full achievement of a $480 million synergy target over a three-year performance period, we believe this supplemental ratio is a more representative indication of how our CEO pay compares to that of our global workforce. For more information on this grant, see page 86 of this Proxy Statement.
Our Workforce
As a Company with a global workforce, we invest in our employees at all levels and are committed to providing competitive pay and benefits in every business and geography in which we operate. Market pay levels and pay practices are important factors that we consider in setting competitive compensation that rewards performance and meets the needs of our diverse workforce. With offices in 35 countries and approximately 76% of our employees located outside the United States in 2022 based on SEC requirements for identifying the total employee population, the global footprint of our business drives the median pay level at S&P Global.
       2023 Proxy Statement       111

Executive Compensation Tables (continued)

Methodology
Pursuant to the SEC rules, the median annual total compensation of all our employees (other than the CEO) is based on the annual total compensation of our “median employee.” We identified the median employee for our pay ratio in 2022 using the following methodology:
•
We considered the compensation of 41,202 S&P Global employees (other than the CEO) as of December 31, 2022 based on SEC pay ratio requirements for identifying the total employee population. These employees were located worldwide, with approximately 24% of the employees located in the United States, and the remaining 76% of the employees located in jurisdictions outside the United States. We did not exclude any countries and we did not make any adjustments for cost of living.
•
We used total cash compensation, consisting of total base pay, plus bonus and commission payments, for the trailing 12-month period from January 1, 2022 to December 31, 2022 as the compensation measure for identifying our median employee. The compensation measure was consistently applied to all employees across our global workforce.
•
Using this methodology, we determined that the median employee was a full-time, salaried employee who provides services as a junior professional at one of our operations sites in the Asia Pacific region.
SEC rules permit us to identify the median employee only once every three years, unless there have been changes in our employee population or employee compensation arrangements that we believe would result in a significant change in our pay ratio disclosure. In determining our 2022 pay ratio, we determined our employee population changed significantly following the closing of the merger with IHS Markit; therefore, we identified a
112       2023 Proxy Statement

Executive Compensation Tables (continued)

median employee using the methodology described above. We calculated the median employee’s annual total compensation in the same manner as the named executive officers in the “2022 Summary Compensation Table” beginning on page 94 and used an average rate of exchange from local currency to U.S. dollars for the 12-month period ending on December 31, 2022.
The SEC rules for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to exclude up to 5% of the workforce, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, our pay ratio may not be comparable to the ratio reported by other companies, as other companies have different employee populations, geographic locations, business strategies and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
       2023 Proxy Statement       113

Executive Compensation Tables (continued)

Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, the following table provides information about the relationship between executive “Compensation Actually Paid” (as defined by SEC rules) and certain financial performance measures.
Our Compensation Committee believes in linking executive pay to Company performance and heavily weights variable compensation to reward achievements against pre-established, quantifiable financial performance objectives and individual strategic performance objectives. With the majority of executive pay delivered as variable incentive compensation and in the form of equity-based awards that track our stock price performance over time, the value ultimately realized by our executives is directly tied to shareholder value creation. Please see the Compensation Discussion & Analysis sections of this Proxy Statement for more information regarding the decisions made by our Compensation Committee regarding CEO and NEO pay for performance alignment, and the compensation actually received by our NEOs, which differs from the amounts in the table set forth below.
“Compensation Actually Paid”, calculated in accordance with SEC rules, requires several adjustments to the values of our vested and unvested equity awards based on year-end stock price, various accounting valuation assumptions and projected performance payout factors. As a result, the amounts in the table below do not reflect the actual amount of compensation earned or paid to our NEOs, and the Compensation Committee did not consider these amounts when making its incentive compensation decisions.
	Value of Initial Fixed $100 Investment Based On:
Year (a)	Summary Compensation Table Total for CEO (1) ($) (b)	“Compensation Actually Paid” to CEO (2) ($) (c)	Average Summary Compensation Table Total for Non-CEO NEOs (1) ($) (d)	“Compensation Actually Paid” to Non-CEO NEOs (2) ($) (e)	Total Shareholder Return (3) ($) (f)	Peer Group Total Shareholder Return (3) ($) (g)	Net Income (in Millions) (4) ($) (h)	Non-GAAP Pro Forma ICP Adjusted Earnings Per Share (5) ($) (i)
2022	$28,637,507	$(9,225,719)	$11,341,452	$3,426,362	(28.4)%	(23.9)%	$3,522	$11.19
2021	$16,143,770	$45,607,587	$5,083,397	$11,305,553	44.7%	28.1%	$3,263	$11.63
2020	$15,077,269	$31,868,869	$4,792,308	$7,574,701	21.4%	21.3%	$2,534	$9.83

(1)
Compensation for our CEO, Douglas L. Peterson, reflects the amounts reported in the “Summary Compensation Table” for the respective years. Average compensation for non-CEO NEOs is based on the compensation of the following NEOs: (i) in 2022, Ewout L. Steenbergen, Martina Cheung, Adam Kansler and Daniel E. Draper, (ii) in 2021, Ewout L. Steenbergen, John L. Berisford, Martina Cheung and Saugata Saha and (iii) in 2020, Ewout L. Steenbergen, John L. Berisford, Martina Cheung and Daniel E. Draper.

(2)
“Compensation actually paid” for our CEO and average “compensation actually paid” for our non-CEO NEOs in each of 2022, 2021 and 2020 reflect the respective summary compensation table total amounts as set forth in columns (b) and (d) of the table above, adjusted as set forth in the table below, as determined in accordance with SEC rules. For information regarding the decisions made by our Compensation Committee in regards to the CEO’s and other NEOs’ compensation for fiscal year 2022, see pages 68 through 76 of this Proxy Statement.

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Executive Compensation Tables (continued)

	CEO 2022	CEO 2021	CEO 2020	Non-CEO NEOs 2022	Non-CEO NEOs 2021	Non-CEO NEOs 2020
Summary Compensation Table Total	$28,637,507	$16,143,770	$15,077,269	$11,341,452	$5,083,397	$4,792,308
Less Stock Award Value Reported in Summary Compensation Table for the Covered Year	$(23,799,992)	$(9,750,000)	$(9,000,000)	$(8,806,378)	$(2,575,000)	$(2,331,250)
Plus Year-End Fair Value of Outstanding Unvested Awards Granted in the Covered Year	$12,196,773	$16,228,634	$15,706,276	$6,261,720	$4,162,710	$3,275,930
Change in Fair Value of Outstanding Unvested Awards from Prior Years	$(10,838,932)	$11,626,348	$3,263,498	$(2,385,186)	$2,191,870	$569,471
Plus Fair Value as of the Vesting Date of Vested Awards Granted in the Covered Year	$1,171,620	$1,255,806	$1,249,831	$229,015	$283,158	$235,617
Change in Fair Value of Awards from Prior Years that Vested in the Covered Year	$(17,154,377)	$9,639,053	$5,150,492	$(3,275,830)	$2,113,825	$1,009,652
Less Fair Value of Awards Forfeited during the Covered Year	$—	$—	$—	$—	$—	$—
Plus Fair Value of Incremental Dividends or Earnings Paid on Stock Awards	$561,682	$463,975	$421,503	$61,569	$45,593	$28,952
Less Aggregate Change in Actuarial Present Value of Accumulated Benefit Under Pension Plans	$—	$—	$—	$—	$—	$(5,980)
Plus Aggregate Service Cost and Prior Service Cost for Pension Plans	$—	$—	$—	$—	$—	$—
“Compensation Actually Paid”	$(9,225,719)	$45,607,587	$31,868,869	$3,426,362	$11,305,553	$7,574,701
Fair values of equity awards set forth in the table above are computed in accordance with FASB ASC Topic 718 as of the end of the respective fiscal year, other than fair values of equity awards that vest in the covered year, which are valued as of the applicable vesting date.
The aggregate change in actuarial present value of accumulated benefit under pension plans reflects the amount reported for the applicable year in the Summary Compensation Table. Service cost is calculated as the actuarial present value of benefits under all pension plans attributable to services rendered during the applicable fiscal year. Prior service cost is calculated as the entire cost of benefits granted (or credit for benefits reduced) in a plan amendment (or initiation) during the covered fiscal year that are attributable by the benefit formula to services rendered in periods prior to the applicable amendment.
(3)
TSR is cumulative for the measurement periods beginning on December 31, 2019 and ending on December 31 of each of 2022 (the “2020-2022 Measurement Period”), 2021 (the “2020-2021 Measurement Period”) and 2020 (the “2020 Measurement Period”), respectively, calculated in accordance with Item 201(e) of Regulation S-K. The peer group for purposes of this table is (i) with respect to the 2020-2021 Measurement Period and the 2020 Measurement Period, respectively, the same as our peer group as set forth in the Company’s Annual Reports on Form 10-K for the years ended December 31, 2020 and 2021, and (ii) with respect to the 2020-2022 Measurement Period, (x) for the portion of such measurement period ending on December 31, 2021, the same as our peer group as set forth in our Annual Reports on Form 10-K for the years ended December 31, 2020 and 2021, and (y) for the portion of such measurement

       2023 Proxy Statement       115

Executive Compensation Tables (continued)

period beginning on January 1, 2022 and ending on December 31, 2022, the same as our peer group as set forth in our Annual Report on Form 10-K for the year ended December 31, 2022. In 2022, due to the closing of our merger, IHS Markit was removed from the Company’s peer group.
(4)
Reflects “Net Income” in the Company’s Consolidated Statements of Income included in the Company’s Annual Reports on Form 10-K for each of the years ended December 31, 2022, 2021 and 2020.

Relationship between “Compensation Actually Paid” and Performance
Calculated as required under SEC rules, the following graphs show the relationship between the “Compensation Actually Paid” to our CEO and other NEOs and the performance figures in the tabular disclosure above. As reflected in the table above and the graphs below, “Compensation Actually Paid” is directionally aligned with changes in the Company’s TSR and non-GAAP pro forma ICP Adjusted EPS over the past three fiscal years. Net income increased in 2022 as a result of the merger with IHS Markit, whereas “Compensation Actually Paid” decreased in the same year. We do not use TSR performance relative to a peer group or net income as performance measures for determining payouts under our incentive compensation programs.
Since the majority of executive pay is delivered as deferred equity-based awards (accounting for 74% of our CEO’s and 58% of our other NEOs’ total target annual compensation in 2022), the “Compensation Actually Paid” to our NEOs increased when our TSR increased, reflecting fluctuations in stock price and varying levels of achievement against pre-established goals under our variable incentive plans. Principally driven by the change in our stock price between 2021 and 2022 fiscal year ends and related changes in the anticipated payout of our in-flight PSU awards, “Compensation Actually Paid” to our CEO is a negative number in 2022. Our stock price and Company selected performance measures (described in the table below) were strong in 2020 and 2021, leading to higher “Compensation Actually Paid” in those years.
(1) “Compensation Actually Paid” and TSR
(2) “Compensation Actually Paid” and Net Income
We have selected non-GAAP pro forma ICP Adjusted EPS as the most important performance factor used to determine executive pay, as the sole performance metric for our 3-year long-term Performance Share Unit (“PSU”) awards, which is the largest component of executive pay.
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Executive Compensation Tables (continued)

(3) Compensation Actually Paid” and Non-GAAP Pro Forma ICP Adjusted EPS (1)
(1)
For the years 2021 and 2022, ICP Adjusted EPS is presented on a pro forma basis as if the merger with IHS Markit had closed on January 1, 2021. For 2020, ICP Adjusted EPS is presented on a stand-alone basis.

Our Most Important Performance Measures
The following table sets forth an unranked list of the performance measures which we view as the “most important” measures for linking our NEOs’ compensation to short- and long-term Company performance. For more information on how our Compensation Committee uses these metrics to assess the performance of our NEOs and determines executive compensation within our pay-for-performance compensation framework, please see the Compensation Discussion & Analysis sections of this Proxy Statement starting on page 53.
Performance Measure	Considerations

Non-GAAP Pro Forma ICP Adjusted Diluted Earnings Per Share (“EPS”)	Used as the sole metric for our 3-year long-term Performance Share Unit (PSU) Awards, which account for the largest component of executive pay, this metric drives long-term value creation for our shareholders, as it considers capital allocation decisions as well as the importance of continual discipline in operating performance

Non-GAAP Pro Forma ICP Adjusted Revenue Growth	Used to determine 35% of annual short-term incentive pool funding for our NEOs, this metric strengthens the importance of growth and scale to our Company

Non-GAAP Pro Forma ICP Adjusted EBITA Margin	Used to determine 35% of annual short-term incentive pool funding for our NEOs, this metric draws focus on margin expansion driven by revenue growth, cost discipline and productivity
For the years 2021 and 2022, adjusted financials are presented on a pro forma basis as if the merger with IHS Markit had closed on January 1, 2021. For 2020 adjusted financials are presented on stand-alone basis. For a reconciliation of the adjustments to comparable financial measures calculated in accordance with U.S. GAAP, please see Exhibit A.
       2023 Proxy Statement       117

DIRECTOR COMPENSATION

DIRECTOR COMPENSATION
2022 Director Compensation Table
Directors who are employees of the Company receive no additional compensation for serving on the Board or its Committees. The following table contains information regarding the compensation that the Company paid to the non-employee Directors in 2022.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	All Other Compensation ($) (2)	Total ($)

Marco Alverà	$127,000	$160,000	$60	$287,060

William J. Amelio (3)	$48,750	$66,667	$25	$115,442

Jacques Esculier (4)	$97,500 (11)	$146,667	$40	$244,207

Gay Huey Evans (5)	$95,830	$146,667	$35,667	$278,164

William D. Green	$125,000	$160,000	$50,060	$335,060

Stephanie C. Hill	$113,750	$160,000	$60	$273,810

Rebecca J. Jacoby	$112,000	$160,000	$60	$272,060

Robert P. Kelly (6)	$95,410 (11)	$146,667	$45	$242,122

Monique F. Leroux (7)	$47,915	$66,667	$25	$114,607

Ian P. Livingston	$115,497	$160,000	$25,060	$300,557

Deborah D. McWhinney (8)	$97,500	$146,667	$50,045	$294,212

Maria R. Morris	$132,000	$160,000	$50,060	$342,060

Edward B. Rust, Jr. (9)	$123,250	$160,000	$50,060	$333,310

Kurt L. Schmoke (10)	$45,830 (12)	$66,667	$25	$112,522

Richard E. Thornburgh	$260,000 (11)	$160,000	$50,060	$470,060

Gregory Washington	$113,332 (13)	$160,000	$50,060	$323,392

(1)
Represents grant date fair value calculated in accordance with FASB ASC Topic 718 for deferred stock credited under the Director Deferred Stock Ownership Plan, as described below. The assumptions used to calculate the grant date fair value of the deferred share credits were in accordance with FASB ASC Topic 718 as disclosed in Footnote 8 to the 2022 Consolidated Financial Statements, which appear in the Company’s Form 10-K filed with the SEC on February 10, 2023. The awards outstanding under this Plan as of December 31, 2022, further described on page 121 of this Proxy Statement, are as follows:

Name	# of Shares

Marco Alverà	3,115

William J. Amelio (a)	1,522

Jacques Esculier (b)	—

Gay Huey Evans (c)	—

William D. Green	13,136

Stephanie C. Hill	3,272

Rebecca J. Jacoby	6,055

Robert P. Kelly (d)	—

Monique F. Leroux (e)	3,751

Ian P. Livingston	511

Deborah D. McWhinney (f)	—

Maria R. Morris	3,551

Edward B. Rust, Jr. (g)	76,014

Kurt L. Schmoke (h)	48,187

Richard E. Thornburgh	3,368

Gregory Washington	203
118       2023 Proxy Statement

DIRECTOR COMPENSATION (continued)

(a)
Due to his retirement, Mr. Amelio’s balance of 1,522 shares was paid following the 2022 Annual Meeting.

(b)
Mr. Esculier joined the Board on February 28, 2022 and thus did not receive any deferred share credits in 2022.

(c)
Ms. Huey Evans joined the Board on February 28, 2022 and thus did not receive any deferred share credits in 2022.

(d)
Mr. Kelly joined the Board on February 28, 2022 and thus did not receive any deferred share credits in 2022.

(e)
Due to her retirement, Ms. Leroux’s balance of 3,751 shares was paid following the 2022 Annual Meeting.

(f)
Ms. McWhinney joined the Board on February 28, 2022 and thus did not receive any deferred share credits in 2022.

(g)
Due to his retirement on December 31, 2022, Mr. Rust’s balance of 77,249 shares was paid out on January 3, 2023.

(h)
Due to his retirement, Mr. Schmoke’s balance of 48,187 shares was paid following the 2022 Annual Meeting.

(2)
Represents life insurance premiums for all Directors and Company-made contributions under the S&P Global Matching Gift Program as follows:

Name	Company Charitable Match

Gay Huey Evans	$35,622

William D. Green	$50,000

Ian P. Livingston	$50,000

Deborah D. McWhinney	$50,000

Maria R. Morris	$50,000

Edward B. Rust, Jr.	$50,000

Richard E. Thornburgh	$50,000

Gregory Washington	$50,000

(3)
Mr. Amelio retired from the Board at the 2022 Annual Meeting, which was held on May 4, 2022.

(4)
Mr. Esculier joined the Board on February 28, 2022.

(5)
Ms. Huey Evans joined the Board on February 28, 2022.

(6)
Mr. Kelly joined the Board on February 28, 2022.

(7)
Ms. Leroux retired from the Board at the 2022 Annual Meeting, which was held on May 4, 2022.

(8)
Ms. McWhinney joined the Board on February 28, 2022.

(9)
Mr. Rust retired from the Board on December 31, 2022.

(10)
Mr. Schmoke retired from the Board at the 2022 Annual Meeting, which was held on May 4, 2022.

(11)
Voluntarily elected to fully defer all of this payment under the Director Deferred Stock Ownership Plan.

(12)
Voluntarily elected to defer one-half of this payment under the Director Deferred Stock Ownership Plan and the remaining one-half under the Director Deferred Compensation Plan.

(13)
Voluntarily elected to defer all of this payment under the Director Deferred Compensation Plan.

       2023 Proxy Statement       119

DIRECTOR COMPENSATION (continued)

DIRECTOR COMPENSATION AND GOVERNANCE
Overview of Key Best Practices
Our Director compensation program continues to align with long-term shareholder interests, including by the following:
DIRECTOR COMPENSATION PRACTICE		COMPANY POLICY	MORE DETAIL

✔	Emphasis on Equity Compensation	The most significant portion of non-employee Director compensation is the annual equity grant payable as an annual deferred share award.	Pg. 121

✔	Holding Requirement	Our non-employee Directors must hold all equity compensation granted to them in the form of deferred share credits during their tenure until they retire, and shares of the Company’s common stock underlying these awards are not delivered until following a Director’s termination of Board membership.	Pg. 122

✔	Robust Stock Ownership Guidelines	Our Director stock ownership guidelines require Directors to acquire five times (5x) the cash component of the annual Board retainer in Company stock within five years of election to the Board.	Pg. 122

✔	Anti-Hedging and Anti-Pledging Policy	Our anti-hedging and anti-pledging policy prohibits Directors from engaging in hedging and pledging transactions related to Company stock.	Pg. 122
Director Compensation Program
The Nominating Committee, comprised of independent Directors, periodically reviews the competitiveness of the Company’s non-employee Director compensation based on pay practices among the Company’s Proxy Peer Group, as described on page 64 of this Proxy Statement, and broader general industry practices for similarly sized companies in the S&P 500. The Committee recommends any changes to the Director compensation program in connection with this review to the Board.
The Committee periodically engages Pay Governance LLC, an independent compensation consultant, to review director compensation survey data and advise the Committee on changes, if any, to non-employee Director compensation. Based on the Committee’s review of the competitive market analysis and input from Pay Governance in 2018, the Committee recommended and the Board approved the current Director compensation program in 2019. The following table reflects the annual compensation to non-employee Directors for 2022 Board service, which remains unchanged from that paid in 2021:
120       2023 Proxy Statement

DIRECTOR COMPENSATION (continued)

Compensation Elements	2022
Annual Cash Retainer	$90,000
Board Non-Executive Chair Annual Cash Retainer	$150,000
Board and Committee Fees	None
Annual Committee Chair Cash Retainer	$15,000
Annual Committee Member Cash Retainer
Audit Committee	$15,000
Compensation and Nominating Committees	$10,000
Finance Committee	$12,000
Annual Deferred Share Credit	$160,000
Share Compensation
The most significant portion of non-employee Director compensation is the annual equity grant payable as an annual deferred share award. Each non-employee Director received a deferred share credit of $160,000 for Board service in 2022 pursuant to the Director Deferred Stock Ownership Plan, with the exception of Messrs. Esculier and Kelly and Mses. Huey Evans and McWhinney, who joined the Board on February 28, 2022 upon the closing of the merger with IHS Markit, and received a prorated share credit of $133,333, equal to 397.81 deferred share credits, based on the length of their Board service. The $160,000 share credit in respect of fiscal year 2022 was credited as 477 deferred shares based on the closing price of the Company’s common stock on January 3, 2023 of $335.17. The deferred share credits are payable in shares of the Company’s common stock following a Director’s termination of Board membership.
The Director Deferred Stock Ownership Plan also permits Directors to elect to receive all or part of their annual cash compensation in deferred shares of common stock in lieu of the cash payments. For 2023, the Company has written agreements with Mr. Kelly to receive all of his 2023 cash payments as deferred shares.
Other Director Plans and Other Compensation
In addition, Directors may elect to defer all or part of their annual cash compensation under the Director Deferred Compensation Plan. For 2023, the Company has written agreements to defer cash payments under this Plan with Mr. Washington. Interest is payable on the deferred cash amount at 120% of the applicable Federal Long-Term Rate, as prescribed by the Internal Revenue Service in December of the year prior to the year in which the Director compensation is credited.
Our non-employee Directors are also reimbursed for tuition and related expenses for continuing director education courses.
Our Directors are eligible to participate in our director charitable matching program with respect to contributions made to the S&P Global PAC. Under the S&P Global PAC program, the Company contributes funds to a charitable organization of the Director’s choice that match the Director’s contribution to the S&P Global PAC, up to a maximum of $5,000 per annum.
Additionally, our Directors may participate in the charitable S&P Global Matching Gift Program, for a corporate matched contribution, generally on a standard dollar-for-dollar basis, up to a maximum participant donation of $25,000 (or the currency equivalent) in the aggregate per year for Directors. During the month of December 2022, the Company elected to double the corporate matched contribution for charitable contributions to a corporate match of up to $50,000 for Directors. This program is generally available to all our employees as well as retired employees or directors for up to three years following their retirement for a corporate match of up to $5,000 generally and a double corporate match of up to $10,000 during the month of December.
       2023 Proxy Statement       121

DIRECTOR COMPENSATION (continued)

Director Stock Ownership Guidelines
Under the Company’s Non-Employee Director Stock Ownership Guidelines, each non-employee Director is required to own or acquire, within five years of election to the Company’s Board of Directors, shares of common stock of the Company (including deferred share units held under the Director Deferred Stock Ownership Plan) having a market value of at least five times (5x) the annual cash retainer for serving as a Director of the Company at all times during his or her tenure.
Based on the holdings of shares and deferred share units under the Director Deferred Stock Ownership Plan, as of February 28, 2023, each Director was in compliance with the minimum holding requirement under the Company’s Non-Employee Director Stock Ownership Guidelines, except for Lord Livingston, Mr. Washington and Ms. Huey Evans, who require additional time to accumulate sufficient shares to satisfy their ownership requirement due to limited time in role.
The full policy can be viewed and downloaded from the Corporate Governance section of the Company’s Investor Relations website at http://investor.spglobal.com.
No Director Hedging or Pledging
Under the Company’s Insider Trading Policy, Directors are prohibited without exception from pledging Company stock as well as from engaging in hedging transactions related to Company stock. None of our Directors has shares of Company stock subject to a pledge.
For more information, see the description of our Insider Trading Policy on page 92 of this Proxy Statement.
122       2023 Proxy Statement

OWNERSHIP OF COMPANY STOCK

OWNERSHIP OF COMPANY STOCK
A beneficial owner of stock is a person who has voting power, meaning the power to control voting decisions, or investment power, meaning the power to cause the sale of the stock.
Company Stock Ownership of Management (1)(2)
The following table shows the number of shares of the Company’s common stock beneficially owned on March 3, 2023 by each of our Directors and Director nominees; the Chief Executive Officer and the other four named executive officers in the Summary Compensation Table; and all individuals who served as Directors or executive officers at March 3, 2023, as a group.
Name of Beneficial Owner	Sole Voting Power and Sole Investment Power (#)	Shared Voting Power and Shared Investment Power (#)	Right to Acquire Shares within 60 Days by Exercise of Options (#)	Total Number of Shares Beneficially Owned (#)	Percent of Common Stock (%) (1)	Director Deferred Stock Ownership Plan (#) (3)

Marco Alverà	400	—	—	400	(4)	3,628

Martina L. Cheung	10,281	—	—	10,281	(4)	—

Daniel E. Draper	2,788	—	—	2,788	(4)	—

Jacques Esculier	1,273	—	—	1,273	(4)	736

Gay Huey Evans	490	—	—	490	(4)	442

William D. Green	1,000	—	—	1,000	(4)	13,748

Stephanie C. Hill	400	—	—	400	(4)	3,787

Rebecca J. Jacoby	400	—	—	400	(4)	6,597

Adam Kansler	54,710	—	—	54,710	(4)	—

Robert P. Kelly	31,673	—	—	31,673	(4)	729

Ian P. Livingston	—	—	—	—	(4)	998

Deborah D. McWhinney	10,736	—	—	10,736	(4)	442

Maria R. Morris	400	—	—	400	(4)	4,068

Douglas L. Peterson	171,270	—	51,304	222,574	(4)	—

Ewout L. Steenbergen	33,604	—	—	33,604	(4)	—

Richard E. Thornburgh	1,300	3,300 (5)	—	4,600	(4)	14,319

Gregory Washington	—	—	—	—	(4)	687

All Directors and executive officers of the Company as a group (a total of 28, including those named above) (6)	339,759	27,049	51,304	418,112	0.1%	50,181

(1)
The number of shares of common stock outstanding on March 3, 2023 was 327,929,653, including 7,157,285 outstanding common shares held by the Markit Group Holdings Limited Employee Benefit Trust. The percent of common stock is based on such number of shares and is rounded off to the nearest one-tenth of one percent, determined in accordance with the beneficial ownership rules under Rule 13d-3 under the Securities Exchange Act of 1934.

(2)
None of the shares included in the above table constitutes Directors’ qualifying shares.

(3)
This amount represents the number of shares of the Company’s common stock that has been credited to a bookkeeping account maintained for each non-employee Director of the Company under the Director Deferred Stock Ownership Plan. This Plan is further described beginning on page 121 of this Proxy Statement.

(4)
Less than 1%.

       2023 Proxy Statement       123

OWNERSHIP OF COMPANY STOCK (continued)

(5)
With respect to the shares reported in the table above for Mr. Richard E. Thornburgh, Mr. Thornburgh has shared voting and investment power as a co-trustee over 3,300 shares held in the Thornburgh Family Foundation. Mr. Thornburgh disclaims any beneficial interest in the shares in this charitable foundation.

(6)
Spouses and children of some members of this group may own other shares in which the members of this group disclaim any beneficial interest and which are not included in the above table.

Company Stock Ownership of Certain Beneficial Owners
The following table shows information as to any person known to the Company to be the beneficial owner of more than 5% of the Company’s common stock on the date indicated below.
Name and Address of Beneficial Owner	Sole or Shared Voting Power (#)	Sole or Shared Dispositive Power (#)	Total Number of Shares Beneficially Owned (#)	Percent of Common Stock (%) (1)

The Vanguard Group 100 Vanguard Blvd. Malvern, Pennsylvania 19355 (2)	462,942	28,933,423	28,933,423	8.88%

BlackRock, Inc. 55 East 52nd Street New York, New York 10055 (3)	22,304,576	25,205,636	25,205,636	7.70%

(1)
The percent of common stock is based on information reported in SEC filings as noted in footnotes (2) through (3) below.

(2)
On February 9, 2023, The Vanguard Group (“Vanguard”) filed an amended Schedule 13G with the SEC disclosing its beneficial ownership of the Company’s common stock. Vanguard has certified in its amended Schedule 13G filing that the Company’s common stock was acquired and is held in the ordinary course of business, and was not acquired and is not held for the purpose of changing or influencing control of the Company. The amended Schedule 13G does not identify any shares with respect to which there is a right to acquire beneficial ownership.

(3)
On January 31, 2023, BlackRock, Inc. (“BlackRock”) filed an amended Schedule 13G with the SEC disclosing its beneficial ownership of the Company’s common stock. BlackRock has certified in its amended Schedule 13G filing that the Company’s common stock was acquired and is held in the ordinary course of business, and was not acquired and is not held for the purpose of changing or influencing control of the Company. The amended Schedule 13G does not identify any shares with respect to which there is a right to acquire beneficial ownership.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors, executive officers, and holders of more than 10% of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. As a matter of practice, S&P Global assists our executive officers and directors in preparing initial ownership reports and reporting ownership changes, and typically files those reports on their behalf. Based solely on our review of the forms filed with the SEC and written representations from our directors and executive officers, we believe that all of the required reports under Section 16(a) for our directors and executive officers during the 2022 fiscal year were correctly filed on a timely basis, except for the following forms, which were filed late or required amendment due to administrative errors: (i) amended Forms 3 were filed to correct the initial holdings reported for Adam Kansler, Edouard Tavernier and Sally Moore following the closing of the merger with IHS Markit; (ii) late Forms 4 were filed to report charitable gifts by Douglas Peterson and Martina Cheung; and (iii) a late Form 4 was filed on behalf of Saugata Saha in connection with an off-cycle Restricted Stock Unit (RSU) award vesting.
124       2023 Proxy Statement

AUDIT COMMITTEE MATTERS

AUDIT COMMITTEE MATTERS
The Audit Committee (the “Committee”) has sole authority and responsibility for the recommendation of, compensation, retention and oversight of the work of the independent public accounting firm engaged for the purpose of preparing or issuing the audit report or performing the audit for the Company. Additional information regarding the Committee’s obligations can be found on page 48.
The Board, after receiving a favorable recommendation from the Audit Committee, has selected Ernst & Young LLP (“EY”) to serve as the independent auditor of the Company and its subsidiaries for 2023. A representative of EY is expected to be present at the Annual Meeting with the opportunity to make a statement if the representative desires to do so, and such representative will be available to respond to appropriate questions.
Shareholders are being asked to ratify the appointment of EY as the Independent Auditor for the Company and its subsidiaries for 2023. Please see page 132 of this Proxy Statement for voting information. Although ratification is not required by our By-Laws or otherwise, the Board is submitting the selection of EY to our shareholders for ratification as a matter of good corporate practice. If shareholders fail to ratify the selection, the Committee will reconsider whether or not to retain EY. Notwithstanding ratification of EY’s appointment by shareholders, the Audit Committee may recommend, and the Board of Directors may, change the appointment at any time if they determine that a change would be in the best interests of the Company and its shareholders.
Annual Evaluation of the Independent Auditor
In executing its responsibilities with regard to the performance evaluation of the independent auditor, the Committee considers, various factors including the following:
•
global reach relative to the Company’s business;
•
how effectively it demonstrated its independent judgment, and objectivity throughout its audit;
•
the quality and clarity of its communications with the Audit Committee;
•
external data relating to audit quality and performance, including recent Public Company Accounting Oversight Board reports of EY and its peer firms;
•
familiarity with our operations and businesses, accounting policies and practices and internal controls over financial reporting;
•
management’s perception of expertise and past performance;
•
the performance of the lead audit partner;
•
appropriateness of fees; and
•
tenure as our independent auditor.
EY has served as the Company’s independent auditors since 1969. In considering the tenure of EY as our independent auditor, the Committee considers the benefits of tenure in light of the robust controls in place to safeguard independence.
       2023 Proxy Statement       125

AUDIT COMMITTEE MATTERS (continued)

The Committee has been focused on ensuring strong governance with regard to the independence of the Company’s external auditors. As part of that ongoing focus, the Committee regularly reviews best practices and standards for independence controls and continually evaluates ways to strengthen such controls. For instance, the Committee reviews Public Company Accounting Oversight Board reports of EY’s peers and annual private sessions with key members of management to review EY’s performance and the independent control structure. The framework below provides an overview of considerations the Committee weighs with regard to the annual selection of the independent auditor.

Benefits of Tenure	Independence Controls
Enhanced Audit Quality –EY has gained institutional knowledge and expertise regarding our global operations and business, accounting policies and practices, and internal control over financial reporting. Their institutional knowledge and experience is balanced by the fresh perspective delivered by changes in the audit team resulting from mandatory audit partner rotation.	**Audit Committee Oversight** – the Committee and Chair hold regular private sessions with the independent auditor; the Committee regularly discusses with the independent auditor the scope of their audit; the Committee reviews with the independent auditor any problems or difficulties they may have encountered, and any management letter provided by the independent auditor and the Company's response to such letter; the Committee's annual review and evaluation of the lead audit partner's performance; and the Committee's involvement in selection of a new lead auditor and the Chair and Committee's direct involvement in interviewing candidates.
Continuity Mitigates Disruption Risk – Bringing on a new auditor, without reasonable cause, would require management to devote significant resources and time to educating a new auditor to reach a comparable level of familiarity with our business and control framework, particularly as EY has audited both the Company and IHS Markit. Such a transition has the potential to distract from management's focus on financial reporting and internal controls.	**EY's Independence Procedures** – EY on at least an annual basis provides the Committee reports regarding independence; conducts periodic internal reviews of its audit and other work, assesses the adequacy of partners and other staff serving the Company's account, and rotates engagement partners consistent with independence requirements. The lead audit partner's rotation commenced with the 2019 audit and will end following the 2022 audit.
Effective Audit Plans and Efficient Fee Structures – EY's knowledge of our business and control framework allows it to design effective audit plans that cover key risk areas while capturing cost efficiencies, resulting in aggregate fees competitive with those of other independent accounting firms.	**Limits on non-audit services** – the Committee's exclusive authority to pre-approve non-audit services and to determine whether such services are consistent with auditor independence.
	Regulatory Framework – the current strong regulatory framework requires periodic rotation of audit partners, PCAOB inspections, peer reviews as well as PCAOB and SEC oversight

With significant milestones completed in integrating the Company’s financial reporting processes and controls, the Committee and management have taken steps to prepare to issue a request for proposals (“RFP”). In November 2022, as a matter of good corporate governance, the Committee instructed management to commence competitive RFP process which will be closely overseen by the Committee, particularly the Chair. The Committee expects to select an independent auditor among the RFP participants (including EY) in the second half of 2023.
Appointment of the Independent Auditor
The Committee determines annually whether the independent auditor should be reappointed for another year. Considering its annual evaluation of the independent auditor and the independence controls referenced above, the Committee believes that the continued retention of EY to serve as the Company’s Independent Auditor is in the best interests of the Company and its shareholders and recommend that shareholders ratify the appointment of EY as the Company’s Independent Auditor for 2023. The Board and the Audit Committee may change the appointment at any time if they determine that a change would be in the best interests of the Company and its shareholders.
126       2023 Proxy Statement

AUDIT COMMITTEE MATTERS (continued)

Fees to the Independent Auditor
During the years ended December 31, 2022 and December 31, 2021, Ernst & Young LLP audited the consolidated financial statements of the Company and its subsidiaries. The aggregate fees that Ernst & Young LLP billed the Company for these years for professional services rendered were as follows:
Services Rendered	Year Ended 12/31/22	Year Ended 12/31/21

Audit Fees	$15,115,000	$7,625,000

Audit-Related Fees	$3,748,000	$1,758,000

Tax Fees	$2,318,000	$2,225,000

All Other Fees	$2,000	$2,000
•
Audit fees included fees for professional services rendered for the audits of the consolidated financial statements of the Company, audits of the effectiveness of the Company’s internal control over financial reporting, reviews of the quarterly consolidated financial statements, statutory audits, securities registration statements and accounting consultations on matters related to the annual audits or interim reviews.
•
Audit-related fees generally included fees for benefit plans or other special-purpose audits, and other attest services related to the Company’s regulatory environment.
•
Tax fees generally included fees for tax compliance and related advice.
•
All other fees generally include fees for advisory services related to accounting principles, rules and regulations.
Pre-Approval Policies and Procedures
The policies and procedures contained in the Audit Committee Charter (which can be viewed and downloaded from the Corporate Governance section of the Company’s Investor Relations website at http://investor.spglobal.com) provide that:
✔
pre-approval is required for any retention of the independent auditor for audit or non-audit services;

✔
the Committee retains sole authority to pre-approve the fees for non-audit services;

✔
the Committee has delegated to the Committee Chair the authority to pre-approve audit services only; and

✔
pre-approval decisions by the Chair are reported to the full Committee at its next meeting.

Audit Committee Report
The Audit Committee (the “Committee”) reviews the Company’s financial reporting process on behalf of the Board. All of the members of the Committee are independent Directors as defined in the rules of the New York Stock Exchange. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The Board has adopted a written Charter for the Audit Committee.
In this context, the Committee has met and held discussions with management and the Company’s Independent Auditor, Ernst & Young LLP (“EY”). Management represented to the Committee that it is responsible for the financial reporting process, including the system of internal controls, for the preparation of the Company’s consolidated financial statements in accordance with generally accepted accounting principles and for the report on the Company’s internal controls over financial reporting. The Committee has reviewed and discussed the consolidated financial statements with management and EY, which review included a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Committee also discussed with EY the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”)
       2023 Proxy Statement       127

AUDIT COMMITTEE MATTERS (continued)

and the SEC. The Committee also discussed with management the process used to support the certifications required by the Sarbanes-Oxley Act of 2002 and to support management’s annual report on the Company’s internal controls over financial reporting. The Committee discussed with EY the integrated audit results as required by the PCAOB, rules of the SEC, and other applicable regulations.
In addition, the Committee has received the written disclosures and the letter from EY required by applicable requirements of the PCAOB regarding EY’s communications with the Committee concerning independence, and has discussed with EY the firm’s independence.
The Committee is directly responsible for the appointment, compensation, retention and oversight of the work of EY for the purposes of preparing or issuing the audit report or performing the audit of the Company. The Committee has also considered whether the provision of services by EY not related to the audit of the financial statements is compatible with maintaining EY’s independence. The Committee pre-approves all fees for services provided by EY in accordance with the pre-approval policies and procedures described above.
The Committee evaluates EY’s performance, taking into consideration the following factors: management’s perception of expertise and past performance, external data relating to audit quality, independence, appropriateness of fees, global reach relative to the Company’s business, tenure as our independent auditor and familiarity with our operations and businesses, accounting policies and practices and system of internal controls. The Committee annually reviews and evaluates the performance of EY’s lead audit partner, ensures the audit partner rotation as required by law and, through the Committee Chair as representative of the Committee, reviews and considers the selection of the lead audit partner.
The Committee discussed with EY the overall scope and plans for its respective audits. The Committee met with the internal auditors and EY, with and without management present, to discuss the results of their examinations, the evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.
In reliance on the reviews and discussions referred to above, the Committee recommended to the Board that the audited financial statements be included in the Company’s Form 10-K for the year ended December 31, 2022, as filed with the SEC. The Committee and the Board believe that the continued retention of EY to serve as the Company’s Auditor is in the best interests of the Company and its shareholders and have recommended that shareholders ratify the appointment of EY as the Company’s Independent Auditor for 2023.
Maria R. Morris (Chair)
Jacques Esculier
Gay Huey Evans
Ian P. Livingston
Deborah D. McWhinney
Gregory Washington
128       2023 Proxy Statement

ITEMS OF BUSINESS TO BE ACTED ON AT THE ANNUAL MEETING

ITEMS OF BUSINESS TO BE ACTED ON AT THE ANNUAL MEETING
Item 1. Election of Directors
The persons listed below, each of whom is currently a Director of the Company, have been nominated by the Board, on the recommendation of the Nominating Committee, for election to a one-year term of office that will expire at the next Annual Meeting or until their successors are elected and qualify or until their earlier resignation or removal. Each nominee listed below has agreed to serve his or her respective term. If any Director is unable to stand for election, the individuals named as the proxies have the right to designate a substitute. If that happens, shares represented by proxies may be voted for a substitute Director.
Your Board recommends that you vote FOR each of the following nominees:
•
Marco Alverà
•
Jacques Esculier
•
Gay Huey Evans
•
William D. Green
•
Stephanie C. Hill
•
Rebecca Jacoby
•
Robert P. Kelly
•
Ian P. Livingston
•
Deborah D. McWhinney
•
Maria R. Morris
•
Douglas L. Peterson
•
Richard E. Thornburgh
•
Gregory Washington
Your Board of Directors recommends that you vote FOR the election of each of the Director nominees.
Unless you specify otherwise, the Board intends the accompanying proxy to be voted for these nominees.
Biographical information about these nominees can be found on pages 34 through 46 of this Proxy Statement.
       2023 Proxy Statement       129

ITEMS OF BUSINESS TO BE ACTED ON AT THE ANNUAL MEETING (continued)

Item 2. Proposal to Approve, on an Advisory Basis, the Executive
Compensation Program for the Company’s Named Executive Officers
Under the rules of the SEC, the Company is required to provide its shareholders with the opportunity to cast an advisory vote on the executive compensation program for the Company’s named executive officers. This proposal is frequently referred to as a “say-on-pay” vote, which is required under Section 14A of the Securities Exchange Act. Shareholders voted, on an advisory basis, in favor of casting the advisory say-on-pay vote on an annual basis at the 2017 Annual Meeting.
The Company’s executive compensation program is intended to attract, motivate and reward the executive talent required to achieve our corporate objectives and increase shareholder value. We believe that our executive compensation program is both competitive and strongly focused on pay-for-performance principles, and provides an appropriate balance between risk and rewards. In particular, our executive compensation program:
•
aligns compensation with shareholder value on an annual and long-term basis through a combination of base pay, annual cash incentives and long-term stock-based incentives;
•
includes a mix of compensation elements that emphasizes performance results, with approximately 93% of the 2022 targeted compensation for Douglas L. Peterson, the Company’s Chief Executive Officer, and approximately 85% of the 2022 targeted compensation for the other named executive officers being performance-based;
•
delivers annual incentive payouts to executives based on the achievement of approved quantitative performance goals, which were based on non-GAAP pro forma ICP Adjusted EBITA Margin and non-GAAP pro forma ICP Adjusted Revenue enterprise-level Company goals and, as appropriate, for our division leaders, division-level goals for 2022;
•
aligns the interests of executives with those of shareholders through long-term stock-based incentives comprised of Performance Share Units that are based on the achievement of non-GAAP pro forma ICP Adjusted EPS targets. For 2022, the Performance Share Unit award vests at the end of a three-year award cycle, with payment ranging up to a maximum of 200% of the shares based on the achievement of compound annual diluted EPS growth goals; and
•
has features designed to further align executive compensation with shareholder interests and mitigate risks, including stock ownership requirements, the Senior Executive Pay Recovery Policy (a “clawback” policy), an anti-hedging and pledging policy and limited perquisites.
Our executive compensation program is described in the Compensation Discussion and Analysis (“CD&A”), related compensation tables and other narrative executive compensation disclosures required by the disclosure rules of the SEC, all of which are found in this Proxy Statement. In particular, the CD&A, beginning on page 53 of this Proxy Statement, describes the Company’s executive compensation program in detail, and we encourage you to review it.
Since the vote on this proposal is advisory, it is not binding on the Company. Nonetheless, the Compensation and Leadership Development Committee, which is responsible for approving the overall design and administering certain aspects of the executive compensation program, will take into account the outcome of the vote when making future executive compensation decisions. The Board of Directors recommends that you approve the following resolution that will be submitted for a shareholder vote at the 2023 Annual Meeting in support of the Company’s executive compensation program:
RESOLVED: That the shareholders of the Company approve, on an advisory basis, the executive compensation program for the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, related compensation tables and other narrative executive compensation disclosures included in the Proxy Statement for this Annual Meeting.
Your Board of Directors recommends that you vote FOR the approval, on an advisory basis, of the executive compensation program for the Company’s named executive officers.
Unless you specify otherwise, the Board intends the accompanying proxy to be voted for this proposal.
130       2023 Proxy Statement

ITEMS OF BUSINESS TO BE ACTED ON AT THE ANNUAL MEETING (continued)

Item 3. Vote, on an Advisory Basis, on the Frequency on Which the Company Conducts an Advisory Vote on the Executive Compensation Program for the Company’s Named Executive Officers
As described in Item 2 on page 130 of this Proxy Statement, under the rules of the SEC and Section 14A of the Exchange Act, the Company is required to provide shareholders with a “say-on-pay” vote, which is a non-binding advisory vote on the executive compensation program for the named executive officers of the Company. The rules of the SEC and Section 14A of the Exchange Act also require the Company, at least once every six years, to provide shareholders with the opportunity to cast an advisory vote on whether the say-on-pay vote will occur every one, two or three years.
If you are a registered shareholder (that is, if you own shares directly in your own name and they are either kept at our transfer agent or are in your possession) the enclosed proxy card provides you with a choice of voting on the Company holding say-on-pay every one, two or three years, or to abstain from voting on this proposal. If you are a beneficial owner (that is, if your shares are held for you by your bank, broker or other holder of record), please refer to the voting instruction card provided by your bank, broker or other holder of record, which should include these same four voting choices.
Our shareholders voted on a similar proposal in 2017, with the majority voting to hold the say-on-pay vote every year. While this proposal is advisory and is not binding on the Company, the Board appreciates and values shareholders’ views on this issue, and believes that an annual say-on-pay vote provides the highest level of accountability to the Company and its shareholders. Most elements of our executive compensation program are reviewed and determined annually, including base salary, annual cash incentives under the Company’s Key Executive Short-Term Incentive Compensation Plan, and awards under our Long-Term Incentive Plan. Holding annual say-on-pay votes would more closely coincide with these decisions and provide valuable feedback to the Board on a more timely basis.
While the Board is recommending that shareholders vote in favor of holding say-on-pay every one year, you are not voting to approve or disapprove the Board’s recommendation. The proxy card provides you with a choice of voting for the Company holding say-on-pay every one, two or three years (or to abstain from voting on this proposal).
It is expected that the next vote on a say-on-pay frequency proposal will occur at the 2029 annual meeting of shareholders.
Your Board of Directors recommends that you vote for, on an advisory basis, the Company holding a say-on-pay advisory vote on executive compensation every 1 YEAR.
Unless you specify otherwise, the Board intends the accompanying proxy to be voted in accordance with its recommendation.
       2023 Proxy Statement       131

ITEMS OF BUSINESS TO BE ACTED ON AT THE ANNUAL MEETING (continued)

Item 4. Proposal to Ratify the Appointment of the Company’s
Independent Auditor
The Board, after receiving a favorable recommendation from the Audit Committee, has again selected Ernst & Young LLP to serve as the independent Auditor of the Company and its subsidiaries for 2023. Although not required to do so, the Board is submitting the selection of this firm for ratification by the Company’s shareholders for their views. Ernst & Young LLP has advised the Company that it has no direct, nor any material indirect, financial interest in the Company or any of its subsidiaries. Although ratification is not required by our By-Laws or otherwise, the Board is submitting the selection of Ernst & Young LLP to our shareholders for ratification as a matter of good corporate practice. If shareholders fail to ratify the selection, the Committee will reconsider whether or not to retain Ernst & Young LLP. The Board and the Audit Committee may change the appointment at any time if they determine that a change would be in the best interests of the Company and its shareholders.
The following resolution will be offered by the Board of Directors at the Annual Meeting:
RESOLVED: That the selection by the Board of Directors of Ernst & Young LLP to serve as the independent Auditor of the Company and its subsidiaries for 2023 be, and hereby is, ratified and approved.
Your Board of Directors recommends that you vote FOR the ratification of Ernst & Young LLP as the Company’s independent Auditor for 2023.
Unless you specify otherwise, the Board intends the accompanying proxy to be voted for this proposal.
132       2023 Proxy Statement

ITEMS OF BUSINESS TO BE ACTED ON AT THE ANNUAL MEETING (continued)

Item 5. Other Matters
The Board knows of no other matters which may properly be brought before the Annual Meeting. However, if other matters should properly come before the Annual Meeting, it is the intention of those named in the solicited proxy to vote such proxy in accordance with their best judgment.
By Order of the Board of Directors.
TAPTESH (TASHA) K. MATHARU
Deputy General Counsel &
Corporate Secretary

New York, New York
March 23, 2023
       2023 Proxy Statement       133

EXHIBIT A

EXHIBIT A
Reconciliation of Non-GAAP Financial Information
The following tables reconcile non-GAAP financial information included in this Proxy Statement to the most directly comparable measures presented in accordance with generally accepted accounting principles (“GAAP”) in the U.S. and reported in our consolidated financial statements filed with the Securities and Exchange Commission. These tables include financial information on an as-reported basis, and on a pro forma basis as if the merger with IHS Markit had closed on January 1, 2021, for the twelve months ended December 31, 2022 and 2021; the pro forma basis agrees to the Company’s previously filed unaudited pro forma combined condensed financial information presented in accordance with Article 11 of Regulation S-X. The non-GAAP financial information included in this Proxy Statement has been provided in order to show investors how our Compensation Committee views the Company’s performance as it relates to the compensation program for our executive officers. This non-GAAP financial information may be different from similar measures used by other companies.
Year ended December 31, 2022*	Revenue	EBITA	EBITA Margin (Operating Profit Margin)

SPGI	(dollars in millions, except per share data)

Pro forma	$11,864	$5,311	44.8%
Non-GAAP Pro Forma Adjustments:

Pro forma non-GAAP adjustments (excludes deal-related amortization) (a)		(938)

Pro forma deal-related amortization		959

Divestitures	(22)	(13)
Non-GAAP pro forma adjustment subtotal	(22)	8
Non-GAAP Pro Forma Adjusted results	$11,842	$5,319	44.9%

Further Non-GAAP ICP Adjustments:

Foreign Exchange	38	5

Suspension of Russia operations relief	55

Unspent investment fund	0	(9)
Further Non-GAAP ICP Adjustment subtotal	93	(4)
Non-GAAP Pro Forma ICP Adjusted	$11,935	$5,315	44.5%
134       2023 Proxy Statement

EXHIBIT A (continued)

Year ended December 31, 2022*	Diluted Earnings per Share***

SPGI
Pro forma	$10.53
Non-GAAP Pro Forma Adjustments:

Pro forma non-GAAP adjustments (excludes deal-related amortization) (a) (b)	(1.51)

Pro forma deal-related amortization	2.20

Divestitures	(0.03)
Non-GAAP pro forma adjustment subtotal	0.66
Non-GAAP Pro Forma Adjusted results	$11.19

Further Non-GAAP ICP Adjustments:

Adjustment for dilution related to merger with IHS Markit and divestitures of CUSIP and LCD	1.43

Adjustment for Plan Tax Rate	(0.26)
Further Non-GAAP ICP Adjustment subtotal	1.17
Non-GAAP Pro Forma ICP Adjusted	$12.36
       2023 Proxy Statement       135

EXHIBIT A (continued)

Year ended December 31, 2022*	Revenue	EBITA	EBITA Margin (Operating Profit Margin)

Market Intelligence	(dollars in millions)

Pro forma	$4,102	$2,471	60.2%
Non-GAAP Pro Forma Adjustments:

Pro forma non-GAAP adjustments (excludes deal-related amortization) (c)		(1,638)

Pro forma deal-related amortization		475

Divestitures	(9)	(6)
Non-GAAP pro forma adjustment subtotal	(9)	(1,169)
Non-GAAP Pro Forma Adjusted results	$4,093	$1,302	31.8%

Further Non-GAAP ICP Adjustments:

Foreign Exchange	9	(5)

Suspension of Russia operations relief	6
Further Non-GAAP ICP Adjustment subtotal subtotal	16	(5)
Non-GAAP Pro Forma ICP Adjusted	$4,109	$1,297	31.6%
136       2023 Proxy Statement

EXHIBIT A (continued)

Year ended December 31, 2022*	Revenue	EBITA	EBITA Margin (Operating Profit Margin)

Ratings	(dollars in millions)

Pro forma	$3,050	$1,667	54.7%
Non-GAAP Pro Forma Adjustments:

Pro forma non-GAAP adjustments (excludes deal-related amortization) (d)		30

Pro forma deal-related amortization		8
Non-GAAP pro forma adjustment subtotal	0	38
Non-GAAP Pro Forma Adjusted results	$3,050	$1,705	55.9%

Further Non-GAAP ICP Adjustments:

Foreign Exchange	18	14

Suspension of Russia operations relief	7

Unspent investment fund		(7)
Further Non-GAAP ICP Adjustment subtotal	24	6
Non-GAAP Pro Forma ICP Adjusted	$3,074	$1,711	55.7%
       2023 Proxy Statement       137

EXHIBIT A (continued)

Year ended December 31, 2022*	Revenue	EBITA	EBITA Margin (Operating Profit Margin)

Indices	(dollars in millions)

Pro forma	$1,356	$927	68.4%
Non-GAAP Pro Forma Adjustments:

Pro forma non-GAAP adjustments (excludes deal-related amortization) (e)		(30)

Pro forma deal-related amortization		31

Divestitures	(1)
Non-GAAP pro forma adjustment subtotal	(1)	0
Non-GAAP Pro Forma Adjusted results	$1,355	$927	68.4%

Further Non-GAAP ICP Adjustments:

Foreign Exchange	4	1
Further Non-GAAP ICP Adjustment subtotal	4	1
Non-GAAP Pro Forma ICP Adjusted	$1,359	$927	68.2%
138       2023 Proxy Statement

EXHIBIT A (continued)

Year ended December 31, 2021*	Revenue	EBITA	Diluted Earnings per Share***	EBITA Margin (Operating Profit Margin)

SPGI	(dollars in millions, except per share data)

Pro forma	$12,403	$4,736	$13.31	38.2%
Non-GAAP Pro Forma Adjustments:

Pro forma non-GAAP adjustments (excludes deal-related amortization)	(21)	1,095	3.08

Pro forma deal-related amortization		96	0.27

Fiscal period alignment adjustment		(64)	(0.18)

Non-GAAP pro forma adjusted provision for income taxes			(4.85)
Non-GAAP pro forma adjustment subtotal	(21)	1,127	(1.68)
Non-GAAP Pro Forma Adjusted results	$12,382	$5,863	11.63	47.4%
       2023 Proxy Statement       139

EXHIBIT A (continued)

Year ended December 31, 2021*	Diluted Earnings per Share***

SPGI	(dollars in millions, except per share data)

Pro forma	$9.51
Non-GAAP Pro Forma Adjustments:

Pro forma non-GAAP adjustments (excludes deal-related amortization)	2.24

Pro forma deal-related amortization	0.21

Fiscal period alignment adjustment	(0.33)
Non-GAAP pro forma adjustment subtotal	2.12
Non-GAAP Pro Forma Adjusted results	$11.63
140       2023 Proxy Statement

EXHIBIT A (continued)

Year ended December 31, 2021*	Revenue	EBITA	EBITA Margin (Operating Profit Margin)

Market Intelligence	(dollars in millions)

Pro forma	$3,976	$1,217	30.6%
Non-GAAP Pro Forma Adjustments:

Pro forma non-GAAP adjustments (excludes deal-related amortization)	(73)	(61)

Pro forma deal-related amortization		65

Fiscal period alignment adjustment	(13)	(43)
Non-GAAP pro forma adjustment subtotal	(86)	(39)
Non-GAAP Pro Forma Adjusted results	$3,890	$1,178	30.3%
       2023 Proxy Statement       141

EXHIBIT A (continued)

Year ended December 31, 2021*	Revenue	EBITA	EBITA Margin (Operating Profit Margin)

Ratings	(dollars in millions)

Pro forma	$4,097	$2,619	63.9%
Non-GAAP Pro Forma Adjustments:

Pro forma non-GAAP adjustments (excludes deal-related amortization)		(6)

Pro forma deal-related amortization		10
Non-GAAP pro forma adjustment subtotal	0	4
Non-GAAP Pro Forma Adjusted results	$4,097	$2,623	64.0%
142       2023 Proxy Statement

EXHIBIT A (continued)

Year ended December 31, 2021*	Revenue	EBITA	EBITA Margin (Operating Profit Margin)

Indices	(dollars in millions)

Pro forma	$1,253	$808	64.5%
Non-GAAP Pro Forma Adjustments:

Pro forma non-GAAP adjustments (excludes deal-related amortization)		31

Pro forma deal-related amortization		6
Non-GAAP pro forma adjustment subtotal	0	37
Non-GAAP Pro Forma Adjusted results	$1,253	$845	67.4%

*
The twelve months ended December 31, 2022 and 2021 include pro forma and non-GAAP pro forma adjusted measures. For pro forma to non-GAAP pro forma adjusted reconciliations refer to Exhibit 99.2 of the current report on Form 8-K furnished on February 9, 2023.

**
Note: Totals may not sum due to rounding.

***
Note: Diluted weighted average shares outstanding of 336.6 million and 355.7 million were used to calculate non-GAAP pro forma adjusted diluted earnings per share for the twelve months ended December 21, 2022 and 2021, respectively.

(a)
The twelve months ended December 31, 2022 include a gain on dispositions of $1.9 billion ($1.4 billion after-tax), IHS Markit merger costs of $619 million ($487 million after-tax), employee severance charges of $289 million ($222 million after-tax), a S&P Foundation grant of $200 million ($151 million after-tax), disposition-related costs of $24 million ($18 million after-tax), a gain on acquisition of $10 million ($10 million after-tax), an asset impairment of $9 million ($7 million after-tax), lease impairments of $5 million ($3 million after-tax), legal costs of $5 million ($4 million after-tax), an asset write-off of $4 million ($3 million after-tax) and an acquisition-related benefit of $4 million ($9 million after-tax).

(b)
The twelve months ended December 31, 2022 include a loss on extinguishment of debt of $8 million ($6 million after-tax) and tax expense of $157 million associated with a gain on dispositions. The twelve months ended December 31, 2022 also include an adjustment related to the JV Partner’s portion of the gain on the disposition of the L100 Index as part of the sale of LCD to Morningstar.

(c)
The twelve months ended December 31, 2022 include a gain on dispositions of $1.8 billion ($1.4 billion after-tax), employee severance charges of $90 million ($69 million after-tax), IHS Markit merger costs of $35 million ($27 million after-tax), and acquisition-related costs of $2 million ($2 million after-tax).

(d)
The twelve months ended December 31, 2022 include employee severance charges of $24 million ($19 million after-tax), legal costs of $5 million ($4 million after-tax), and an asset write-off of $1 million ($1 million after-tax).

(e)
The twelve months ended December 31, 2022 include a gain on dispositions of $52 million ($43 million after-tax), employee severance charges of $14 million ($11 million after-tax), and IHS Markit merger costs of $2 million ($1 million after-tax).

       2023 Proxy Statement       143

spglobal.com

S&P Global

VOTE

Your vote matters – here's how to vote!

2023 Annual Meeting Proxy Card

A The Board of Directors recommend a vote FOR each Director Nominee listed below, FOR Proposals 2 and 4, and 1 YEAR FOR Proposal 3.

1. Election of Directors:

	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
01 - Marco Alverà	☐	☐	☐	02 - Jacques Esculier	☐	☐	☐	03 - Gay Huey Evans	☐	☐	☐
04 - William D. Green	☐	☐	☐	05 - Stephanie C. Hill	☐	☐	☐	06 - Rebecca Jacoby	☐	☐	☐
07 - Robert P. Kelly	☐	☐	☐	08 - Ian P. Livingston	☐	☐	☐	09 - Deborah D. McWhinney	☐	☐	☐
10 - Maria R. Morris	☐	☐	☐	11 - Douglas L. Peterson	☐	☐	☐	12 - Richard E. Thornburgh	☐	☐	☐
13 - Gregory Washington	☐	☐	☐								

5. Consider any other business, if properly raised.

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

1 U P X

03RWDE

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Your vote matters – here’s how to vote!You may vote online or by phone instead of mailing this card.OnlineGo to www.investorvote.com/spgior scan the QR code — login details are located in the shaded bar below.PhoneCall toll free 1-800-652-VOTE (8683) within the USA, U.S. territories and CanadaSave paper, time and money! Sign up for electronic delivery at www.investorvote.com/spgi 1.Election of Directors: q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. qForAgainst AbstainForAgainst AbstainForAgainst Abstain+ 01 - Marco Alverà04 - William D. Green 07 - Robert P. Kelly 02- Jacques Esculier 05 - Stephanie C. Hill 08 - Ian P. Livingston 03- Gay Huey Evans 06 - Rebecca Jacoby09 - Deborah D. McWhinney 10- Maria R. Morris 11- Douglas L. Peterson 12- Richard E. Thornburgh 13- Gregory Washington2.Approve, on an advisory basis, the executive compensation program for the Company’s named executive officers;4. Ratify the appointment of Ernst & Young LLP as the Company’s independent auditor for 2023; ForAgainst Abstain 3. Approve, on an advisory basis, the frequency on which the Company conducts an advisory vote on the executive compensation program for the Company’s named executive officers;5. Consider any other business, if properly raised. 1Year 2Years 3 Years Abstain Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.Date (mm/dd/yyyy) — Please print date below.Signature 1 — Please keep signature within the box.Signature 2 — Please keep signature within the box.

RETAIN THIS PROXY CARD TO ATTEND THE VIRTUAL ANNUAL MEETING ONLINES&P Global Inc.Annual Meeting of Shareholdersat 8:00 a.m. (EDT) on May 3, 2023Details to Attend the Virtual Annual Meeting OnlineS&P Global’s Annual Meeting of Shareholders will be held in a virtual-only format. To attend the Annual Meeting, go online to www.meetnow.global/MSWQYGX.At the website, choose the option to enter the virtual meeting as a “Shareholder” and provide the 15-digit number printed in the circled area located on the reverse side of this proxy card. Shareholderswho enter as such can vote* their proxy during the meeting and ask questions.A “guest” option will also be made available for listen-only access.Please vote in advance of the virtual Annual Meeting even if you plan to attend (see reverse side for instructions to vote online, by telephone, or by mail)* 401(k) and ESPP plan participants must vote by 5:00 p.m. (EDT) on May 1, 2023. Plan shares cannot be voted during the Annual Meeting.The Notice and Proxy Statement for the Annual Meeting of Shareholders are available online at www.spglobal.com/proxyq IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. qNotice of Annual Meeting of Shareholders+Proxy
Solicited by Board of Directors for Annual Meeting — May 3, 2023The undersigned appoints Taptesh (Tasha) K. Matharu and Steven J. Kemps, and each of them, as proxies with full power of substitution, to vote the shares of stock of S&P Global Inc. (the “Company”), which the undersigned is entitled to vote, upon all subjects that may properly come before the meeting, including the matters described in the proxy statement, subject to any directions indicated on the reverse side of this card, at the Annual Meeting of Shareholders of the Company to be held at 8:00 a.m. (EDT), on May 3, 2023, or any adjournments or postponements thereof. If you sign and return this card without indicating how to vote upon all subjects that may properly come before the meeting including the matters described in the proxy statement, subject to any directions indicated on the reverse side of this card, the shares represented by your proxy will be voted as recommended by the Company’s Board of Directors.Note to 401(k) Participants. Plan participants must vote by 5:00 p.m. (EDT) on May 1, 2023. Computershare, the Company’s transfer agent, will communicate your instructions to the Trustee, who will then vote all the shares of common stock of S&P Global Inc. which are credited to the undersigned’s account as of March 13, 2023. Under the Plan, you are a “named fiduciary” for the purpose of voting shares in your account and your proportionate share of the Undirected Shares. This means that you have ultimate authority to control the manner in which the shares are voted. By submitting voting instructions by telephone, Internet, or by signing and returning this voting instruction card, you direct the Trustee to vote these shares, in person or by proxy, as designated herein, at the Annual Meeting of Shareholders. (See reverse side for voting instructions)Note to ESPP Participants. Plan participants must vote by 5:00 p.m. (EDT) on May 1, 2023. Any proxy you give will govern the voting of any shares you hold in this Plan. Any Plan shares for which we do not receive instructions from the employee will not be voted. (See reverse side for voting instructions)(Items to be voted appear on reverse side)Change of Address — Please print new address below.Comments — Please print your comments below.